UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21341

Name of Fund: BlackRock Credit Allocation Income Trust I, Inc. (PSW)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock
Credit Allocation Income Trust I, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2010

Date of reporting period: 10/31/2010

Item 1 – Report to Stockholders

Annual Report

BlackRock Credit Allocation Income Trust I, Inc. (PSW)

BlackRock Credit Allocation Income Trust II, Inc. (PSY)

BlackRock Credit Allocation Income Trust III (BPP)

BlackRock Credit Allocation Income Trust IV (BTZ)

BlackRock Floating Rate Income Trust (BGT)

October 31, 2010

Not FDIC Insured • No Bank Guarantee • May Lose Value

2 ANNUAL REPORT

OCTOBER 31, 2010

Dear Shareholder

The global economic recovery that began in 2009 has continued on its choppy course this year, delivering mixed but slowly improving economic data and gradual if uneven improvement of investor sentiment. The risks of a double-dip recession continue to recede, but the economy remains mired in a slow-

growth environment. In the United States, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009. Spanning

December 2007 to June 2009, this marked the longest reported recession since the Great Depression. Structural problems of ongoing deleveraging and weak spending among businesses and households weigh heavily on the pace of economic growth. The unemployment rate remains stubbornly high in the face of sluggish job gains in the private sector. The US dollar, along with other developed market currencies, has experienced devaluation resulting from aggressively easy monetary and fiscal policies. Given these long-standing conditions, the Federal Reserve Board has announced that additional policy action will be taken to combat deflation and unemployment and promote economic growth.

The high levels of volatility experienced in global equity markets throughout 2009 continued into 2010 as mixed economic data and lingering credit issues caused stocks to trade in both directions, but by the end of the first quarter, most markets had managed to post gains. The second quarter, in contrast,

brought higher levels of volatility and a “flight to quality” as investor sentiment was dominated by fears of a double-dip recession. Global equity markets saw negative quarterly returns — and for many markets, the first significant downturn since the bull market began in March 2009. In the third quarter, economic data turned less negative and strong corporate earnings reports became increasingly consistent. These factors, along with attractive valuations and expec-

tations for additional quantitative easing, drove equity markets higher, with most markets recapturing their second quarter losses. Stocks continued their rally into the beginning of the fourth quarter, closing out the 12-month period in positive territory. International equities posted gains on both a six- and

12-month basis. In the United States, both large and small cap equities posted robust gains for the 12-month period, while on a six-month basis, large cap stocks remained relatively flat and small caps turned slightly negative.

In fixed income markets, yields fluctuated but declined significantly over the past 12 months amid heightened uncertainty. Weak economic data, lingering credit problems and, near the end of the period, the expectation of additional quantitative easing drove interest rates lower and bond prices higher.

Treasuries rallied over the period, modestly outperforming the credit spread sectors of the market. Corporate credit spreads benefited from the low interest rate environment and high yield fixed income became increasingly attractive due to declining default rates and better-than-expected results on European bank stress tests. Tax-exempt municipal bonds performed well over the 12-month period, driven primarily by technical factors including favorable supply-

and-demand dynamics.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Against this backdrop, the major market averages posted the following returns:
Total Returns as of October 31, 2010	6-month	12-month
US large cap equities (S&P 500 Index)	0.74%	16.52%
US small cap equities (Russell 2000 Index)	(1.24)	26.58
International equities (MSCI Europe, Australasia, Far East Index)	5.74	8.36
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.08	0.12
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	10.63	10.03
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	5.33	8.01
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	3.95	7.78
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.73	19.10

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As global economic conditions continue to improve, investors across the world continue to face uncertainty about the future of economic growth. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of October 31, 2010

BlackRock Credit Allocation Income Trust I, Inc.

Fund Overview

BlackRock Credit Allocation Income Trust I, Inc.’s (PSW) (the “Fund”) investment objective is to provide Common Shareholders with high current income. The
Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Fund may invest directly in such securities or synthetically through the use of derivatives.

Effective November 13, 2009, BlackRock Preferred and Corporate Income Strategies Fund, Inc. was renamed BlackRock Credit Allocation Income Trust I, Inc.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended October 31, 2010, the Fund returned 26.81% based on market price and 24.77% based on NAV. For the same period, the Lipper closed-end Corporate Debt Funds (BBB-Rated) category posted an average return of 21.98% based on market price and 16.32% based on NAV. All returns reflect reinvestment of dividends. The Fund's discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund benefited from its asset allocation within preferred securities, which experienced a rebound during the period. In particular, allocations to institutional corporate securities and hybrid securities had a positive impact as those sectors significantly outperformed $25-par preferred securities, in which the Fund was underweight. The Fund’s participation in pre-
ferred equity exchange tender offers from several of its holdings added to performance, and an overweight in the insurance sector proved beneficial. The
Fund reduced its market risk prior to May when the European sovereign debt crisis triggered a dip in risk asset prices. This defensive move contributed posi-
tively to relative performance. Conversely, the Fund’s bias toward investment-grade securities detracted from performance near the end of the period when lower quality sectors rebounded on heightened expectations for a second round of quantitative easing from the Federal Reserve Board. The Fund frequently held cash committed for pending transactions; the cash balance did not have a material impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	PSW
Initial Offering Date	August 1, 2003
Yield based on Closing Market Price as of October 31, 2010 ($9.67)[1]	7.07%
Current Monthly Distribution per Common Share[2]	$0.057
Current Annualized Distribution per Common Share[2]	$0.684
Leverage as of October 31, 2010[3]	29%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 A change in the distribution rate was declared on December 6, 2010. The Monthly Distribution per Common Share was decreased to $0.0495. The Yield on Closing Market Price,
Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.
3 Represents reverse repurchase agreements and Auction Market Preferred Shares (“Preferred Shares”) as a percentage of total managed assets, which is the total assets of the Fund
(including any assets attributable to any borrowings and Preferred Shares) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/10	10/31/09	Change	High	Low
Market Price	$ 9.67	$8.24	17.35%	$ 9.98	$7.93
Net Asset Value	$10.75	$9.31	15.47%	$10.90	$9.22

The following charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition
	10/31/10	10/31/09
Corporate Bonds	69%	18%
Preferred Securities	16	82
U.S. Treasury Obligations	14	—
Taxable Municipal Bonds	1	—

Credit Quality Allocations[4]
	10/31/10	10/31/09
AAA[5]	14%	—
AA/Aa	10	—
A	23	26%
BBB/Baa	38	62
BB/Ba	12	8
B	1	2
Not Rated	2	2

4 Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service
(“Moody’s”) ratings.
5 Includes US Treasury obligations that are deemed AAA by the Investment Advisor.

4 ANNUAL REPORT

OCTOBER 31, 2010

Fund Summary as of October 31, 2010

BlackRock Credit Allocation Income Trust II, Inc.

Fund Overview

BlackRock Credit Allocation Income Trust II, Inc.’s (PSY) (the “Fund”) primary investment objective is to provide Common Shareholders with current income.
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, includ-
ing, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convert-
ible bonds or derivatives with economic characteristics similar to these credit-related securities. The Fund may invest directly in such securities or synthetically through the use of derivatives.

Effective November 13, 2009, BlackRock Preferred Income Strategies Fund, Inc. was renamed BlackRock Credit Allocation Income Trust II, Inc.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended October 31, 2010, the Fund returned 26.99% based on market price and 25.70% based on NAV. For the same period, the Lipper closed-end Corporate Debt Funds (BBB-Rated) category posted an average return of 21.98% based on market price and 16.32% based on NAV. All returns reflect reinvestment of dividends. The Fund's discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund benefited from its asset allocation within preferred securities, which experienced a rebound during the period. In particular, allocations to institutional corporate securities and hybrid securities had a positive impact as those sectors significantly outperformed $25-par preferred securities, in which the Fund was underweight. The Fund’s participation in pre-
ferred equity exchange tender offers from several of its holdings added to performance, and an overweight in the insurance sector proved beneficial. The
Fund reduced its market risk prior to May when the European sovereign debt crisis triggered a dip in risk asset prices. This defensive move contributed posi-
tively to relative performance. Conversely, the Fund’s bias toward investment-grade securities detracted from performance near the end of the period when lower quality sectors rebounded on heightened expectations for a second round of quantitative easing from the Federal Reserve Board. The Fund frequently held cash committed for pending transactions; the cash balance did not have a material impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	PSY
Initial Offering Date	March 28, 2003
Yield on Closing Market Price as of October 31, 2010 ($10.39)[1]	7.33%
Current Monthly Distribution per Common Share[2]	$0.0635
Current Annualized Distribution per Common Share[2]	$0.7620
Leverage as of October 31, 2010[3]	27%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 A change in the distribution rate was declared on December 6, 2010. The Monthly Distribution per Common Share was decreased to $0.0535. The Yield on Closing Market Price,
Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.
3 Represents reverse repurchase agreements and Preferred Shares as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings and Preferred Shares) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the
Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/10	10/31/09	Change	High	Low
Market Price	$10.39	$ 8.90	16.74%	$10.70	$7.85
Net Asset Value	$11.59	$10.03	15.55%	$11.69	$9.91

The following charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition
	10/31/10	10/31/09
Corporate Bonds	64%	3%
Preferred Securities	19	97
U.S Treasury Obligations	16	—
Taxable Municipal Bonds	1	—

Credit Quality Allocations[4]
	10/31/10	10/31/09
AAA[5]	16%	—
AA/Aa	7	1%
A	21	26
BBB/Baa	42	56
BB/Ba	12	14
B	1	3
Not Rated	1	—

4 Using the higher of S&P’s or Moody’s ratings.
5 Includes US Treasury obligations that are deemed AAA by the Investment Advisor.

ANNUAL REPORT

OCTOBER 31, 2010

Fund Summary as of October 31, 2010

BlackRock Credit Allocation Income Trust III

Fund Overview

BlackRock Credit Allocation Income Trust III’s (BPP) (the “Fund”) investment objective is to provide high current income consistent with capital preserva-
tion. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Fund may invest directly in such securities or synthetically through the use of derivatives.

Effective November 13, 2009, BlackRock Preferred Opportunity Trust was renamed BlackRock Credit Allocation Income Trust III.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended October 31, 2010, the Fund returned 22.25% based on market price and 21.52% based on NAV. For the same period, the Lipper closed-end Corporate Debt Funds (BBB-Rated) category posted an average return of 21.98% based on market price and 16.32% based on NAV. All returns reflect reinvestment of dividends. The Fund's discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund benefited from its asset allocation within preferred securities, which experienced a rebound during the period. In particular, allocations to institutional corporate securities and hybrid securities had a positive impact as those sectors significantly outperformed $25-par preferred securities, in which the Fund was underweight. The Fund’s participation in pre-
ferred equity exchange tender offers from several of its holdings added to performance, and an overweight in the insurance sector proved beneficial. The
Fund reduced its market risk prior to May when the European sovereign debt crisis triggered a dip in risk asset prices. This defensive move contributed posi-
tively to relative performance. Conversely, the Fund’s bias toward investment-grade securities detracted from performance near the end of the period when lower quality sectors rebounded on heightened expectations for a second round of quantitative easing from the Federal Reserve Board. The Fund frequently held cash committed for pending transactions; the cash balance did not have a material impact on performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	BPP
Initial Offering Date	February 28, 2003
Yield on Closing Market Price as of October 31, 2010 ($11.23)[1]	7.11%
Current Monthly Distribution per Common Share[2]	$0.0665
Current Annualized Distribution per Common Share[2]	$0.7980
Leverage as of October 31, 2010[3]	24%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 A change in the distribution rate was declared on December 6, 2010. The Monthly Distribution per Common Share was decreased to $0.054. The Yield on Closing Market Price,
Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.
3 Represents Preferred Shares as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings and Preferred
Shares) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/10	10/31/09	Change	High	Low
Market Price	$11.23	$ 9.94	12.98%	$11.42	$ 8.15
Net Asset Value	$12.41	$11.05	12.31%	$12.52	$10.92

The following charts show the portfolio composition and credit quality allocations of the Fund’s long-term investments:

Portfolio Composition
	10/31/10	10/31/09
Corporate Bonds	72%	10%
Preferred Securities	18	90
Taxable Municipal Bonds	1	—
U.S Treasury Obligations	9	—

Credit Quality Allocations[4]
	10/31/10	10/31/09
AAA[5]	9%	—
AA/Aa	8	4%
A	26	28
BBB/Baa	40	45
BB/Ba	14	13
B	1	5
CCC/Caa	1	5
Not Rated	1	—

4 Using the higher of S&P’s or Moody’s ratings.
5 Includes US Treasury obligations that are deemed AAA by the Investment Advisor.

6 ANNUAL REPORT

OCTOBER 31, 2010

Fund Summary as of October 31, 2010

BlackRock Credit Allocation Income Trust IV

Fund Overview

BlackRock Credit Allocation Income Trust IV’s (BTZ) (the “Fund”) investment objective is to provide current income, current gains and capital apprecia-
tion. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securi-
ties, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Fund may invest directly in such securities or synthetically through the use of derivatives.

Effective November 13, 2009, BlackRock Preferred and Equity Advantage Trust was renamed BlackRock Credit Allocation Income Trust IV.
No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended October 31, 2010, the Fund returned 29.98% based on market price and 25.16% based on NAV. For the same period, the Lipper closed-end Corporate Debt Funds (BBB-Rated) category posted an average return of 21.98% based on market price and 16.32% based on NAV. All returns reflect reinvestment of dividends. The Fund's discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund benefited from its asset allocation within preferred securities, which experienced a rebound during the period. In particular, allocations to institutional corporate securities and hybrid securities had a positive impact as those sectors significantly outperformed $25-par preferred securities, in which the Fund was underweight. The Fund’s participation in pre-
ferred equity exchange tender offers from several of its holdings added to performance, and an overweight in the insurance sector proved beneficial. The
Fund reduced its market risk prior to May when the European sovereign debt crisis triggered a dip in risk asset prices. This defensive move contributed posi-
tively to relative performance. Conversely, the Fund’s bias toward investment-grade securities detracted from performance near the end of the period when lower quality sectors rebounded on heightened expectations for a second round of quantitative easing from the Federal Reserve Board. The Fund frequently held cash committed for pending transactions; the cash balance did not have a material impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	BTZ
Initial Offering Date	December 27, 2006
Yield on Closing Market Price as of October 31, 2010 ($13.02)[1]	7.28%
Current Monthly Distribution per Common Share[2]	$0.079
Current Annualized Distribution per Common Share[2]	$0.948
Leverage as of October 31, 2010[3]	24%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 A change in the distribution rate was declared on December 6, 2010. The Monthly Distribution per Common Share was decreased to $0.069. The Yield on Closing Market Price,
Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.
3 Represents Preferred Shares as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings and Preferred
Shares) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/10	10/31/09	Change	High	Low
Market Price	$13.02	$10.96	18.80%	$13.38	$10.66
Net Asset Value	$14.46	$12.64	14.40%	$14.71	$12.55

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s long-term investments excluding Common Stocks:

Portfolio Composition
	10/31/10	10/31/09
Corporate Bonds	64%	6%
Preferred Securities	19	84
U.S. Treasury Obligations	15	—
Taxable Municipal Bonds	2	—
Common Stocks	—	10

Credit Quality Allocations[4]
	10/31/10	10/31/09
AA/Aa	11%	4%
A	22	33
BBB/Baa	44	53
BB/Ba	19	6
B	2	4
Not Rated	2	—
[4] Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT

OCTOBER 31, 2010

Fund Summary as of October 31, 2010

BlackRock Floating Rate Income Trust

Fund Overview

BlackRock Floating Rate Income Trust’s (BGT) (the “Fund”) primary investment objective is to provide a high level of current income. The Fund’s secondary investment objective is to seek the preservation of capital. The Fund seeks to achieve its investment objectives by investing primarily, under normal condi-
tions, at least 80% of its assets in floating and variable rate instruments of US and non-US issuers, including a substantial portion of its assets in global floating and variable rate securities including senior secured floating rate loans made to corporate and other business entities. Under normal market condi-
tions, the Fund expects that the average effective duration of its portfolio will be no more than 1.5 years. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objectives will be achieved.

Performance

For the 12 months ended October 31, 2010, the Fund returned 22.41% based on market price and 15.55% based on net asset value (“NAV”). For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of 28.36% based on market price and 13.42% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between per-
formance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s exposure to high yield and emerging markets contributed positively to performance as these sectors performed well during the period. Given the advisor’s outlook for a continued slow economic environment, the Fund focused on higher quality loan structures, borrowers and sectors, and favored companies with relatively stable cash flows and the ability to generate steady income. Outside of this focus, the Fund invested in a few special situations and recovery stories, which boosted relative perform-
ance. Detracting modestly from performance was the Fund’s bias toward higher quality sectors and credits, which generally underperformed lower quality sec-
tors and credits over the period. In addition, the Fund maintained its leverage below the Lipper category average, which detracted from relative performance, as would be expected when markets are advancing.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	BGT
Initial Offering Date	August 30, 2004
Yield on Closing Market Price as of October 31, 2010 ($14.52)[1]	5.99%
Current Monthly Distribution per Common Share[2]	$0.0725
Current Annualized Distribution per Common Share[2]	$0.8700
Leverage as of October 31, 2010[3]	22%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 A change in the distribution rate was declared on December 6, 2010. The Monthly Distribution per Common Share was increased to $0.075. The Yield on Closing Market Price,
Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.
3 Represents loan outstanding and Preferred Shares as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrow-
ings and Preferred Shares) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/10	10/31/09	Change	High	Low
Market Price	$14.52	$12.58	15.42%	$15.93	$12.29
Net Asset Value	$14.48	$13.29	8.95%	$14.48	$13.20

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s long-term investments excluding Common Stocks and Floating Rate Loan Interests:

Portfolio Composition
	10/31/10	10/31/09
Floating Rate Loan Interests	79%	76%
Corporate Bonds	16	20
Foreign Agency Obligations	4	3
Other Interests	1	1

Credit Quality Allocations[4]
	10/31/10	10/31/09
AAA/Aaa	—	16%
A	4%	4
BBB/Baa	21	27
BB/Ba	23	17
B	29	22
CCC/Caa	1	6
C	—	5
D	—	1
Not Rated	22[5]	2

4 Using the higher of S&P’s or Moody’s ratings.
5 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of October 31, 2010, the market value of these securi-
ties was $606,918 representing 1% of the Fund's long-term investments.

8 ANNUAL REPORT

OCTOBER 31, 2010

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their
Common Shares. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by borrowing through a credit facility, entering into reverse repurchase agreements, or through the issuance of
Preferred Shares. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s
Common Shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from lever-
age is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV of each
Fund’s Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to Common Shareholders will be lower than if the
Funds had not used leverage.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it borrows and/or issues Preferred Shares for an addi-
tional $50 million, creating a total value of $150 million available for invest-
ment in long-term securities. If prevailing short-term interest rates are 3%
and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays interest expense and/or dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the borrowings and/or issuance of Preferred Shares can earn income based on long-term interest rates. In this case, the interest expense and/or dividends paid to Preferred Shareholders are significantly lower than the income earned on the Fund’s long-term investments, and there-
fore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-
term and long-term interest rates, the incremental net income pickup on the Common Shares will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of
6%, the yield curve has a negative slope. In this case, the Fund pays divi-
dends on the higher short-term interest rates whereas the Fund’s total port-
folio earns income based on lower long-term interest rates.

Furthermore, the value of a Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ borrowings and/or Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influ-
ence each Fund’s NAV positively or negatively in addition to the impact on
Fund performance from leverage from borrowings.

The use of leverage may enhance opportunities for increased income to the
Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will gener-
ally cause greater changes to each Fund’s NAV, market price and dividend rates than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of lever-
age or as required by the terms of leverage instruments which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strate-
gies, such as in the case of certain restrictions imposed by ratings agencies that rate Preferred Shares issued by each Fund. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by
Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, BGT is permitted to borrow through a credit facility up to 33 1 / 3 % of its total managed assets and the
Funds are permitted to issue Preferred Shares in an amount of up to 50%
of their total managed assets at the time of issuance. Under normal cir-
cumstances, each Fund anticipates that the total economic leverage from
Preferred Shares, reverse repurchase agreements and credit facility borrow-
ings will not exceed 50% of its total managed assets at the time such lever-
age is incurred. As of October 31, 2010, the Funds had economic leverage from Preferred Shares, reverse repurchase agreements and/or credit facility borrowings as a percentage of their total managed assets as follows:

Percent of
Leverage
PSW	29%
PSY	27%
BPP	24%
BTZ	24%
BGT	22%

ANNUAL REPORT

OCTOBER 31, 2010

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including financial futures contracts, swaps, foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which consti-
tute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securi-
ties or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instrument. Each Fund’s ability to success-

fully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio investments at inopportune times or at distressed values, may limit the amount of appreciation the Funds can realize on an investment, may result in lower dividends paid to shareholders or may cause the
Funds to hold an investment that they might otherwise sell. The Funds’
investments in these instruments are discussed in detail in the Notes to
Financial Statements.

10 ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments October 31, 2010

BlackRock Credit Allocation Income Trust I, Inc. (PSW)

(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value
Aerospace & Defense — 5.1%
BE Aerospace, Inc., 8.50%, 7/01/18	$ 560	$ 627,200
Bombardier, Inc., 7.75%, 3/15/20 (a)	720	799,200
Goodrich Corp., 3.60%, 2/01/21	1,400	1,390,508
United Technologies Corp., 5.70%, 4/15/40	2,500	2,799,605
		5,616,513
Airlines — 0.7%
Continental Airlines Pass-Through Certificates,
Series 2009-2, Class B, 9.25%, 5/10/17	375	406,875
Delta Air Lines, Inc., Series 02G1, 6.72%, 7/02/24	328	333,857
		740,732
Auto Components — 0.6%
Icahn Enterprises LP:
7.75%, 1/15/16	200	205,500
8.00%, 1/15/18	500	514,375
		719,875
Beverages — 0.5%
Constellation Brands, Inc., 7.25%, 5/15/17	460	504,275
Building Products — 0.1%
Building Materials Corp. of America, 7.00%, 2/15/20 (a)	125	130,313
Capital Markets — 0.7%
Ameriprise Financial, Inc., 5.30%, 3/15/20	750	823,352
Chemicals — 0.3%
CF Industries, Inc., 7.13%, 5/01/20	250	290,000
Commercial Banks — 1.5%
City National Corp., 5.25%, 9/15/20	550	565,729
Comerica, Inc., 3.00%, 9/16/15	550	561,273
SVB Financial Group, 5.38%, 9/15/20	550	558,174
		1,685,176
Commercial Services & Supplies — 4.9%
Aviation Capital Group, 7.13%, 10/15/20 (a)	2,200	2,264,671
Browning-Ferris Industries, Inc., 7.40%, 9/15/35	865	1,046,346
Clean Harbors, Inc., 7.63%, 8/15/16	306	323,213
Corrections Corp. of America, 7.75%, 6/01/17	775	842,812
Waste Management, Inc., 6.13%, 11/30/39	900	972,842
		5,449,884
Communications Equipment — 0.9%
Brocade Communications Systems, Inc.,
6.88%, 1/15/20	700	752,500
CC Holdings GS V LLC, 7.75%, 5/01/17 (a)	220	246,950
		999,450
Consumer Finance — 5.3%
American Express Credit Corp., 2.75%, 9/15/15	1,400	1,411,956
Capital One Bank USA NA, 8.80%, 7/15/19	775	983,015
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)	520	556,400
SLM Corp., 4.00%, 7/25/14 (b)	3,200	2,902,240
		5,853,611
Containers & Packaging — 1.3%
Ball Corp.:
7.13%, 9/01/16	400	436,000
6.75%, 9/15/20	505	555,500
Bemis Co., Inc., 6.80%, 8/01/19	200	237,550
Owens-Brockway Glass Container, Inc.,
6.75%, 12/01/14	135	138,038
Rock-Tenn Co., 9.25%, 3/15/16	75	82,125
		1,449,213

	Par
Corporate Bonds	(000)	Value
Diversified Financial Services — 3.1%
Ally Financial Inc., 8.30%, 2/12/15 (a)	$ 800	$ 872,000
Moody’s Corp., 6.06%, 9/07/17	2,500	2,585,597
		3,457,597
Diversified Telecommunication Services — 3.8%
AT&T Inc., 6.30%, 1/15/38	1,000	1,100,498
Frontier Communications Corp., 8.50%, 4/15/20	700	808,500
Qwest Corp., 8.38%, 5/01/16	390	469,950
Verizon Communications, Inc., 7.35%, 4/01/39	925	1,163,635
Windstream Corp.:
8.63%, 8/01/16	250	265,625
7.88%, 11/01/17	400	437,000
		4,245,208
Electric Utilities — 1.7%
Progress Energy Inc., 7.00%, 10/30/31	1,000	1,199,895
Southern California Edison Co., 5.50%, 3/15/40	650	700,030
		1,899,925
Electronic Equipment, Instruments
& Components — 0.2%
Jabil Circuit Inc., 8.25%, 3/15/18	200	234,500
Energy Equipment & Services — 1.3%
Compagnie Generale de Geophysique-Veritas,
7.75%, 5/15/17	270	282,825
Halliburton Co., 7.45%, 9/15/39	950	1,208,161
		1,490,986
Food & Staples Retailing — 3.9%
CVS Caremark Corp., 6.30%, 6/01/62 (b)	1,500	1,391,250
Wal-Mart Stores, Inc., 6.20%, 4/15/38	2,500	2,887,460
		4,278,710
Food Products — 1.0%
Kraft Foods, Inc.:
6.50%, 8/11/17	385	462,704
6.13%, 8/23/18	390	460,972
Smithfield Foods, Inc., 10.00%, 7/15/14 (a)	160	184,400
		1,108,076
Gas Utilities — 0.9%
Nisource Finance Corp., 6.13%, 3/01/22	900	1,023,467
Health Care Equipment & Supplies — 3.0%
Boston Scientific Corp., 7.38%, 1/15/40	690	798,685
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (a)	500	583,750
Medtronic, Inc., 5.55%, 3/15/40	1,765	1,942,515
		3,324,950
Health Care Providers & Services — 2.7%
Aetna, Inc., 6.75%, 12/15/37	800	903,894
HCA, Inc., 8.50%, 4/15/19	400	450,000
Tenet Healthcare Corp.:
10.00%, 5/01/18	350	406,000
8.88%, 7/01/19	250	281,250
UnitedHealth Group, Inc., 6.88%, 2/15/38	800	927,997
		2,969,141
Household Durables — 0.3%
Cemex Espana Luxembourg, 9.25%, 5/12/20 (a)	365	351,313

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedules of	AKA	Also Known As	GBP	British Pound
Investments, the names of many of the securities have been	CLO	Collaterized Loan Obligation	GO	General Obligation Bonds
abbreviated according to the following list:	EUR	Euro	RB	Revenue Bonds
	FKA	Formerly Known As	USD	US Dollar
See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments (continued)

BlackRock Credit Allocation Income Trust I, Inc. (PSW)

(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value
Insurance — 6.2%
The Allstate Corp., 7.45%, 5/16/19	$ 900	$ 1,128,320
Aon Corp., 5.00%, 9/30/20	1,600	1,647,371
Lincoln National Corp., 6.25%, 2/15/20	800	891,798
Manulife Financial Corp., 4.90%, 9/17/20	1,000	987,629
Northwestern Mutual Life Insurance, 6.06%, 3/30/40 (a)	900	994,929
Principal Financial Group, Inc., 8.88%, 5/15/19	225	293,924
Prudential Financial, Inc., 6.63%, 12/01/37	800	883,691
		6,827,662
Life Sciences Tools & Services — 1.9%
Bio-Rad Laboratories, Inc., 8.00%, 9/15/16	865	945,012
Life Technologies Corp., 6.00%, 3/01/20	1,000	1,123,704
		2,068,716
Machinery — 1.5%
Ingersoll-Rand Global Holding Co., Ltd., 9.50%, 4/15/14	800	991,373
Navistar International Corp., 8.25%, 11/01/21	600	657,750
		1,649,123
Media — 7.4%
CSC Holdings LLC:
8.50%, 6/15/15	400	440,500
8.63%, 2/15/19	275	317,969
Comcast Corp., 6.30%, 11/15/17	800	948,764
Cox Communications, Inc., 8.38%, 3/01/39 (a)	800	1,051,845
DISH DBS Corp., 7.00%, 10/01/13	450	481,500
Gannett Co., Inc., 9.38%, 11/15/17	450	505,125
Intelsat Corp., 9.25%, 6/15/16	350	374,500
News America, Inc., 6.15%, 3/01/37	950	999,806
Time Warner Cable, Inc., 6.75%, 6/15/39	925	1,060,190
Time Warner, Inc., 7.70%, 5/01/32	950	1,169,198
UPC Germany GmbH, 8.13%, 12/01/17 (a)	240	251,400
Virgin Media Secured Finance Plc, 6.50%, 1/15/18	600	643,500
		8,244,297
Metals & Mining — 1.2%
Phelps Dodge Corp., 7.13%, 11/01/27	700	783,427
Teck Resources Ltd., 10.75%, 5/15/19	400	511,000
United States Steel Corp., 7.38%, 4/01/20	40	41,750
		1,336,177
Multi-Utilities — 1.6%
CenterPoint Energy, Inc.:
5.95%, 2/01/17	750	838,220
6.50%, 5/01/18	775	893,218
		1,731,438
Multiline Retail — 2.6%
Dollar General Corp., 10.63%, 7/15/15	750	828,750
JC Penney Co., Inc., 5.65%, 6/01/20	2,100	2,031,750
		2,860,500
Oil, Gas & Consumable Fuels — 4.0%
BP Capital Markets Plc, 3.88%, 3/10/15	350	370,365
Enbridge Energy Partners LP, 9.88%, 3/01/19	475	648,096
Enterprise Products Operating LLC, 6.65%, 4/15/18	1,000	1,187,436
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20	1,000	1,199,347
ONEOK Partners LP, 8.63%, 3/01/19	800	1,041,018
		4,446,262
Paper & Forest Products — 2.5%
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)	785	900,787
International Paper Co.:
7.50%, 8/15/21	775	945,066
7.30%, 11/15/39	800	911,861
		2,757,714
Pharmaceuticals — 11.8%
Abbott Laboratories:
6.15%, 11/30/37	235	275,624
6.00%, 4/01/39	1,177	1,360,395

	Par
Corporate Bonds	(000)	Value
Pharmaceuticals (concluded)
Bristol-Myers Squibb Co.:
5.88%, 11/15/36	$ 2,014	$ 2,284,929
6.13%, 5/01/38	588	689,213
Eli Lilly & Co., 5.95%, 11/15/37	588	668,360
GlaxoSmithKline Capital, Inc., 6.38%, 5/15/38	1,690	2,046,974
Merck & Co., Inc., 6.50%, 12/01/33	475	587,136
Pfizer, Inc., 7.20%, 3/15/39	2,500	3,319,435
Schering-Plough Corp., 6.55%, 9/15/37	1,504	1,873,179
		13,105,245
Real Estate Investment Trusts (REITs) — 1.7%
AvalonBay Communities, Inc., 6.10%, 3/15/20	800	936,083
ERP Operating LP, 5.75%, 6/15/17	800	899,790
		1,835,873
Road & Rail — 1.1%
Norfolk Southern Corp., 6.00%, 3/15/2105	1,200	1,199,896
Semiconductors & Semiconductor Equipment — 1.2%
Advanced Micro Devices, Inc., 7.75%, 8/01/20 (a)	190	201,400
KLA-Tencor Corp., 6.90%, 5/01/18	461	529,050
National Semiconductor Corp., 6.60%, 6/15/17	539	626,880
		1,357,330
Specialty Retail — 1.0%
AutoNation, Inc., 6.75%, 4/15/18	445	460,575
AutoZone, Inc., 7.13%, 8/01/18	300	364,910
Limited Brands, Inc., 7.00%, 5/01/20	230	253,000
		1,078,485
Tobacco — 1.4%
Altria Group, Inc., 10.20%, 2/06/39	1,050	1,543,888
Wireless Telecommunication Services — 1.6%
Cricket Communications, Inc., 7.75%, 5/15/16	155	167,013
Nextel Communications, Inc., Series E, 6.88%, 10/31/13	535	539,012
SBA Tower Trust, 5.10%, 4/15/42 (a)	1,000	1,075,608
		1,781,633
Total Corporate Bonds — 92.5%		102,470,506
Preferred Securities
Capital Trusts
Capital Markets — 4.3%
Ameriprise Financial, Inc., 7.52%, 6/01/66 (b)	500	520,000
State Street Capital Trust III, 8.25% (b)(c)	725	738,231
State Street Capital Trust IV, 1.29%, 6/01/67 (b)	4,740	3,497,319
		4,755,550
Commercial Banks — 1.9%
First Empire Capital Trust II, 8.28%, 6/01/27	910	860,705
National City Preferred Capital Trust I, 12.00% (b)(c)	300	334,947
SunTrust Preferred Capital I, 5.85% (b)(c)	135	102,769
USB Capital XIII Trust, 6.63%, 12/15/39	825	839,413
		2,137,834
Consumer Finance — 0.8%
Capital One Capital V, 10.25%, 8/15/39	780	846,300
Diversified Financial Services — 2.1%
JPMorgan Chase Capital XXIII, 1.38%, 5/15/77 (b)	3,085	2,349,672
Electric Utilities — 0.4%
PPL Capital Funding, 6.70%, 3/30/67 (b)	500	480,000
Insurance — 7.3%
AXA SA, 6.38% (a)(b)(c)	1,000	940,000
Ace Capital Trust II, 9.70%, 4/01/30	500	600,013
The Allstate Corp., 6.50%, 5/15/67 (b)	500	496,250
Chubb Corp., 6.38%, 3/29/67 (b)	500	513,125
Farmers Exchange Capital, 7.05%, 7/15/28 (a)	500	490,275

See Notes to Financial Statements.

12 ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments (continued)

BlackRock Credit Allocation Income Trust I, Inc. (PSW)

(Percentages shown are based on Net Assets)

	Par
Capital Trusts	(000)	Value
Insurance (concluded)
Great-West Life & Annuity Insurance Co.,
7.15%, 5/16/46 (a)(b)	$ 500	$ 485,000
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(b)	500	620,000
Lincoln National Corp., 7.00%, 5/17/66 (b)	500	487,500
MetLife, Inc., 6.40%, 12/15/66	500	490,000
Reinsurance Group of America, 6.75%, 12/15/65 (b)	700	625,848
The Travelers Cos., Inc., 6.25%, 3/15/67 (b)	500	520,000
ZFS Finance (USA) (a)(b):
Trust II, 6.45%, 12/15/65	1,800	1,728,000
Trust IV, 5.88%, 5/09/32	146	139,189
		8,135,200
Multi-Utilities — 1.4%
Dominion Resources Capital Trust I, 7.83%, 12/01/27	500	511,250
Dominion Resources, Inc., 7.50%, 6/30/66 (b)	500	521,250
Puget Sound Energy, Inc., Series A, 6.97%, 6/01/67 (b)	475	457,891
		1,490,391
Oil, Gas & Consumable Fuels — 1.2%
Enterprise Products Operating LLC, 8.38%, 8/01/66 (b)	825	870,375
TransCanada PipeLines Ltd., 6.35%, 5/15/67 (b)	500	478,750
		1,349,125
Total Capital Trusts — 19.4%		21,544,072
Preferred Stocks	Shares
Wireless Telecommunication Services — 2.6%
Centaur Funding Corp., 9.08%	2,720	2,929,100
Total Preferred Stocks — 2.6%		2,929,100
Total Preferred Securities — 22.0%		24,473,172
	Par
Taxable Municipal Bonds	(000)
Metropolitan Transportation Authority, RB,
Build America Bonds, 6.55%, 11/15/31	$ 800	840,056
State of California, GO, Build America Bonds,
7.35%, 11/01/39	400	409,728
State of Illinois, GO, Pension, 5.10%, 6/01/33	775	617,714
Total Taxable Municipal Bonds — 1.7%		1,867,498
U.S. Treasury Obligations
U.S. Treasury Notes:
1.75%, 7/31/15	8,000	8,238,160
2.63%, 8/15/20 (d)	12,000	12,011,256
Total U.S. Treasury Obligations — 18.3%		20,249,416
Total Long-Term Investments
(Cost — $142,780,701) — 134.5%		149,060,592
Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.21% (e)(f)	5,884,098	5,884,098
Total Short-Term Securities
(Cost — $5,884,098) — 5.3%		5,884,098
Total Investments (Cost — $148,664,799*) — 139.8%		154,944,690
Liabilities in Excess of Other Assets — (3.5)%		(3,877,296)
Preferred Shares, at Redemption Value — (36.3)%		(40,259,104)
Net Assets Applicable to Common Shares — 100.0%		$110,808,290

* The cost and unrealized appreciation (depreciation) of investments as of October 31,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 148,566,757
Gross unrealized appreciation	$ 7,759,617
Gross unrealized depreciation	(1,381,684)
Net unrealized appreciation	$ 6,377,933

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b) Variable rate security. Rate shown is as of report date.
(c) Security is perpetual in nature and has no stated maturity date.
(d) All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(e) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares		Shares
	Held at		Held at
	October 31,	Net	October 31,
Affiliate	2009	Activity	2010	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	33,286,296	(27,402,198)	5,884,098	$33,438

(f) Represents the current yield as of report date.
• For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of October 31, 2010 were as follows:
		Interest	Trade	Maturity	Net Closing	Face
	Counterparty	Rate	Date	Date	Amount	Amount
	Barclays
	Capital Inc.	0.19%	9/30/10	Open	$2,032,843	$2,032,500
	Barclays
	Capital Inc.	0.22%	10/01/10	Open	4,050,768	4,050,000
	Total				$6,083,611	$6,082,500

•	Financial futures contracts purchased as of October 31, 2010 were as follows:
Unrealized
					Notional	Appreciation
	Contracts	Issue	Exchange	Expiration	Value (Depreciation)
	30	2-Year U.S.	Chicago Board	December
	Treasury Bond		of Trade	2010	$6,577,088	$ 22,443
	6	30-Year U.S.	Chicago Board	December
	Treasury Bond		of Trade	2010	$ 805,324	(19,699)
	Total					$ 2,744

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments (concluded)

BlackRock Credit Allocation Income Trust I, Inc. (PSW)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following tables summarize the inputs used as of October 31, 2010 in deter-
mining the fair valuation of the Fund’s investments and derivatives:

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term
Investments:
Corporate
Bonds	—	$102,470,506	—	$102,470,506
Preferred
Securities	—	24,473,172	—	24,473,172
Taxable
Municipal
Bonds	—	1,867,498	—	1,867,498
U.S. Treasury
Obligations .	—	20,249,416	—	20,249,416
Short-Term
Securities	$ 5,884,098	—	—	5,884,098
Total	$ 5,884,098	$149,060,592	—	$154,944,690

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Interest rate
contracts	$ 22,443	—	—	$ 22,443
Liabilities:
Interest rate
contracts	(19,699)	—	—	(19,699)
Total	$ 2,774	—	—	$ 2,744

1 Derivative financial instruments are financial futures contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Preferred
Securities
Assets:
Balance, as of October 31, 2009	$ 576,450
Accrued discounts/premiums	—
Net realized gain (loss)	(156,053)
Net change in unrealized appreciation/depreciation[2]	332,190
Purchases	—
Sales	(752,587)
Transfers in3	—
Transfers out[3]	—
Balance, as of October 31, 2010	$ —

2 Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The net change in unrealized appreciation/
depreciation on securities still held at October 31, 2010 was $0.
3 The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

14 ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments October 31, 2010

BlackRock Credit Allocation Income Trust II, Inc. (PSY)

(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value
Aerospace & Defense — 4.0%
BE Aerospace, Inc., 8.50%, 7/01/18	$ 2,500	$ 2,800,000
Bombardier, Inc., 7.75%, 3/15/20 (a)	3,205	3,557,550
Goodrich Corp., 3.60%, 2/01/21	5,850	5,810,337
United Technologies Corp., 5.70%, 4/15/40	6,250	6,999,012
		19,166,899
Airlines — 0.6%
Continental Airlines Pass-Through Certificates,
Series 2009-2, Class B, 9.25%, 5/10/17	1,625	1,763,125
Delta Air Lines, Inc., Series 02G1, 6.72%, 7/02/24	1,279	1,301,485
		3,064,610
Auto Components — 0.6%
Icahn Enterprises LP:
7.75%, 1/15/16	880	904,200
8.00%, 1/15/18	2,000	2,057,500
		2,961,700
Beverages — 0.5%
Constellation Brands, Inc., 7.25%, 5/15/17	1,970	2,159,613
Building Products — 0.1%
Building Materials Corp. of America,
7.00%, 2/15/20 (a)	525	547,313
Capital Markets — 0.7%
Ameriprise Financial, Inc., 5.30%, 3/15/20	3,250	3,567,857
Chemicals — 0.3%
CF Industries, Inc., 7.13%, 5/01/20	1,125	1,305,000
Commercial Banks — 1.5%
City National Corp., 5.25%, 9/15/20	2,350	2,417,205
Comerica, Inc., 3.00%, 9/16/15	2,300	2,347,141
SVB Financial Group, 5.38%, 9/15/20	2,300	2,334,185
		7,098,531
Commercial Services & Supplies — 5.0%
Aviation Capital Group, 7.13%, 10/15/20 (a)	9,300	9,573,383
Browning-Ferris Industries, Inc., 7.40%, 9/15/35	3,742	4,526,503
Clean Harbors, Inc., 7.63%, 8/15/16	1,314	1,387,913
Corrections Corp. of America, 7.75%, 6/01/17	3,375	3,670,312
Waste Management, Inc., 6.13%, 11/30/39	4,000	4,323,744
		23,481,855
Communications Equipment — 0.9%
Brocade Communications Systems, Inc.,
6.88%, 1/15/20	2,965	3,187,375
CC Holdings GS V LLC, 7.75%, 5/01/17 (a)	935	1,049,538
		4,236,913
Consumer Finance — 5.3%
American Express Credit Corp., 2.75%, 9/15/15	5,850	5,899,959
Capital One Bank USA NA, 8.80%, 7/15/19	3,325	4,217,453
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)	2,135	2,284,450
SLM Corp., 4.00%, 7/25/14 (b)	13,900	12,606,605
		25,008,467
Containers & Packaging — 1.1%
Ball Corp.:
7.13%, 9/01/16	1,750	1,907,500
6.75%, 9/15/20	2,210	2,431,000
Owens-Brockway Glass Container, Inc.,
6.75%, 12/01/14	570	582,825
Rock-Tenn Co., 9.25%, 3/15/16	325	355,875
		5,277,200
Diversified Financial Services — 1.9%
Ally Financial Inc., 8.30%, 2/12/15 (a)	2,500	2,725,000
Moody’s Corp., 6.06%, 9/07/17	6,000	6,205,434
		8,930,434

	Par
Corporate Bonds	(000)	Value
Diversified Telecommunication Services — 4.1%
AT&T Inc., 6.30%, 1/15/38	$ 4,000	$ 4,401,992
Frontier Communications Corp., 8.50%, 4/15/20	3,100	3,580,500
Qwest Corp., 8.38%, 5/01/16	2,795	3,367,975
Verizon Communications, Inc., 7.35%, 4/01/39	4,025	5,063,386
Windstream Corp.:
8.63%, 8/01/16	1,000	1,062,500
7.88%, 11/01/17	1,900	2,075,750
		19,552,103
Electric Utilities — 1.7%
Progress Energy Inc., 7.00%, 10/30/31	4,000	4,799,580
Southern California Edison Co., 5.50%, 3/15/40	2,850	3,069,362
		7,868,942
Electronic Equipment, Instruments
& Components — 0.2%
Jabil Circuit Inc., 8.25%, 3/15/18	800	938,000
Energy Equipment & Services — 1.1%
Compagnie Generale de Geophysique-Veritas,
7.75%, 5/15/17	1,175	1,230,812
Halliburton Co., 7.45%, 9/15/39	3,220	4,095,029
		5,325,841
Food & Staples Retailing — 3.4%
CVS Caremark Corp., 6.30%, 6/01/62 (b)	6,600	6,121,500
Wal-Mart Stores, Inc.:
5.25%, 9/01/35	2,500	2,576,422
6.20%, 4/15/38	6,250	7,218,650
		15,916,572
Food Products — 1.0%
Kraft Foods, Inc.:
6.50%, 8/11/17	1,665	2,001,045
6.13%, 8/23/18	1,660	1,962,085
Smithfield Foods, Inc., 10.00%, 7/15/14 (a)	700	806,750
		4,769,880
Gas Utilities — 1.0%
Nisource Finance Corp., 6.13%, 3/01/22	4,000	4,548,744
Health Care Equipment & Supplies — 1.5%
Boston Scientific Corp., 7.38%, 1/15/40	2,935	3,397,303
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (a)	2,250	2,626,875
Medtronic, Inc.:
6.50%, 3/15/39	650	786,736
5.55%, 3/15/40	412	453,437
		7,264,351
Health Care Providers & Services — 3.3%
Aetna, Inc., 6.75%, 12/15/37	3,400	3,841,548
HCA, Inc.:
8.50%, 4/15/19	1,800	2,025,000
7.25%, 9/15/20	2,550	2,789,062
Tenet Healthcare Corp.:
10.00%, 5/01/18	1,530	1,774,800
8.88%, 7/01/19	1,125	1,265,625
UnitedHealth Group, Inc., 6.88%, 2/15/38	3,400	3,943,990
		15,640,025
Household Durables — 0.3%
Cemex Espana Luxembourg, 9.25%, 5/12/20 (a)	1,462	1,407,175
Insurance — 6.2%
The Allstate Corp., 7.45%, 5/16/19	5,600	7,020,658
Aon Corp., 5.00%, 9/30/20	4,600	4,736,192
Lincoln National Corp., 6.25%, 2/15/20	3,400	3,790,140
Manulife Financial Corp., 4.90%, 9/17/20	4,700	4,641,856
Northwestern Mutual Life Insurance, 6.06%, 3/30/40 (a)	3,800	4,200,813
Principal Financial Group, Inc., 8.88%, 5/15/19	980	1,280,200

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments (continued)

BlackRock Credit Allocation Income Trust II, Inc. (PSY)

(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value
Insurance (concluded)
Prudential Financial, Inc., 6.63%, 12/01/37	$ 3,400	$ 3,755,688
Structured Asset Repackaged Trust, Series 2004-1,
0.79%, 4/21/11 (a)(b)	108	103,025
		29,528,572
Life Sciences Tools & Services — 1.9%
Bio-Rad Laboratories, Inc., 8.00%, 9/15/16	3,825	4,178,812
Life Technologies Corp., 6.00%, 3/01/20	4,200	4,719,557
		8,898,369
Machinery — 1.5%
Ingersoll-Rand Global Holding Co., Ltd.,
9.50%, 4/15/14	3,400	4,213,334
Navistar International Corp., 8.25%, 11/01/21	2,550	2,795,438
		7,008,772
Media — 7.5%
CSC Holdings LLC:
8.50%, 6/15/15	1,500	1,651,875
8.63%, 2/15/19	1,200	1,387,500
Comcast Corp., 6.30%, 11/15/17	3,400	4,032,247
Cox Communications, Inc., 8.38%, 3/01/39 (a)	3,400	4,470,340
DISH DBS Corp., 7.00%, 10/01/13	1,750	1,872,500
Gannett Co., Inc., 9.38%, 11/15/17	1,800	2,020,500
Intelsat Corp., 9.25%, 6/15/16	1,800	1,926,000
News America, Inc., 6.15%, 3/01/37	4,200	4,420,193
Time Warner Cable, Inc., 6.75%, 6/15/39	4,050	4,641,916
Time Warner, Inc., 7.70%, 5/01/32	4,150	5,107,550
UPC Germany GmbH, 8.13%, 12/01/17 (a)	1,030	1,078,925
Virgin Media Secured Finance Plc, 6.50%, 1/15/18	2,675	2,868,938
		35,478,484
Metals & Mining — 1.2%
Phelps Dodge Corp., 7.13%, 11/01/27	2,900	3,245,625
Teck Resources Ltd., 10.75%, 5/15/19	1,750	2,235,625
United States Steel Corp., 7.38%, 4/01/20	200	208,750
		5,690,000
Multi-Utilities — 1.6%
CenterPoint Energy, Inc.:
5.95%, 2/01/17	3,150	3,520,522
6.50%, 5/01/18	3,350	3,861,009
		7,381,531
Multiline Retail — 2.6%
Dollar General Corp., 10.63%, 7/15/15	3,275	3,618,875
JC Penney Co., Inc., 5.65%, 6/01/20	9,000	8,707,500
		12,326,375
Oil, Gas & Consumable Fuels — 4.0%
BP Capital Markets Plc, 3.88%, 3/10/15	1,500	1,587,278
Enbridge Energy Partners LP, 9.88%, 3/01/19	2,100	2,865,267
Enterprise Products Operating LLC, 6.65%, 4/15/18	4,200	4,987,231
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20	4,200	5,037,258
ONEOK Partners LP, 8.63%, 3/01/19	3,400	4,424,328
		18,901,362
Paper & Forest Products — 2.5%
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)	3,400	3,901,500
International Paper Co.:
7.50%, 8/15/21	3,325	4,054,638
7.30%, 11/15/39	3,400	3,875,408
		11,831,546
Pharmaceuticals — 8.9%
Abbott Laboratories:
6.15%, 11/30/37	588	689,646
6.00%, 4/01/39	5,891	6,808,912

	Par
Corporate Bonds	(000)	Value
Pharmaceuticals (concluded)
Bristol-Myers Squibb Co.:
5.88%, 11/15/36	$ 5,000	$ 5,672,615
6.13%, 5/01/38	1,471	1,724,205
Eli Lilly & Co., 5.95%, 11/15/37	1,471	1,672,036
GlaxoSmithKline Capital, Inc., 6.38%, 5/15/38	7,250	8,781,396
Merck & Co., Inc., 6.50%, 12/01/33	2,070	2,558,675
Pfizer, Inc., 7.20%, 3/15/39	6,250	8,298,587
Schering-Plough Corp., 6.55%, 9/15/37	4,572	5,694,266
		41,900,338
Real Estate Investment Trusts (REITs) — 1.6%
AvalonBay Communities, Inc., 6.10%, 3/15/20	3,400	3,978,354
ERP Operating LP, 5.75%, 6/15/17	3,405	3,829,729
		7,808,083
Road & Rail — 1.1%
Norfolk Southern Corp., 6.00%, 3/15/2105	5,000	4,999,565
Semiconductors & Semiconductor Equipment — 1.2%
Advanced Micro Devices, Inc., 7.75%, 8/01/20 (a)	775	821,500
KLA-Tencor Corp., 6.90%, 5/01/18	1,928	2,212,602
National Semiconductor Corp., 6.60%, 6/15/17	2,334	2,714,540
		5,748,642
Specialty Retail — 1.0%
AutoNation, Inc., 6.75%, 4/15/18	1,965	2,033,775
AutoZone, Inc., 7.13%, 8/01/18	1,350	1,642,095
Limited Brands, Inc., 7.00%, 5/01/20	980	1,078,000
		4,753,870
Tobacco — 1.4%
Altria Group, Inc., 10.20%, 2/06/39	4,400	6,469,628
Wireless Telecommunication Services — 1.6%
Cricket Communications, Inc., 7.75%, 5/15/16	670	721,925
Nextel Communications, Inc., Series E,
6.88%, 10/31/13	2,340	2,357,550
SBA Tower Trust, 5.10%, 4/15/42 (a)	4,225	4,544,444
		7,623,919
Total Corporate Bonds — 85.9%		406,387,081
Preferred Securities
Capital Trusts
Capital Markets — 4.0%
Ameriprise Financial, Inc., 7.52%, 6/01/66 (b)	2,500	2,600,000
State Street Capital Trust III, 8.25% (b)(c)	2,920	2,973,290
State Street Capital Trust IV, 1.29%, 6/01/67 (b)	18,235	13,454,348
		19,027,638
Commercial Banks — 5.6%
Bank One Capital III, 8.75%, 9/01/30	2,000	2,346,242
First Empire Capital Trust II, 8.28%, 6/01/27	3,630	3,433,363
HSBC Capital Funding LP/Jersey Channel Islands,
10.18% (a)(b)(c)	4,835	6,358,025
National City Preferred Capital Trust I, 12.00% (b)(c)	1,100	1,228,139
NationsBank Capital Trust III, 0.84%, 1/15/27 (b)	13,470	9,454,458
SunTrust Preferred Capital I, 5.85% (b)(c)	307	233,704
USB Capital XIII Trust, 6.63%, 12/15/39	3,500	3,561,145
		26,615,076
Consumer Finance — 0.8%
Capital One Capital V, 10.25%, 8/15/39	3,190	3,461,150
Diversified Financial Services — 1.2%
JPMorgan Chase Capital XXIII, 1.38%, 5/15/77 (b)	7,500	5,712,330

See Notes to Financial Statements.

16 ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments (continued)

BlackRock Credit Allocation Income Trust II, Inc. (PSY)

(Percentages shown are based on Net Assets)

	Par
Capital Trusts	(000)	Value
Electric Utilities — 0.6%
PPL Capital Funding, 6.70%, 3/30/67 (b)	$ 3,000	$ 2,880,000
Insurance — 9.0%
AXA SA, 6.38% (a)(b)(c)	3,000	2,820,000
Ace Capital Trust II, 9.70%, 4/01/30	2,500	3,000,067
The Allstate Corp., 6.50%, 5/15/67 (b)	5,000	4,962,500
Aon Corp., 8.21%, 1/01/27	2,500	2,632,525
Chubb Corp., 6.38%, 3/29/67 (b)	2,000	2,052,500
Farmers Exchange Capital, 7.05%, 7/15/28 (a)	2,500	2,451,378
GE Global Insurance Holding Corp., 7.75%, 6/15/30	2,000	2,326,548
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(b)	2,925	3,627,000
Lincoln National Corp., 7.00%, 5/17/66 (b)	3,350	3,266,250
MetLife, Inc., 6.40%, 12/15/66	3,325	3,258,500
Nationwide Life Global Funding I, 6.75%, 5/15/67	3,500	3,296,142
Principal Life Insurance Co., 8.00%, 3/01/44 (a)	2,500	2,574,733
Reinsurance Group of America, 6.75%, 12/15/65 (b)	3,000	2,682,204
The Travelers Cos., Inc., 6.25%, 3/15/67 (b)	3,000	3,120,000
ZFS Finance (USA) Trust IV, 5.88%, 5/09/32 (a)(b)	379	361,320
		42,431,667
Multi-Utilities — 1.4%
Dominion Resources Capital Trust I,
7.83%, 12/01/27	2,500	2,556,252
Dominion Resources, Inc., 7.50%, 6/30/66 (b)	3,900	4,065,750
		6,622,002
Oil, Gas & Consumable Fuels — 1.3%
Enterprise Products Operating LLC,
8.38%, 8/01/66 (b)	2,000	2,110,000
TransCanada PipeLines Ltd., 6.35%, 5/15/67 (b)	4,000	3,830,000
		5,940,000
Road & Rail — 0.8%
BNSF Funding Trust I, 6.61%, 12/15/55 (b)	3,750	3,843,750
Total Capital Trusts — 24.7%		116,533,613
Preferred Stocks	Shares
Commercial Banks — 0.4%
First Tennessee Bank NA, 3.75% (a)	2,826	1,752,120
Wireless Telecommunication Services — 0.5%
Centaur Funding Corp., 9.08%	2,423	2,609,268
Total Preferred Stocks — 0.9%		4,361,388
Total Preferred Securities — 25.6%		120,895,001
	Par
Taxable Municipal Bonds	(000)
Metropolitan Transportation Authority, RB,
Build America Bonds, 6.55%, 11/15/31	$ 3,450	3,622,741
State of California, GO, Build America Bonds,
7.35%, 11/01/39	1,725	1,766,952
State of Illinois, GO, Pension, 5.10%, 6/01/33	3,475	2,769,749
Total Taxable Municipal Bonds — 1.7%		8,159,442
U.S. Treasury Obligations
U.S. Treasury Notes:
1.75%, 7/31/15	70,000	72,083,900
2.63%, 8/15/20 (d)	25,000	25,023,450
Total U.S. Treasury Obligations — 20.5%		97,107,350
Total Long-Term Investments
(Cost — $612,196,614) — 133.7%		632,548,874

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.21% (e)(f)	1,483,567	$ 1,483,567
Total Short-Term Securities
(Cost — $1,483,567) — 0.3%		1,483,567
Total Investments (Cost — $613,680,181*) — 134.0%		634,032,441
Other Assets Less Liabilities — 1.7%		8,043,463
Preferred Shares, at Redemption Value — (35.7)%		(169,091,462)
Net Assets Applicable to Common Shares — 100.0%		$472,984,442

* The cost and unrealized appreciation (depreciation) of investments as of October 31,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 613,286,501
Gross unrealized appreciation	$ 30,704,221
Gross unrealized depreciation	(9,958,281)
Net unrealized appreciation	$ 20,745,940

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b) Variable rate security. Rate shown is as of report date.
(c) Security is perpetual in nature and has no stated maturity date.
(d) All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(e) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares		Shares
	Held at		Held at
	October 31,	Net	October 31,
Affiliate	2009	Activity	2010	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	41,019,397	(39,535,830)	1,483,567	$112,587

(f) Represents the current yield as of report date.
• For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of October 31, 2010 were as follows:
		Interest	Trade	Maturity	Net Closing	Face
	Counterparty	Rate	Date	Date	Amount	Amount
	Bank of America
	Securities LLC	0.16%	10/28/10	11/01/10	$ 2,005,027	$ 2,005,000
	Bank of America
	Securities LLC	0.16%	10/29/10	11/02/10	$ 2,015,000	$ 2,015,000
	Total				$ 4,020,027	$ 4,020,000

•	Financial futures contracts purchased as of October 31, 2010 were as follows:
Notional Unrealized
	Contracts Issue	Exchange	Expiration	Value Depreciation
	20 30-Year U.S.	Chicago Board	December
	Treasury Bond	of Trade	2010	$2,684,413 $ (65,663)

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments (concluded)

BlackRock Credit Allocation Income Trust II, Inc. (PSY)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of October 31, 2010 in deter-
mining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term
Investments:
Corporate
Bonds	—	$406,284,056	$ 103,025	$406,387,081
Preferred
Securities	—	120,895,001	—	120,895,001
Taxable
Municipal
Bonds	—	8,159,442	—	8,159,442
U.S. Treasury
Obligations .	—	97,107,350	—	97,107,350
Short-Term
Securities	$ 1,483,567	—	—	1,483,567
Total	$ 1,483,567	$632,445,849	$ 103,025	$634,032,441
Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities:
Interest rate
contracts	$ (65,663)	—	—	$ (65,663)

1 Derivative financial instruments are financial futures contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Corporate	Preferred
	Bonds	Securities	Total
Assets:
Balance, as of October 31, 2009	$ 266,121	$ 16,071,150	$ 16,337,271
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	60	(8,388,676)	(8,388,616)
Net change in unrealized appreciation/depreciation[2]	27,409	11,957,639	11,985,048
Purchases	—	—	—
Sales	(190,565)	(19,640,113)	(19,830,678)
Transfers in3	—	—	—
Transfers out[3]	—	—	—
Balance, as of October 31, 2010	$ 103,025	—	$ 103,025

2 Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The net change in unrealized appreciation/depreciation on securities still held at October 31, 2010 was $27,409.
3 The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

18 ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments October 31, 2010

BlackRock Credit Allocation Income Trust III (BPP)
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Specialty Retail — 0.0%
Lazydays RV Center, Inc. (a)	8,575	$ 54,708
Total Common Stocks — 0.0%		54,708
	Par
Corporate Bonds	(000)
Aerospace & Defense — 3.7%
BE Aerospace, Inc., 8.50%, 7/01/18	$ 1,215	1,360,800
Bombardier, Inc., 7.75%, 3/15/20 (b)	1,405	1,559,550
Goodrich Corp., 3.60%, 2/01/21	2,750	2,731,355
United Technologies Corp., 5.70%, 4/15/40	2,500	2,799,605
		8,451,310
Airlines — 0.7%
Continental Airlines Pass-Through Certificates,
Series 2009-2, Class B, 9.25%, 5/10/17	775	840,875
Delta Air Lines, Inc., Series 02G1, 6.72%, 7/02/24	656	667,713
		1,508,588
Auto Components — 0.6%
Icahn Enterprises LP:
7.75%, 1/15/16	420	431,550
8.00%, 1/15/18	1,000	1,028,750
		1,460,300
Beverages — 0.5%
Constellation Brands, Inc., 7.25%, 5/15/17	955	1,046,919
Building Products — 0.1%
Building Materials Corp. of America, 7.00%, 2/15/20 (b)	250	260,625
Capital Markets — 0.7%
Ameriprise Financial, Inc., 5.30%, 3/15/20	1,500	1,646,703
Chemicals — 0.3%
CF Industries, Inc., 7.13%, 5/01/20	525	609,000
Commercial Banks — 0.9%
RESPARCS Funding LP I, 8.00% (a)(c)(d)	4,000	1,960,000
Commercial Services & Supplies — 5.0%
Aviation Capital Group, 7.13%, 10/15/20 (b)	4,500	4,632,282
Browning-Ferris Industries, Inc., 7.40%, 9/15/35	1,824	2,206,398
Clean Harbors, Inc., 7.63%, 8/15/16	630	665,438
Corrections Corp. of America, 7.75%, 6/01/17	1,600	1,740,000
Waste Management, Inc., 6.13%, 11/30/39	1,950	2,107,825
		11,351,943
Communications Equipment — 0.9%
Brocade Communications Systems, Inc., 6.88%, 1/15/20	1,450	1,558,750
CC Holdings GS V LLC, 7.75%, 5/01/17 (b)	440	493,900
		2,052,650
Consumer Finance — 5.3%
American Express Credit Corp., 2.75%, 9/15/15	2,900	2,924,766
Capital One Bank USA NA, 8.80%, 7/15/19	1,625	2,061,161
Inmarsat Finance Plc, 7.38%, 12/01/17 (b)	1,020	1,091,400
SLM Corp., 4.00%, 7/25/14 (e)	6,600	5,985,870
		12,063,197
Containers & Packaging — 1.2%
Ball Corp.:
7.13%, 9/01/16	850	926,500
6.75%, 9/15/20	1,070	1,177,000
Impress Holdings BV, 3.41%, 9/15/13 (b)(e)	240	238,800
Owens-Brockway Glass Container, Inc., 6.75%, 12/01/14	270	276,075
Rock-Tenn Co., 9.25%, 3/15/16	150	164,250
		2,782,625

	Par
Corporate Bonds	(000)	Value
Diversified Financial Services — 1.1%
Ally Financial Inc., 8.30%, 2/12/15 (b)	$ 1,000	$ 1,090,000
Moody’s Corp., 6.06%, 9/07/17	1,500	1,551,358
		2,641,358
Diversified Telecommunication Services — 4.1%
AT&T Inc., 6.30%, 1/15/38	2,000	2,200,996
Frontier Communications Corp., 8.50%, 4/15/20	1,500	1,732,500
Qwest Corp., 8.38%, 5/01/16	1,360	1,638,800
Verizon Communications, Inc., 7.35%, 4/01/39	1,950	2,453,069
Windstream Corp.:
8.63%, 8/01/16	320	340,000
7.88%, 11/01/17	900	983,250
		9,348,615
Electric Utilities — 1.7%
Progress Energy Inc., 7.00%, 10/30/31	2,000	2,399,790
Southern California Edison Co., 5.50%, 3/15/40	1,400	1,507,757
		3,907,547
Electronic Equipment, Instruments
& Components — 0.2%
Jabil Circuit Inc., 8.25%, 3/15/18	400	469,000
Energy Equipment & Services — 1.3%
Compagnie Generale de Geophysique-Veritas,
7.75%, 5/15/17	555	581,362
Halliburton Co., 7.45%, 9/15/39	1,945	2,473,550
		3,054,912
Food & Staples Retailing — 3.3%
CVS Caremark Corp., 6.30%, 6/01/62 (e)	3,100	2,875,250
Wal-Mart Stores, Inc.:
5.25%, 9/01/35	1,850	1,906,553
6.20%, 4/15/38	2,500	2,887,460
		7,669,263
Food Products — 1.0%
Kraft Foods, Inc.:
6.50%, 8/11/17	800	961,463
6.13%, 8/23/18	800	945,583
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)	350	403,375
		2,310,421
Gas Utilities — 1.0%
Nisource Finance Corp., 6.13%, 3/01/22	1,950	2,217,513
Health Care Equipment & Supplies — 2.2%
Boston Scientific Corp., 7.38%, 1/15/40	1,425	1,649,457
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (b)	1,000	1,167,500
Medtronic, Inc.:
6.50%, 3/15/39	300	363,109
5.55%, 3/15/40	1,765	1,942,515
		5,122,581
Health Care Providers & Services — 3.4%
Aetna, Inc., 6.75%, 12/15/37	1,725	1,949,021
HCA, Inc.:
8.50%, 4/15/19	800	900,000
7.25%, 9/15/20	1,250	1,367,187
Tenet Healthcare Corp.:
10.00%, 5/01/18	745	864,200
8.88%, 7/01/19	550	618,750
UnitedHealth Group, Inc., 6.88%, 2/15/38	1,725	2,000,995
		7,700,153
Household Durables — 0.3%
Cemex Espana Luxembourg, 9.25%, 5/12/20 (b)	723	695,888

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments (continued)

BlackRock Credit Allocation Income Trust III (BPP)
(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value
Insurance — 2.8%
Lincoln National Corp., 6.25%, 2/15/20	$ 1,725	$ 1,922,938
Northwestern Mutual Life Insurance,
6.06%, 3/30/40 (b)	1,800	1,989,859
Principal Financial Group, Inc., 8.88%, 5/15/19	475	620,505
Prudential Financial, Inc., 6.63%, 12/01/37	1,725	1,905,459
		6,438,761
Life Sciences Tools & Services — 1.9%
Bio-Rad Laboratories, Inc., 8.00%, 9/15/16	1,830	1,999,275
Life Technologies Corp., 6.00%, 3/01/20	2,000	2,247,408
		4,246,683
Machinery — 1.7%
AGY Holding Corp., 11.00%, 11/15/14	390	357,825
Ingersoll-Rand Global Holding Co., Ltd.,
9.50%, 4/15/14	1,725	2,137,648
Navistar International Corp., 8.25%, 11/01/21	1,245	1,364,831
		3,860,304
Media — 7.6%
CMP Susquehanna Corp., 3.64%, 5/15/14 (a)(b)	9	180
CSC Holdings LLC:
8.50%, 6/15/15	800	881,000
8.63%, 2/15/19	580	670,625
Comcast Corp., 6.30%, 11/15/17	1,725	2,045,772
Cox Communications, Inc., 8.38%, 3/01/39 (b)	1,725	2,268,040
DISH DBS Corp., 7.00%, 10/01/13	850	909,500
Gannett Co., Inc., 9.38%, 11/15/17	900	1,010,250
Intelsat Corp., 9.25%, 6/15/16	850	909,500
News America, Inc., 6.15%, 3/01/37	2,000	2,104,854
Time Warner Cable, Inc., 6.75%, 6/15/39	1,950	2,234,997
Time Warner, Inc., 7.70%, 5/01/32	2,000	2,461,470
UPC Germany GmbH, 8.13%, 12/01/17 (b)	505	528,988
Virgin Media Secured Finance Plc, 6.50%, 1/15/18	1,300	1,394,250
		17,419,426
Metals & Mining — 1.2%
Phelps Dodge Corp., 7.13%, 11/01/27	1,400	1,566,854
Teck Resources Ltd., 10.75%, 5/15/19	850	1,085,875
United States Steel Corp., 7.38%, 4/01/20	95	99,156
		2,751,885
Multi-Utilities — 1.5%
CenterPoint Energy, Inc.:
5.95%, 2/01/17	1,500	1,676,439
6.50%, 5/01/18	1,600	1,844,064
		3,520,503
Multiline Retail — 2.5%
Dollar General Corp., 10.63%, 7/15/15	1,550	1,712,750
JC Penney Co., Inc., 5.65%, 6/01/20	4,100	3,966,750
		5,679,500
Oil, Gas & Consumable Fuels — 4.0%
BP Capital Markets Plc, 3.88%, 3/10/15	700	740,729
Enbridge Energy Partners LP, 9.88%, 3/01/19	1,000	1,364,413
Enterprise Products Operating LLC, 6.65%, 4/15/18	2,000	2,374,872
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20	2,000	2,398,694
ONEOK Partners LP, 8.63%, 3/01/19	1,725	2,244,696
		9,123,404
Paper & Forest Products — 3.0%
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)	1,635	1,876,163
International Paper Co.:
7.50%, 8/15/21	1,625	1,981,590
8.70%, 6/15/38	900	1,149,647
7.30%, 11/15/39	1,725	1,966,200
		6,973,600

Corporate Bonds	(000)	Value
Pharmaceuticals — 8.0%
Abbott Laboratories:
6.15%, 11/30/37	$ 235	$ 275,624
6.00%, 4/01/39	2,777	3,209,701
Bristol-Myers Squibb Co.:
5.88%, 11/15/36	1,994	2,262,239
6.13%, 5/01/38	588	689,213
Eli Lilly & Co., 5.95%, 11/15/37	588	668,360
GlaxoSmithKline Capital, Inc., 6.38%, 5/15/38	3,460	4,190,845
Merck & Co., Inc., 6.50%, 12/01/33	990	1,223,714
Pfizer, Inc., 7.20%, 3/15/39	2,500	3,319,435
Schering-Plough Corp., 6.55%, 9/15/37	1,979	2,464,775
		18,303,906
Professional Services — 0.0%
FTI Consulting, Inc., 7.75%, 10/01/16	100	105,875
Real Estate Investment Trusts (REITs) — 1.7%
AvalonBay Communities, Inc., 6.10%, 3/15/20	1,725	2,018,429
ERP Operating LP, 5.75%, 6/15/17	1,715	1,928,924
		3,947,353
Road & Rail — 1.1%
Norfolk Southern Corp., 6.00%, 3/15/2105	2,500	2,499,783
Semiconductors & Semiconductor Equipment — 1.2%
Advanced Micro Devices, Inc., 7.75%, 8/01/20 (b)	400	424,000
KLA-Tencor Corp., 6.90%, 5/01/18	918	1,053,511
National Semiconductor Corp., 6.60%, 6/15/17	1,123	1,306,096
		2,783,607
Specialty Retail — 1.0%
AutoNation, Inc., 6.75%, 4/15/18	940	972,900
AutoZone, Inc., 7.13%, 8/01/18	650	790,639
Limited Brands, Inc., 7.00%, 5/01/20	470	517,000
		2,280,539
Tobacco — 1.4%
Altria Group, Inc., 10.20%, 2/06/39	2,150	3,161,295
Wireless Telecommunication Services — 1.8%
Cricket Communications, Inc., 7.75%, 5/15/16	325	350,188
Nextel Communications, Inc., Series E,
6.88%, 10/31/13	1,105	1,113,287
SBA Tower Trust, 5.10%, 4/15/42 (b)	2,500	2,689,020
		4,152,495
Total Corporate Bonds — 81.9%		187,580,030
Preferred Securities
	Par
Capital Trusts	(000)
Capital Markets — 3.7%
State Street Capital Trust III, 8.25% (c)(e)	$ 1,385	1,410,276
State Street Capital Trust IV, 1.29%, 6/01/67 (e)	9,675	7,138,515
		8,548,791
Commercial Banks — 4.6%
CBA Capital Trust I, 5.81% (b)(c)	2,000	1,999,204
FCB/NC Capital Trust I, 8.05%, 3/01/28	1,100	1,086,276
NBP Capital Trust III, 7.38% (c)	2,000	1,760,000
National City Preferred Capital Trust I, 12.00% (c)(e)	600	669,894
SunTrust Preferred Capital I, 5.85% (c)(e)	303	230,659
USB Capital XIII Trust, 6.63%, 12/15/39	1,725	1,755,136
Westpac Capital Trust IV, 5.26% (b)(c)(e)	3,000	2,945,400
		10,446,569

See Notes to Financial Statements.

20 ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments (continued)

BlackRock Credit Allocation Income Trust III (BPP)
(Percentages shown are based on Net Assets)

	Par
Capital Trusts	(000)	Value
Consumer Finance — 0.7%
Capital One Capital V, 10.25%, 8/15/39	$ 1,570	$ 1,703,450
Diversified Financial Services — 4.4%
JPMorgan Chase Capital XXI, Series U,
1.42%, 1/15/87 (e)	7,125	5,349,187
JPMorgan Chase Capital XXIII, 1.38%, 5/15/77 (e)	6,190	4,714,576
		10,063,763
Electric Utilities — 0.4%
PPL Capital Funding, 6.70%, 3/30/67 (e)	900	864,000
Insurance — 6.0%
AXA SA, 6.38% (b)(c)(e)	900	846,000
The Allstate Corp., 6.50%, 5/15/67 (e)	900	893,250
Chubb Corp., 6.38%, 3/29/67 (e)	900	923,625
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (b)(e)	900	1,116,000
Lincoln National Corp., 7.00%, 5/17/66 (e)	900	877,500
MetLife, Inc., 6.40%, 12/15/66	900	882,000
Prudential Plc, 6.50% (c)	6,000	5,887,500
Reinsurance Group of America, 6.75%, 12/15/65 (e)	1,300	1,162,288
The Travelers Cos., Inc., 6.25%, 3/15/67 (e)	900	936,000
ZFS Finance (USA) Trust IV, 5.88%, 5/09/32 (b)(e)	190	181,137
		13,705,300
Multi-Utilities — 0.4%
Puget Sound Energy, Inc., Series A, 6.97%, 6/01/67 (e)	925	891,681
Oil, Gas & Consumable Fuels — 0.4%
TransCanada PipeLines Ltd., 6.35%, 5/15/67 (e)	900	861,750
Total Capital Trusts — 20.6%		47,085,304
Preferred Stocks	Shares
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.,
0.00% (a)(b)	2,052	—
Specialty Retail — 0.1%
Lazydays RV Center, Inc., 0.00% (a)	182	270,532
Total Preferred Stocks — 0.1%		270,532
Total Preferred Securities — 20.7%		47,355,836
	Par
Taxable Municipal Bonds	(000)
Metropolitan Transportation Authority, RB,
Build America Bonds, 6.55%, 11/15/31	$ 1,675	1,758,867
State of California, GO, Build America Bonds,
7.35%, 11/01/39	825	845,064
State of Illinois, GO, Pension, 5.10%, 6/01/33	1,675	1,335,059
Total Taxable Municipal Bonds — 1.7%		3,938,990
U.S. Treasury Obligations
U.S. Treasury Notes, 1.75%, 7/31/15	22,000	22,654,940
Total U.S. Treasury Obligations — 9.9%		22,654,940

Warrants (f)	Shares	Value
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.
(Expires 3/26/19) (b)	2,345	$—
Total Warrants — 0.0%		—
Total Long Term Investments
(Cost — $254,407,512) — 114.2%	261,584,504
Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.21% (g)(h)	34,466,527	34,466,527
Total Short-Term Securities
(Cost — $34,466,527) — 15.0%		34,466,527
Total Investments (Cost — $288,874,039*) — 129.2%	296,051,031
Other Assets Less Liabilities — 1.5%		3,474,382
Preferred Shares, at Redemption Value — (30.7)%		(70,427,344)
Net Assets Applicable to Common Shares — 100.0%	$ 229,098,069
* The cost and unrealized appreciation (depreciation) of investments as of October 31,
2010, as computed for federal income tax purposes, were as follows:
Aggregate cost	$ 288,411,422
Gross unrealized appreciation	$ 14,629,466
Gross unrealized depreciation		(6,989,857)
Net unrealized appreciation	$ 7,639,609

(a) Non-income producing security.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c) Security is perpetual in nature and has no stated maturity date.
(d) Issuer filed for bankruptcy and/or is in default of interest payments.
(e) Variable rate security. Rate shown is as of report date.
(f) Warrants entitle the Fund to purchase a predetermined number of shares of com-
mon stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(g) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held at		Shares Held at
	October 31,	Net	October 31,
Affiliate	2009	Activity	2010	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	51,450,797	(16,984,270)	34,466,527	$52,739

(h) Represents the current yield as of report date.
• For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
• Financial futures contracts purchased as of October 31, 2010 were as follows:

			Notional Unrealized
Contracts Issue	Exchange	Expiration	Value Depreciation
12 30-Year U.S.	Chicago Board	December
Treasury Bond	of Trade	2010	$1,610,648 $ (39,398)

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments (concluded)

BlackRock Credit Allocation Income Trust III (BPP)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of October 31, 2010 in deter-
mining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term
Investments:
Common
Stocks	—	—	$ 54,708	$ 54,708
Corporate
Bonds	—	$187,579,850	180	187,580,030
Preferred
Securities	—	47,085,304	270,532	47,355,836
Taxable
Municipal
Bonds	—	3,938,990	—	3,938,990
U.S. Treasury
Obligations .	—	22,654,940	—	22,654,940
Short-Term
Securities	$34,466,527	—	—	34,466,527
Total	$34,466,527	$261,259,084	$ 325,420	$296,051,031
Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities:
Interest rate
contracts	$ (39,398)	—	—	$ (39,398)

1 Derivative financial instruments are financial futures contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Common	Corporate	Preferred
	Stocks	Bonds	Securities	Total
Assets:
Balance, as of October 31, 2009	—	$ 12,000	$ 3,027,189	$ 3,039,189
Accrued discounts/premiums	—	684	—	684
Net realized gain (loss)	—	—	(925,530)	(925,530)
Net change in unrealized appreciation/depreciation[2]	—	1,171,753	815,841	1,987,594
Purchases	—	—	—	—
Sales	—	(1,184,257)	(2,917,500)	(4,101,757)
Transfers in3	$ 54,708	—	270,532	325,420
Transfers out[3]	—	—	—	—
Balance, as of October 31, 2010	$ 54,708	$ 180	$ 270,532	$ 325,420

2 Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The net change in unrealized appreciation/depreciation on securities still held at October 31, 2010 was $(684).
3 The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

22 ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments October 31, 2010

BlackRock Credit Allocation Income Trust IV (BTZ)
(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value
Aerospace & Defense — 4.0%
BE Aerospace, Inc., 8.50%, 7/01/18	$ 3,575	$ 4,004,000
Bombardier, Inc., 7.75%, 3/15/20 (a)	4,500	4,995,000
Goodrich Corp., 3.60%, 2/01/21	10,000	9,932,200
United Technologies Corp., 5.70%, 4/15/40	10,000	11,198,420
		30,129,620
Airlines — 0.7%
Continental Airlines Pass-Through Certificates,
Series 2009-2, Class B, 9.25%, 5/10/17	2,225	2,414,125
Delta Air Lines, Inc., Series 02G1, 6.72%, 7/02/24	2,461	2,503,925
		4,918,050
Auto Components — 0.6%
Icahn Enterprises LP:
7.75%, 1/15/16	1,700	1,746,750
8.00%, 1/15/18	2,500	2,571,875
		4,318,625
Beverages — 0.5%
Constellation Brands, Inc., 7.25%, 5/15/17	3,230	3,540,887
Building Products — 0.2%
Building Materials Corp. of America,
7.00%, 2/15/20 (a)	1,100	1,146,750
Capital Markets — 1.8%
Ameriprise Financial, Inc., 5.30%, 3/15/20	4,500	4,940,109
The Goldman Sachs Group, Inc., 7.50%, 2/15/19	6,850	8,245,715
		13,185,824
Chemicals — 0.3%
CF Industries, Inc., 7.13%, 5/01/20	1,850	2,146,000
Commercial Services & Supplies — 4.5%
Aviation Capital Group, 7.13%, 10/15/20 (a)	15,000	15,440,941
Browning-Ferris Industries, Inc., 7.40%, 9/15/35	4,420	5,346,644
Clean Harbors, Inc., 7.63%, 8/15/16	2,250	2,376,563
Corrections Corp. of America, 7.75%, 6/01/17	4,835	5,258,062
Waste Management, Inc., 6.13%, 11/30/39	4,750	5,134,446
		33,556,656
Communications Equipment — 0.8%
Brocade Communications Systems, Inc.,
6.88%, 1/15/20	3,580	3,848,500
CC Holdings GS V LLC, 7.75%, 5/01/17 (a)	1,725	1,936,312
		5,784,812
Consumer Finance — 4.3%
American Express Credit Corp., 2.75%, 9/15/15	9,850	9,934,119
Capital One Bank USA NA, 8.80%, 7/15/19	3,950	5,010,208
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)	2,975	3,183,250
SLM Corp., 4.00%, 7/25/14 (b)	15,852	14,376,971
		32,504,548
Containers & Packaging — 1.1%
Ball Corp.:
7.13%, 9/01/16	2,000	2,180,000
6.75%, 9/15/20	3,575	3,932,500
Owens-Brockway Glass Container, Inc., 6.75%, 12/01/14	1,110	1,134,975
Rock-Tenn Co., 9.25%, 3/15/16	800	876,000
		8,123,475
Diversified Financial Services — 2.0%
Ally Financial Inc., 8.30%, 2/12/15 (a)	3,700	4,033,000
Moody’s Corp., 6.06%, 9/07/17	10,000	10,342,390
Stan IV Ltd., 2.48%, 7/20/11 (b)	283	280,170
		14,655,560

	Par
Corporate Bonds	(000)	Value
Diversified Telecommunication Services — 3.3%
AT&T Inc., 6.30%, 1/15/38	$ 5,000	$ 5,502,490
Frontier Communications Corp., 8.50%, 4/15/20	4,500	5,197,500
Qwest Corp., 8.38%, 5/01/16	3,285	3,958,425
Verizon Communications, Inc., 7.35%, 4/01/39	4,700	5,912,525
Windstream Corp.:
8.63%, 8/01/16	1,250	1,328,125
7.88%, 11/01/17	2,700	2,949,750
		24,848,815
Electric Utilities — 1.4%
Progress Energy Inc., 7.00%, 10/30/31	5,000	5,999,475
Southern California Edison Co., 5.50%, 3/15/40	3,850	4,146,331
		10,145,806
Electronic Equipment, Instruments
& Components — 0.3%
Jabil Circuit Inc., 8.25%, 3/15/18	2,000	2,345,000
Energy Equipment & Services — 1.6%
Compagnie Generale de Geophysique-Veritas,
7.75%, 5/15/17	2,500	2,618,750
Halliburton Co., 7.45%, 9/15/39	5,076	6,455,393
Hornbeck Offshore Services, Inc., Series B,
6.13%, 12/01/14	2,695	2,695,000
		11,769,143
Food & Staples Retailing — 4.3%
CVS Caremark Corp.:
4.75%, 5/18/20	10,000	10,913,140
6.30%, 6/01/62 (b)	7,800	7,234,500
Wal-Mart Stores, Inc.:
5.25%, 9/01/35	2,650	2,731,008
6.20%, 4/15/38	10,000	11,549,840
		32,428,488
Food Products — 0.8%
Kraft Foods, Inc.:
6.50%, 8/11/17	1,985	2,385,631
6.13%, 8/23/18	1,990	2,352,138
Smithfield Foods, Inc., 10.00%, 7/15/14 (a)	1,250	1,440,625
		6,178,394
Gas Utilities — 0.7%
Nisource Finance Corp., 6.13%, 3/01/22	4,750	5,401,633
Health Care Equipment & Supplies — 2.6%
Boston Scientific Corp., 7.38%, 1/15/40	4,950	5,729,694
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (a)	4,250	4,961,875
Medtronic, Inc.:
6.50%, 3/15/39	1,050	1,270,881
5.55%, 3/15/40	7,058	7,767,859
		19,730,309
Health Care Providers & Services — 2.7%
Aetna, Inc., 6.75%, 12/15/37	4,075	4,604,208
HCA, Inc.:
8.50%, 4/15/19	2,000	2,250,000
7.25%, 9/15/20	3,600	3,937,500
Tenet Healthcare Corp.:
10.00%, 5/01/18	2,175	2,523,000
8.88%, 7/01/19	1,825	2,053,125
UnitedHealth Group, Inc., 6.88%, 2/15/38	4,075	4,726,988
		20,094,821
Household Durables — 0.6%
Cemex Espana Luxembourg, 9.25%, 5/12/20 (a)	4,947	4,761,487

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments (continued)

BlackRock Credit Allocation Income Trust IV (BTZ)
(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value
IT Services — 0.7%
International Business Machines Corp.,
5.60%, 11/30/39	$ 4,400	$ 4,903,923
Insurance — 3.0%
AXA SA, 6.46% (a)(b)(c)	6,000	5,610,000
Lincoln National Corp., 6.25%, 2/15/20	4,075	4,542,594
Northwestern Mutual Life Insurance, 6.06%, 3/30/40 (a)	5,500	6,080,124
Principal Financial Group, Inc., 8.88%, 5/15/19	1,145	1,495,743
Prudential Financial, Inc., 6.63%, 12/01/37	4,075	4,501,302
		22,229,763
Life Sciences Tools & Services — 1.5%
Bio-Rad Laboratories, Inc., 8.00%, 9/15/16	5,480	5,986,900
Life Technologies Corp., 6.00%, 3/01/20	4,800	5,393,779
		11,380,679
Machinery — 1.3%
Ingersoll-Rand Global Holding Co., Ltd., 9.50%, 4/15/14	4,075	5,049,805
Navistar International Corp., 8.25%, 11/01/21	3,975	4,357,594
		9,407,399
Media — 5.8%
CSC Holdings LLC:
8.50%, 6/15/15	2,300	2,532,875
8.63%, 2/15/19	1,950	2,254,688
Comcast Corp., 6.30%, 11/15/17	4,075	4,832,767
Cox Communications, Inc., 8.38%, 3/01/39 (a)	4,075	5,357,834
DISH DBS Corp., 7.00%, 10/01/13	1,950	2,086,500
Gannett Co., Inc., 9.38%, 11/15/17	3,100	3,479,750
Intelsat Corp., 9.25%, 6/15/16	2,000	2,140,000
News America, Inc., 6.15%, 3/01/37	4,850	5,104,271
Time Warner Cable, Inc., 6.75%, 6/15/39	4,675	5,358,261
Time Warner, Inc., 7.70%, 5/01/32	4,900	6,030,601
UPC Germany GmbH, 8.13%, 12/01/17 (a)	1,225	1,283,188
Virgin Media Secured Finance Plc, 6.50%, 1/15/18	3,175	3,405,187
		43,865,922
Metals & Mining — 0.9%
Aleris International, Inc., 10.00%, 12/15/16 (d)(e)	5,000	25,000
Phelps Dodge Corp., 7.13%, 11/01/27	3,500	3,917,133
Teck Resources Ltd., 10.75%, 5/15/19	2,000	2,555,000
United States Steel Corp., 7.38%, 4/01/20	290	302,688
		6,799,821
Multi-Utilities — 2.6%
CenterPoint Energy, Inc.:
5.95%, 2/01/17	3,600	4,023,454
6.50%, 5/01/18	3,950	4,552,533
Dominion Resources, Inc., 8.88%, 1/15/19	8,000	10,793,664
		19,369,651
Multiline Retail — 2.9%
Dollar General Corp., 10.63%, 7/15/15	4,225	4,668,625
JC Penney Co., Inc., 5.65%, 6/01/20	17,700	17,124,750
		21,793,375
Oil, Gas & Consumable Fuels — 3.4%
BP Capital Markets Plc:
5.25%, 11/07/13	2,100	2,297,056
3.88%, 3/10/15	3,085	3,264,501
Enbridge Energy Partners LP, 9.88%, 3/01/19	2,425	3,308,701
Enterprise Products Operating LLC, 6.65%, 4/15/18	4,800	5,699,693
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20	4,800	5,756,866
ONEOK Partners LP, 8.63%, 3/01/19	4,075	5,302,687
		25,629,504

	Par
Corporate Bonds	(000)	Value
Paper & Forest Products — 2.4%
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)	$ 3,955	$ 4,538,362
International Paper Co.:
7.50%, 8/15/21	3,950	4,816,788
8.70%, 6/15/38	3,100	3,959,897
7.30%, 11/15/39	4,075	4,644,791
		17,959,838
Pharmaceuticals — 8.6%
Abbott Laboratories:
6.15%, 11/30/37	942	1,104,842
6.00%, 4/01/39	9,405	10,870,450
Bristol-Myers Squibb Co.:
5.88%, 11/15/36	8,015	9,093,202
6.13%, 5/01/38	2,353	2,758,024
Eli Lilly & Co., 5.95%, 11/15/37	2,353	2,674,575
GlaxoSmithKline Capital, Inc., 6.38%, 5/15/38	10,100	12,233,393
Merck & Co., Inc., 6.50%, 12/01/33	2,885	3,566,076
Pfizer, Inc., 7.20%, 3/15/39	10,000	13,277,740
Schering-Plough Corp., 6.55%, 9/15/37	6,945	8,649,754
		64,228,056
Real Estate Investment Trusts (REITs) — 1.2%
AvalonBay Communities, Inc., 6.10%, 3/15/20	4,075	4,768,174
ERP Operating LP, 5.75%, 6/15/17	4,080	4,588,927
		9,357,101
Road & Rail — 1.1%
Norfolk Southern Corp., 6.00%, 3/15/2105	8,500	8,499,260
Semiconductors & Semiconductor Equipment — 0.9%
Advanced Micro Devices, Inc., 7.75%, 8/01/20 (a)	1,300	1,378,000
KLA-Tencor Corp., 6.90%, 5/01/18	2,208	2,533,934
National Semiconductor Corp., 6.60%, 6/15/17	2,770	3,221,626
		7,133,560
Specialty Retail — 0.8%
AutoNation, Inc., 6.75%, 4/15/18	2,775	2,872,125
AutoZone, Inc., 7.13%, 8/01/18	1,550	1,885,369
Limited Brands, Inc., 7.00%, 5/01/20	1,370	1,507,000
		6,264,494
Tobacco — 2.9%
Altria Group, Inc.:
9.70%, 11/10/18	4,075	5,621,198
9.25%, 8/06/19	3,950	5,423,247
10.20%, 2/06/39	7,400	10,880,738
		21,925,183
Wireless Telecommunication Services — 1.4%
Cricket Communications, Inc., 7.75%, 5/15/16	780	840,450
Nextel Communications, Inc., Series E, 6.88%, 10/31/13	2,890	2,911,675
SBA Tower Trust, 5.10%, 4/15/42 (a)	6,250	6,722,550
		10,474,675
Total Corporate Bonds — 80.5%		602,936,907
Preferred Securities
Capital Trusts
Capital Markets — 2.9%
Credit Suisse Guernsey Ltd., 5.86% (b)(c)	1,050	1,027,687
State Street Capital Trust III, 8.25% (b)(c)	1,740	1,771,755
State Street Capital Trust IV, 1.29%, 6/01/67 (b)	25,245	18,626,544
		21,425,986

See Notes to Financial Statements.

24 ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments (continued)

BlackRock Credit Allocation Income Trust IV (BTZ)
(Percentages shown are based on Net Assets)

	Par
Capital Trusts	(000)	Value
Commercial Banks — 5.7%
BB&T Capital Trust IV, 6.82%, 6/12/77 (b)	$ 15,300	$ 15,261,750
CBA Capital Trust II, 6.02% (a)(b)(c)	5,000	4,959,580
HSBC Capital Funding LP/Jersey Channel Islands,
10.18% (a)(b)(c)	7,000	9,205,000
National City Preferred Capital Trust I, 12.00% (b)(c)	3,713	4,145,527
Standard Chartered Bank, 7.01% (a)(b)(c)	5,000	4,944,090
USB Capital XIII Trust, 6.63%, 12/15/39	4,100	4,171,627
		42,687,574
Consumer Finance — 0.8%
Capital One Capital V, 10.25%, 8/15/39	5,460	5,924,100
Diversified Financial Services — 3.4%
JPMorgan Chase Capital XXI, Series U,
1.42%, 1/15/87 (b)	12,875	9,666,074
JPMorgan Chase Capital XXIII, 1.38%, 5/15/77 (b)	20,695	15,762,222
		25,428,296
Electric Utilities — 0.5%
PPL Capital Funding, 6.70%, 3/30/67 (b)	3,900	3,744,000
Insurance — 5.9%
Ace Capital Trust II, 9.70%, 4/01/30	4,000	4,800,108
The Allstate Corp., 6.50%, 5/15/67 (b)	4,000	3,970,000
Aon Corp., 8.21%, 1/01/27	4,000	4,212,040
Chubb Corp., 6.38%, 3/29/67 (b)	4,000	4,105,000
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(b)	4,000	4,960,000
Lincoln National Corp., 7.00%, 5/17/66 (b)	4,255	4,148,625
MetLife, Inc., 6.40%, 12/15/66	4,550	4,459,000
Reinsurance Group of America, 6.75%, 12/15/65 (b)	7,000	6,258,476
Swiss Re Capital I LP, 6.85% (a)(b)(c)	3,000	2,978,280
The Travelers Cos., Inc., 6.25%, 3/15/67 (b)	4,000	4,160,000
ZFS Finance (USA) Trust IV, 5.88%, 5/09/32 (a)(b)	599	571,057
		44,622,586
Multi-Utilities — 0.2%
Puget Sound Energy, Inc., Series A, 6.97%, 6/01/67 (b)	1,575	1,518,269
Oil, Gas & Consumable Fuels — 1.1%
Enterprise Products Operating LLC, 8.38%, 8/01/66 (b)	4,500	4,747,500
TransCanada PipeLines Ltd., 6.35%, 5/15/67 (b)	4,000	3,830,000
		8,577,500
Total Capital Trusts — 20.5%		153,928,311
Preferred Stocks	Shares
Real Estate Investment Trusts (REITs) — 1.6%
Sovereign Real Estate Investment Corp., 12.00%	10,000	11,625,000
Wireless Telecommunication Services — 1.4%
Centaur Funding Corp., 9.08%	10,000	10,768,750
Total Preferred Stocks — 3.0%		22,393,750
Total Preferred Securities — 23.5%		176,322,061
	Par
Taxable Municipal Bonds	(000)
City of Chicago Illinois, RB, Build America Bonds,
6.85%, 1/01/38	$ 5,000	5,155,450
Metropolitan Transportation Authority, RB,
Build America Bonds, 6.55%, 11/15/31	4,075	4,279,035
State of California, GO, Build America Bonds,
7.35%, 11/01/39	2,050	2,099,856
State of Illinois, GO, Pension, 5.10%, 6/01/33	4,075	3,247,979
Total Taxable Municipal Bonds — 2.0%		14,782,320

	Par
U.S. Treasury Obligations	(000)	Value
U.S. Treasury Notes:
1.75%, 7/31/15	$ 60,000	$61,786,200
4.63%, 2/15/40	75,000	83,226,600
Total U.S. Treasury Obligations — 19.3%		145,012,800
Total Long-Term Investments
(Cost — $911,010,062) — 125.3%		939,054,088
Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.21% (f)(g)	26,924,664	26,924,664
Total Short-Term Securities
(Cost — $26,924,664) — 3.6%		26,924,664
Total Investments (Cost — $937,934,726*) — 128.9%		965,978,752
Other Assets Less Liabilities — 1.9%		14,426,278
Preferred Shares, at Redemption Value — (30.8)%	(231,045,110)
Net Assets — 100.0%	$ 749,359,920
* The cost and unrealized appreciation (depreciation) of investments as of October 31,
2010, as computed for federal income tax purposes, were as follows:
Aggregate cost	$ 937,254,273
Gross unrealized appreciation	$ 53,165,500
Gross unrealized depreciation		(24,441,021)
Net unrealized appreciation	$ 28,724,479

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b) Variable rate security. Rate shown is as of report date.
(c) Security is perpetual in nature and has no stated maturity date.
(d) Issuer filed for bankruptcy and/or is in default of interest payments.
(e) Non-income producing security.
(f) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held at		Shares Held at
	October 31,	Net	October 31,
Affiliate	2009	Activity	2010	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	267,832,781 (240,908,117) 26,924,664			$173,294

(g) Represents the current yield as of report date.
• For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
• Financial futures contracts purchased as of October 31, 2010 were as follows:

Unrealized
				Notional	Appreciation
Contracts	Issue	Exchange	Expiration	Value (Depreciation)
346	10-Year U.S.	Chicago Board	December
Treasury Bond		of Trade	2010	$43,373,650	$ 319,663
28	30-Year U.S.	Chicago Board	December
Treasury Bond		of Trade	2010	$ 3,758,178	(91,928)
Total					$ 227,735

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments (concluded)

BlackRock Credit Allocation Income Trust IV (BTZ)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following tables summarize the inputs used as of October 31, 2010 in deter-
mining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term
Investments:
Corporate
Bonds	— $602,656,737		$ 280,170	$ 602,936,907
Preferred
Securities	—	176,322,061	—	176,322,061
Taxable
Municipal
Bonds	—	14,782,320	—	14,782,320
U.S. Treasury
Obligations .	—	145,012,800	—	145,012,800
Short-Term
Securities	$ 26,924,664	—	—	26,924,664
Total	$ 26,924,664	$938,773,918	$ 280,170	$ 965,978,752
Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Interest rate
contracts	$ 319,663	—	—	$ 319,663
Liabilities:
Interest rate
contracts	(91,928)	—	—	(91,928)
Total	$ 227,735	—	—	$ 227,735

1 Derivative financial instruments are financial futures contracts which are shown at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Corporate
Bonds
Assets:
Balance, as of October 31, 2009	$ 240,550
Accrued discounts/premiums	(764)
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[2]	40,384
Purchases	—
Sales	—
Transfers in3	—
Transfers out[3]	—
Balance, as of October 31, 2010	$ 280,170

2 Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The net change in unrealized appreciation/
depreciation on securities still held at October 31, 2010 was $40,384.
3 The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

26 ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments October 31, 2010

BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)

		Par
Asset-Backed Securities		(000)	Value
Flagship CLO, Series 2006-1A, Class B,
0.64%, 9/20/19 (a)(b)	USD	696	$ 556,800
Gold3, Series 2007-3X, Class B, 0.94%, 5/01/22 (b)		1,025	794,375
Total Asset-Backed Securities — 0.4%			1,351,175
Common Stocks (c)		Shares
Construction & Engineering — 0.0%
USI United Subcontractors Common		7,645	156,712
Metals & Mining — 0.1%
Euramax International		1,135	343,398
Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd. (a)		62,685	142,592
Ainsworth Lumber Co. Ltd.		55,255	125,690
			268,282
Software — 0.2%
Bankruptcy Management Solutions, Inc.		2,947	1,473
HMH Holdings/EduMedia	115,632		578,162
			579,635
Specialty Retail — 0.0%
Lazydays RV Center, Inc.		2,721	17,358
Total Common Stocks — 0.4%			1,365,385
		Par
Corporate Bonds		(000)
Airlines — 0.2%
Air Canada, 9.25%, 8/01/15 (a)	USD	700	729,750
Auto Components — 1.0%
Delphi International Holdings Unsecured,
12.00%, 10/06/14		39	39,931
Icahn Enterprises LP:
7.75%, 1/15/16		1,125	1,155,938
8.00%, 1/15/18		2,250	2,314,687
			3,510,556
Beverages — 0.5%
Central European Distribution Corp., 2.62%, 5/15/14	EUR	1,500	1,711,924
Capital Markets — 0.2%
E*Trade Financial Corp., 3.34%, 8/31/19 (a)(d)(e)	USD	439	606,918
Chemicals — 0.3%
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (a)		715	782,925
Commercial Banks — 1.2%
VTB Capital SA, 6.88%, 5/29/18		3,940	4,155,124
Containers & Packaging — 0.8%
Ardagh Packaging Finance Plc, 7.38%, 10/15/17	EUR	400	567,028
Impress Holdings BV, 3.41%, 9/15/13 (a)(b)	USD	150	149,250
Smurfit Kappa Acquisitions (a):
7.25%, 11/15/17	EUR	655	950,379
7.75%, 11/15/19		620	916,853
			2,583,510
Diversified Financial Services — 0.3%
Ally Financial Inc., 2.50%, 12/01/14 (b)	USD	1,050	932,316
Diversified Telecommunication Services — 1.8%
ITC Deltacom, Inc., 10.50%, 4/01/16		910	980,525
Qwest Corp., 8.38%, 5/01/16		1,840	2,217,200
Telefonica Emisiones SAU, 5.43%, 2/03/14	EUR	2,000	2,996,701
			6,194,426

		Par
Corporate Bonds		(000)	Value
Energy Equipment & Services — 0.0%
Compagnie Generale de Geophysique-Veritas:
7.50%, 5/15/15	USD	70	$ 72,275
7.75%, 5/15/17		50	52,375
			124,650
Food & Staples Retailing — 0.2%
Rite Aid Corp., 8.00%, 8/15/20 (a)		670	690,100
Food Products — 0.4%
B&G Foods, Inc., 7.63%, 1/15/18		700	745,500
Smithfield Foods, Inc., 10.00%, 7/15/14 (a)		590	679,975
			1,425,475
Health Care Equipment & Supplies — 0.2%
DJO Finance LLC, 10.88%, 11/15/14		635	696,119
Health Care Providers & Services — 0.7%
American Renal Holdings, 8.38%, 5/15/18 (a)		360	381,600
HCA, Inc., 7.25%, 9/15/20		1,550	1,695,313
Tenet Healthcare Corp.:
9.00%, 5/01/15		95	104,500
10.00%, 5/01/18		35	40,600
			2,222,013
Household Durables — 0.5%
Beazer Homes USA, Inc., 12.00%, 10/15/17		1,500	1,739,063
Berkline/BenchCraft, LLC, 4.50%, 11/03/12 (c)(f)		400	—
			1,739,063
Independent Power Producers & Energy Traders — 1.1%
AES Ironwood LLC, 8.86%, 11/30/25		79	81,226
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (a)		1,000	1,082,500
Energy Future Holdings Corp., 10.00%, 1/15/20 (a)		1,000	1,047,402
NRG Energy, Inc.:
7.25%, 2/01/14		880	900,900
7.38%, 2/01/16		570	593,512
			3,705,540
Machinery — 0.0%
Synventive Molding Solutions, Sub-Series A,
14.00%, 1/14/11 (g)		1,099	21,981
Media — 2.0%
Affinion Group, Inc., 10.13%, 10/15/13		50	51,437
CCH II LLC, 13.50%, 11/30/16		224	267,712
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		501	541,080
Series B, 9.25%, 12/15/17		1,704	1,861,620
DISH DBS Corp., 7.00%, 10/01/13		58	62,060
Nielsen Finance LLC, 10.00%, 8/01/14		55	57,819
UPC Germany GmbH, 8.13%, 12/01/17 (a)		2,500	2,618,750
Ziggo Finance BV, 6.13%, 11/15/17 (a)	EUR	1,005	1,391,773
			6,852,251
Metals & Mining — 0.8%
FMG Resources August 2006 Property Ltd.,
7.00%, 11/01/15 (a)	USD	1,695	1,737,375
Foundation PA Coal Co., 7.25%, 8/01/14		505	508,787
New World Resources NV, 7.38%, 5/15/15	EUR	285	393,988
			2,640,150
Oil, Gas & Consumable Fuels — 5.5%
Coffeyville Resources LLC, 9.00%, 4/01/15 (a)	USD	380	407,550
Morgan Stanley Bank AG for OAO Gazprom,
9.63%, 3/01/13		7,230	8,206,050
OPTI Canada, Inc., 9.00%, 12/15/12 (a)		1,575	1,606,500
Petroleos de Venezuela SA:
15.95%, 7/10/11 (e)		4,000	3,750,000
5.25%, 4/12/17		4,000	2,360,000
Repsol International Finance B.V., 6.50%, 3/27/14	EUR	1,500	2,310,679
			18,640,779

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments (continued)

BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Paper & Forest Products — 0.5%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (a)(g)	USD	506	$ 448,076
NewPage Corp., 11.38%, 12/31/14		1,015	974,400
Verso Paper Holdings LLC, Series B, 4.04%, 8/01/14 (b)		450	403,875
			1,826,351
Pharmaceuticals — 0.2%
Angiotech Pharmaceuticals, Inc., 4.05%, 12/01/13 (b)		765	638,775
Novasep Holding SAS, 9.63%, 12/15/16 (a)	EUR	159	185,890
			824,665
Tobacco — 0.6%
Imperial Tobacco Finance Plc, 4.38%, 11/22/13		1,500	2,195,260
Wireless Telecommunication Services — 1.2%
Cricket Communications, Inc., 7.75%, 5/15/16	USD	1,950	2,101,125
iPCS, Inc., 2.41%, 5/01/13 (b)		1,155	1,114,575
Nextel Communications, Inc., Series E,
6.88%, 10/31/13		975	982,312
			4,198,012
Total Corporate Bonds — 20.2%			69,009,858
Floating Rate Loan Interests (b)
Aerospace & Defense — 1.6%
DynCorp International, Term Loan, 6.25%, 7/07/16		1,500	1,507,013
Hawker Beechcraft Acquisition Co., LLC:
Facility Deposit, 0.19%, 3/26/14		104	87,166
Term Loan, 2.26% – 2.29%, 3/26/14		1,788	1,492,376
TASC, Inc.:
Tranche A Term Loan, 5.50%, 12/18/14		786	788,216
Tranche B Term Loan, 5.75%, 12/18/15		1,638	1,645,813
			5,520,584
Airlines — 0.3%
Delta Air Lines, Inc., Credit-Linked Deposit Loan,
2.25%, 4/30/12		1,132	1,107,255
Auto Components — 2.8%
Affinion Group, Inc., Tranche B Term Loan,
5.00%, 10/09/16		1,990	1,968,448
Allison Transmission, Inc., Term Loan,
3.01% – 3.05%, 8/07/14		4,799	4,601,337
Dana Holding Corp., Term Advance,
4.51% – 4.70%, 1/30/15		801	798,468
Dayco Products LLC (Mark IV Industries, Inc.):
Facility B U.S. Term Loan, 10.50%, 5/13/14		405	402,569
Facility C U.S. Term Loan, 12.50%, 11/13/14 (g)		64	60,974
Exide Global Holdings Netherlands C.V., European
Borrower Euro Term Loan, 4.06%, 5/15/12	EUR	388	506,375
GPX International Tire Corp., Tranche B Term Loan (c)(f):
8.37%, 3/30/12	USD	274	—
14.00%, 4/11/12		4	—
United Components, Inc., Term Loan, 6.25%, 3/23/17		1,125	1,133,438
			9,471,609
Automobiles — 1.2%
Ford Motor Co., Tranche B-1 Term Loan,
3.01% – 3.05%, 12/15/13		4,125	4,081,932
Beverages — 0.1%
Le-Nature’s, Inc., Tranche B Term Loan,
10.25%, 3/01/11 (c)(f)		1,000	375,000
Biotechnology — 0.4%
Grifols SA, Term Loan B, 6.00% 10/01/16		1,100	1,111,000

		Par
Floating Rate Loan Interests (b)		(000)	Value
Building Products — 2.4%
Building Materials Corp. of America, Term Loan Advance,
3.06%, 2/22/14	USD	273	$ 270,145
Goodman Global, Inc., Term Loan B, 6.25%, 10/13/16		6,000	6,076,560
Momentive Performance Materials (Blitz 06-103 GmbH):
Tranche B-1 Term Loan, 2.56%, 12/04/13		587	570,503
Tranche B-2 Term Loan, 3.10%, 12/04/13	EUR	823	1,084,186
United Subcontractors, Inc., Term Loan (First Lien),
1.79%, 6/30/15	USD	179	154,085
			8,155,479
Capital Markets — 0.6%
American Capital Ltd., Term Loan B, 7.50%, 12/31/13		375	375,938
Marsico Parent Co., LLC, Term Loan, 5.31%, 12/14/14		376	288,207
Nuveen Investments, Inc., Term Loan (First Lien),
3.29%, 11/13/14		1,574	1,471,346
			2,135,491
Chemicals — 6.9%
Brenntag Holding Gmbh & Co. KG:
Acquisition Facility 1, 4.01% – 4.48%, 1/20/14		232	232,858
Acquisition Facility 2, 4.53% – 4.86%, 1/20/14	EUR	267	364,515
Facility 2 (Second Lien), 6.45%, 7/17/15	USD	1,000	1,001,250
Facility B2, 4.01% – 4.06%, 1/20/14		1,332	1,338,210
Facility B6A, 4.97%, 1/20/14	EUR	233	323,732
Facility B6B, 4.97%, 1/20/14		181	250,630
CF Industries, Inc., Term Loan B-1, 4.50%, 4/05/15	USD	791	798,101
Chemtura Corp.:
Debtor in Possession Term Facility, 6.00%, 2/11/11		2,000	1,995,000
Term Facility, 5.50%, 8/27/16		1,800	1,812,001
Cognis GmbH, Facility A, 2.88%, 9/16/13	EUR	803	1,103,635
Cognis GmbH, Facility B (French), 2.88%, 9/16/13		197	270,278
Gentek Holding, LLC, Term Loan B, 6.75%, 9/30/15	USD	2,200	2,219,250
Huish Detergents, Inc., Loan (Second Lien),
4.51%, 10/26/14		750	713,438
Ineos US Finance LLC, Senior Credit Term A2 Facility,
7.00%, 12/17/12		227	232,102
Lyondell Chemical Co., Term Loan, 5.50%, 4/08/16		808	814,363
Matrix Acquisition Corp. (MacDermid, Inc.), Tranche C
Term Loan, 3.05%, 4/11/14	EUR	1,535	1,975,632
PQ Corp. (FKA Niagara Acquisition, Inc.), Original
Term Loan (First Lien), 3.51% – 3.54%, 7/30/14	USD	2,489	2,376,024
Rockwood Specialties Group, Inc., Tranche H Term Loan,
6.00%, 5/15/14		1,024	1,023,123
Solutia, Inc., Term Loan, 4.75%, 3/17/17		1,480	1,487,799
Tronox Worldwide LLC, Exit Term Loan, 7.00%, 12/24/15		3,200	3,216,576
			23,548,517
Commercial Banks — 1.4%
CIT Group, Inc., Tranche 3 Term Loan, 6.25%, 8/11/15		4,675	4,749,019
Commercial Services & Supplies — 5.3%
ARAMARK Corp.:
Letter of Credit — 1 Facility, 0.10%, 1/26/14		38	36,561
Letter of Credit — 2 Facility, 0.10%, 7/26/16		68	67,203
US Term Loan, 2.16%, 1/26/14		467	453,845
US Term Loan B, 3.54%, 7/26/16		1,031	1,021,874
AWAS Finance Luxembourg Sarl, Term Loan,
7.75%, 6/10/16		1,575	1,603,547
Advanced Disposal Services, Inc., Term Loan B,
6.00%, 1/14/15		1,241	1,245,277
Altegrity, Inc., (FKA US Investigations Services, Inc.),
Tranche D Term Loan, 7.75%, 2/21/15		2,145	2,149,987
Casella Waste Systems, Inc., Term Loan B,
7.00%, 4/09/14		1,086	1,093,039
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16		1,200	1,226,143
Diversey, Inc. (FKA Johnson Diversey, Inc.), Tranche B
Dollar Term Loan, 5.50%, 11/24/15		1,034	1,041,681

See Notes to Financial Statements.

28 ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments (continued)

BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Commercial Services & Supplies (concluded)
International Lease Finance Corp., Term Loan 1,
6.75%, 3/17/15	USD	2,600	$ 2,659,894
Protection One, Inc., Term Loan, 6.00%, 6/04/16		1,995	1,990,012
Quad/Graphics, Term Loan, 5.50%, 4/20/16		723	718,957
Synagro Technologies, Inc., Term Loan (First Lien),
2.26%, 4/02/14		1,951	1,687,488
Volume Services America, Inc. (Centerplate),
Term Loan B, 10.75%, 9/16/16		1,225	1,203,562
			18,199,070
Communications Equipment — 0.2%
Avaya, Inc., Term Loan B, 3.04%, 10/24/14		910	825,319
Construction & Engineering — 0.9%
Airport Development and Investment Ltd. (BAA), Facility
(Second Lien), 4.57%, 4/07/11	GBP	168	267,456
Aquilex Holdings LLC, Term Loan, 5.50%, 4/01/16	USD	299	294,520
Brand Energy & Infrastructure Services, Inc. (FR Brand
Acquisition Corp.), Synthetic Letter of Credit,
Term Loan (First Lien), 0.19%, 2/07/14		500	470,000
Safway Services, LLC, First Out Tranche Loan,
9.00%, 12/18/17		2,100	2,100,000
			3,131,976
Construction Materials — 0.3%
Fairmount Minerals Ltd., Tranche B Term Loan,
6.25%, 8/05/16		1,100	1,112,375
Consumer Finance — 1.0%
AGFS Funding Co., Term Loan, 7.25%, 4/21/15		3,500	3,530,079
Containers & Packaging — 1.2%
Anchor Glass Container Corp., Term Loan (First Lien),
6.00%, 3/02/16		811	810,771
Graham Packaging Co., LP:
Term Loan C, 6.75%, 4/05/14		718	724,287
Term Loan D, 6.00%, 9/23/16		1,400	1,409,500
Smurfit Kappa Acquisitions (JSG):
Term B1, 4.11% – 4.39%, 12/02/13	EUR	458	631,840
Term Loan Facility C1, 4.25% – 4.64%, 12/01/14		453	624,602
			4,201,000
Diversified Consumer Services — 3.3%
Asurion Corp., Incremental Term Loan, 6.75%
3/31/15	USD	2,000	1,962,188
Coinmach Service Corp.:
Delayed Draw Term Loan, 3.26% – 3.35%, 11/20/14		492	428,049
Term Loan, 3.35%, 11/20/14		2,513	2,190,866
Laureate Education, Series A New Term Loan,
7.00%, 8/15/14		4,208	4,163,321
ServiceMaster Co.:
Closing Date Term Loan, 2.76% – 2.80%, 7/24/14		2,354	2,232,084
Delayed Draw Term Loan, 2.76%, 7/24/14		234	222,282
			11,198,790
Diversified Financial Services — 2.7%
MSCI, Inc., Term Loan, 4.75%, 6/01/16		1,970	1,979,298
Professional Service Industries, Inc., Term Loan
(First Lien), 3.01%, 10/31/12		461	368,507
Reynolds Group Holdings, Inc., Incremental US
Term Loan, 6.25%, 5/05/16		3,578	3,593,878
SIG Euro Holding AG & Co., KGAA — European
Term Loan, 6.75%, 10/28/15	EUR	2,453	3,405,743
			9,347,426
Diversified Telecommunication Services — 4.5%
BCM Ireland Holdings Ltd. (Eircom):
Facility B, 2.72%, 9/30/14		499	579,547
Facility C, 2.97%, 9/30/15		499	579,565
Cincinnati Bell Inc., Tranche B Term Loan,
6.50%, 6/11/17	USD	490	492,590

		Par
Floating Rate Loan Interests (b)		(000)	Value
Diversified Telecommunication Services (concluded)
Hawaiian Telcom Communications, Inc., Term Loan B,
9.00%, 10/28/15	USD	914	$ 913,859
Integra Telecom Holdings, Inc., Term Loan,
9.25%, 4/15/15		2,020	2,033,835
Level 3 Financing, Inc., Tranche A Term Loan,
2.54%, 3/13/14		4,800	4,465,713
Nordic Telephone Co. Holdings APS:
Facility B2 Swiss, 2.12%, 1/30/14	EUR	885	1,216,430
Facility C2 Swiss, 2.75%, 1/30/15		1,058	1,453,397
Wind Telecomunicazioni SpA:
Term Loan Facility A1, 3.06%, 5/25/12		600	822,597
Term Loan Facility B1, 3.81%, 5/27/13		993	1,365,485
Term Loan Facility C1, 5.06%, 5/26/14		993	1,365,485
			15,288,503
Electric Utilities — 1.4%
Astoria Generating Co. Acquisitions, LLC, Term B Facility,
2.04%, 2/23/13	USD	258	253,963
New Development Holdings LLC, Term Loan,
7.00%, 7/03/17		3,741	3,807,657
TPF Generation Holdings, LLC:
Synthetic Letter of Credit Deposit (First Lien),
0.19%, 12/15/13		151	143,705
Synthetic Revolving Deposit, 0.19%, 12/15/11		47	45,049
Term Loan (First Lien), 2.29%, 12/15/13		366	349,837
			4,600,211
Electronic Equipment, Instruments
& Components — 2.0%
CDW LLC (FKA CDW Corp.), Term Loan,
4.26%, 10/10/14		1,727	1,640,299
Flextronics International Ltd.:
Closing Date Loan A, 2.51%, 10/01/14		1,151	1,120,862
Closing Date Loan B, 2.51%, 10/01/12		2,233	2,194,222
Styron S.A.R.L, Term Loan, 7.50%, 6/17/16		1,876	1,906,739
			6,862,122
Energy Equipment & Services — 0.6%
MEG Energy Corp., Tranche D Term Loan,
6.00%, 4/03/16		1,963	1,964,516
Food & Staples Retailing — 2.6%
AB Acquisitions UK Topco 2 Ltd. (FKA Alliance Boots),
Facility B1, 3.56%, 7/06/15	GBP	3,000	4,327,570
Pilot Travel Centers LLC, Initial Tranche B Term Loan,
5.25%, 6/30/16	USD	3,020	3,057,249
Rite Aid Corp., Tranche 3 Term Loan, 6.00%, 6/04/14		594	587,944
U.S. Foodservice, Inc., Term Loan B,
2.75% – 2.76%, 7/03/14		1,115	1,007,507
			8,980,270
Food Products — 4.7%
Birds Eye Iglo Group Ltd. (Liberator Midco Ltd.):
Sterling Tranche Loan (Mezzanine),
5.69%, 11/02/15	GBP	429	694,959
Facility D, 5.60%, 4/30/16	EUR	3,000	4,179,223
CII Investment, LLC (FKA Cloverhill):
Term Loan A, 8.50%, 10/14/14	USD	78	78,144
Term Loan A, 8.50%, 10/14/14		1,075	1,074,864
Term Loan B, 8.50%, 10/14/14		1,307	1,307,279
Dole Food Co., Inc., Tranche B-1 Term Loan,
5.00% – 5.50%, 3/02/17		152	152,321
Michael Foods Group, Inc. (FKA M-Foods Holdings, Inc.),
Term Loan B, 6.25%, 6/29/16		1,197	1,210,841
Pierre Foods, Term Loan:
(First Lien) 7.00% – 7.50%, 9/29/16		2,170	2,144,682
(Second Lien) 11.25%, 9/29/17	GBP	1,400	1,407,000
Pilgrim’s Pride Corp., Term Loan A, 5.29%, 12/01/12	USD	1,535	1,519,650

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments (continued)

BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Food Products (concluded)
Pinnacle Foods Finance LLC, Tranche D Term Loan,
6.00%, 4/02/14	USD	1,954	$ 1,973,643
Solvest Ltd. (Dole), Tranche C-1 Term Loan,
5.00% – 5.50%, 3/02/17		379	379,931
			16,122,537
Health Care Equipment & Supplies — 1.7%
Biomet, Inc., Euro Term Loan,
3.79% – 3.83%, 3/25/15	EUR	2,496	3,358,445
DJO Finance LLC (ReAble Therapeutics Finance LLC),
Term Loan, 3.26%, 5/20/14	USD	1,212	1,177,373
Fresenius SE:
Tranche C-1 Dollar Term Loan, 4.50%, 9/10/14		837	840,318
Tranche C-2 Term Loan, 4.50%, 9/10/14		448	449,701
			5,825,837
Health Care Providers & Services — 5.0%
CHS/Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.55%, 7/25/14		179	175,394
Term Loan Facility, 2.55%, 7/25/14		3,482	3,412,123
DaVita, Inc., Term Loan B, 4.50%, 10/20/16		1,900	1,914,250
HCA, Inc.:
Tranche A-1 Term Loan, 1.54%, 11/14/12		2,335	2,284,315
Tranche B-1 Term Loan, 2.54%, 11/18/13		185	180,875
Harden Healthcare, Inc.:
Add-on Term Loan, 7.75%, 3/02/15		1,609	1,576,575
Tranche A Term Loan, 8.50%, 2/22/15		966	946,814
inVentiv Health, Inc. (FKA Ventive Health, Inc.),
Term Loan B, 6.50%, 8/04/16		3,078	3,092,178
Renal Advantage Holdings, Inc., Tranche B Term Loan,
6.00%, 6/03/16		1,396	1,405,228
Vanguard Health Holding Co. II, LLC (Vanguard Health
Systems, Inc.), Initial Term Loan, 5.00%, 1/29/16		2,099	2,097,665
			17,085,417
Health Care Technology — 0.8%
IMS Health, Inc., Tranche B Dollar Term Loan,
5.25%, 2/26/16		2,570	2,591,695
Hotels, Restaurants & Leisure — 5.2%
BLB Worldwide Holdings, Inc. (Wembley, Inc.):
First Priority Term Loan, 4.75%, 7/18/11		2,418	1,819,703
Second Priority Term Loan, 7.06%, 7/18/12 (c)(f)		1,500	18,750
Harrah’s Operating Co., Inc.:
Term Loan B-3, 3.29%, 1/28/15		2,751	2,421,897
Term Loan B-4, 9.50%, 10/31/16		1,489	1,546,439
OSI Restaurant Partners, LLC, Pre-Funded RC Loan,
0.11% – 2.63%, 6/14/13		32	30,198
Penn National Gaming, Inc., Term Loan B,
2.01% – 2.17%, 10/03/12		997	988,716
SW Acquisitions Co., Inc., Term Loan, 5.75%, 6/01/16		3,276	3,296,471
Six Flags Theme Parks, Inc., Tranche B Term Loan
(First Lien), 6.00%, 6/30/16		2,225	2,231,422
Travelport LLC (FKA Travelport, Inc.):
Delayed Draw Term Loan, 2.79% – 2.96%, 8/23/13		593	584,292
Original Post-First Amendment and Restatement
Synthetic Letter of Credit Loan, 2.79%, 8/23/13		56	55,225
Tranche B Dollar Term Loan, 2.96%, 8/23/13		309	304,133
Universal City Development Partners Ltd., Term Loan,
5.50%, 11/06/14		447	449,684
VML US Finance LLC (FKA Venetian Macau):
Term B Delayed Draw Project Loan, 4.78%, 5/25/12		1,445	1,442,033
Term B Funded Project Loan, 4.78%, 5/27/13		2,501	2,496,517
			17,685,480

		Par
Floating Rate Loan Interests (b)		(000)	Value
Household Durables — 0.5%
Berkline/Benchcraft, LLC, Term Loan, 14.00%
11/03/11 (c)(f)	USD	128	$ 6,418
Visant Corp. (FKA Jostens), Tranche B Term Loan,
7.00%, 12/20/16		1,600	1,613,000
			1,619,418
IT Services — 5.0%
Amadeus IT Group SA/Amadeus Verwaltungs GmbH
(WAM Acquisition):
Term B3 Facility, 4.13%, 7/01/13	EUR	615	836,519
Term B4 Facility, 4.13%, 7/01/13		317	431,603
Term C3 Facility, 4.63%, 7/01/14		615	836,519
Term C4 Facility, 4.63%, 7/01/14		314	421,585
Ceridian Corp., US Term Loan, 3.26%, 11/09/14	USD	1,872	1,712,845
EVERTEC, Inc., Term Loan B, 7.50%, 9/30/16		950	945,250
First Data Corp.:
Initial Tranche B-1 Term Loan, 3.01%, 9/24/14		2,549	2,288,510
Initial Tranche B-2 Term Loan, 3.01%, 9/24/14		367	329,798
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14		2,442	2,192,373
SunGard Data Systems, Inc. (Solar Capital Corp.),
Incremental Term Loan, 6.75%, 2/28/14		1,677	1,677,700
Trans Union LLC, Term Loan, 6.75%, 6/15/17		3,242	3,291,518
Travelex Plc:
Tranche B5, 2.95%, 10/31/13		1,033	991,891
Tranche C5, 3.45%, 10/31/14		1,033	991,891
			16,948,002
Independent Power Producers & Energy Traders — 1.0%
Dynegy Holdings, Inc.:
Term Letter of Credit Facility, 4.01%, 4/02/13		528	520,994
Tranche B Term Loan, 4.01%, 4/02/13		42	41,618
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-1 Term Loan,
3.76% – 3.79%, 10/10/14		2,452	1,921,137
Initial Tranche B-2 Term Loan,
3.76% – 4.07%, 10/10/14		627	491,447
Initial Tranche B-3 Term Loan,
3.76% – 3.79%, 10/10/14		377	295,874
			3,271,070
Industrial Conglomerates — 2.5%
Pinafore, LLC/Pinafore, Inc., Term Loan B,
6.75%, 9/29/16		3,750	3,792,187
Sequa Corp., Term Loan, 3.54% – 3.55%, 12/03/14		5,122	4,842,653
			8,634,840
Insurance — 0.3%
Alliant Holdings I, Inc., Term Loan, 3.29%, 8/21/14		956	920,535
Internet & Catalog Retail — 0.2%
FTD Group, Inc., Tranche B Term Loan, 6.75%, 8/26/14		573	573,173
Machinery — 0.3%
LN Acquisition Corp. (Lincoln Industrial):
Delayed Draw Term Loan (First Lien),
3.51%, 7/11/14		245	240,449
Initial U.S. Term Loan (First Lien), 3.51%, 7/11/14		637	623,972
			864,421
Marine — 0.2%
Horizon Lines, LLC:
Revolving Loan, 3.51% – 3.54%, 8/08/12		451	390,986
Term Loan, 3.54%, 8/08/12		352	334,507
			725,493
Media — 18.2%
Amsterdamse Beheer — En Consultingmaatschappij BV
(Casema), Kabelcom Term Loan Facility B,
3.60%, 9/15/14	EUR	625	861,906

See Notes to Financial Statements.

30 ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments (continued)

BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Media (continued)
Atlantic Broadband Finance, LLC:
Tranche B-2-A Term Loan, 2.54%, 9/01/11	USD	69	$ 68,748
Tranche B-2-B, 6.75%, 6/01/13		1,845	1,827,309
Cengage Learning Acquisitions, Inc. (Thomson Learning):
Term Loan B, 2.54%, 7/03/14		3,750	3,421,448
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		1,133	1,131,653
Cequel Communications, LLC, New Term Loan,
2.25%, 11/05/13		325	320,074
Charter Communications Operating, LLC:
Term Loan B2, 7.25%, 3/06/14		1,142	1,180,558
Term Loan C, 3.54%, 9/06/16		3,468	3,400,582
FoxCo Acquisition Sub, LLC, Term Loan, 7.50%, 7/14/15		1,009	997,204
HIT Entertainment, Inc., Term Loan (Second Lien),
5.94%, 2/26/13		300	219,000
HMH Publishing Co., Ltd., Tranche A Term Loan,
5.76%, 6/12/14		1,943	1,810,677
Hanley-Wood, LLC (FSC Acquisition), Term Loan,
2.56% – 2.63%, 3/10/14		2,189	963,313
Hargray Acquisition Co./DPC Acquisition LLC/HCP
Acquisition LLC, Loan (Second Lien), 5.92%, 1/29/15		500	476,250
Harland Clarke Holdings Corp. (FKA Clarke
American Corp.), Tranche B Term Loan,
2.76% – 2.79%, 6/30/14		1,444	1,293,652
Intelsat Corp. (FKA PanAmSat Corp.):
Tranche B-2-A Term Loan, 2.79%, 1/03/14		642	624,940
Tranche B-2-B Term Loan, 2.79%, 1/03/14		642	624,747
Tranche B-2-C Term Loan, 2.79%, 1/03/14		642	624,747
Interactive Data Corp., Term Loan, 6.75%, 1/29/17		1,596	1,621,257
Kabel Deutschland Gmbh, Facility A1
(Consent and Roll), 3.10%, 3/31/14	EUR	3,913	5,371,319
Knology, Inc., Term Loan B, 5.50%, 9/21/16	USD	1,300	1,304,063
Lavena Holding 3 GmbH (Prosiebensat.1 Media AG):
Facility B1, 3.52%, 3/06/15	EUR	337	372,876
Facility C1, 3.77%, 3/04/16		674	745,751
Liberty Cablevision of Puerto Rico, Ltd., Initial Term
Facility, 2.29%, 6/15/14	USD	1,451	1,346,034
MCNA Cable Holdings LLC (OneLink Communications),
Loan, 7.00%, 3/01/13 (g)		1,054	896,026
Mediacom Illinois, LLC (FKA Mediacom
Communications, LLC), Tranche D Term Loan,
5.50%, 3/31/17		2,235	2,190,281
Newsday, LLC:
Fixed Rate Term Loan, 10.50%, 8/01/13		1,500	1,597,500
Floating Rate Term Loan, 6.54%, 8/01/13		1,250	1,260,938
Nielsen Finance LLC:
Class A Dollar Term Loan, 2.26%, 8/09/13		66	64,809
Class B Dollar Term Loan, 4.01%, 5/01/16		2,269	2,240,691
Class C Dollar Term Loan, 4.01%, 5/01/16		1,075	1,056,916
Penton Media, Inc., Term Loan (First Lien),
5.00%, 8/01/14		1,092	801,087
Sinclair Television Group, Inc., New Tranche B
Term Loan, 5.50%, 10/29/15		1,018	1,026,923
Springer Science+Business Media SA, Facility A1,
6.75%, 6/20/16	EUR	3,200	4,442,651
Sunshine Acquisition Ltd. (AKA HIT Entertainment),
Term Facility, 5.68%, 6/01/12	USD	1,465	1,420,481
TWCC Holding Corp., Replacement Term Loan,
5.00%, 9/14/15		2,511	2,518,496
Telecommunications Management, LLC:
Multi-Draw Term Loan, 3.26%, 6/30/13		229	206,471
Term Loan, 3.26%, 6/30/13		910	818,663

		Par
Floating Rate Loan Interests (b)		(000)	Value
Media (concluded)
UPC Financing Partnership, Facility U,
4.85%, 12/31/17	EUR	3,017	$ 3,974,376
Virgin Media Investment Holdings Ltd., Facility B,
4.77%, 12/31/15	GBP	4,000	6,355,083
Yell Group Plc, Facility B1, 4.01%, 7/31/14	USD	1,113	600,948
			62,080,448
Multi-Utilities — 0.2%
FirstLight Power Resources, Inc. (FKA NE Energy, Inc.):
Synthetic Letter of Credit, 0.16%, 11/01/13		10	9,860
Term B Advance (First Lien), 2.81%, 11/01/13		571	536,452
Mach Gen, LLC, Synthetic Letter of Credit Loan
(First Lien), 0.04%, 2/22/13		69	63,926
			610,238
Multiline Retail — 2.1%
Dollar General Corp., Tranche B-2 Term Loan,
3.01%, 7/07/14		804	792,127
Hema Holding BV:
Facility B, 2.73%, 7/06/15	EUR	172	229,206
Facility C, 3.48%, 7/05/16		172	229,206
Facility D, 5.73%, 1/05/17		3,800	5,077,315
Neiman Marcus Group, Inc., Term Loan,
2.29%, 4/06/13	USD	796	775,306
			7,103,160
Oil, Gas & Consumable Fuels — 0.2%
Big West Oil, LLC, Term Loan, 12.00%, 7/23/15		667	676,537
Paper & Forest Products — 0.3%
Georgia-Pacific LLC, Term Loan B, 2.29%, 12/23/12		848	846,773
Verso Paper Finance Holdings LLC, Loan,
6.70% – 7.45%, 2/01/13 (g)		385	288,814
			1,135,587
Personal Products — 0.5%
NBTY, Inc., Term Loan B, 6.25%, 10/01/17		1,700	1,720,934
Pharmaceuticals — 1.3%
Valeant Pharmaceuticals International, Inc., Tranche B
Term Loan, 5.50%, 9/27/16		1,280	1,291,680
Warner Chilcott Co., LLC:
Term Loan A, 6.00%, 10/30/14		885	882,695
Term Loan B-2, 6.25%, 4/30/15		624	625,818
Term Loan B-4, 6.50%, 2/20/16		228	229,364
Warner Chilcott Corp.:
Additional Term Loan, 6.25%, 4/30/15		525	526,861
Term Loan B-1, 6.25%, 4/30/15		374	374,876
WC Luxco S.A.R.L. (Warner Chilcott) Term Loan B-3,
6.50%, 2/20/16		702	705,318
			4,636,612
Professional Services — 1.1%
Booz Allen Hamilton, Inc.:
Tranche B Term Loan, 7.50%, 7/31/15		982	986,497
Tranche C Term Loan, 6.00%, 7/31/15		1,241	1,242,796
Fifth Third Processing Solutions, LLC, Term Loan B,
5.75%, 10/21/16		1,700	1,683,000
			3,912,293
Real Estate Investment Trusts (REITs) — 0.1%
iStar Financial, Inc., Term Loan (Second Lien),
1.75% – 1.76%, 6/28/11		300	282,000
Real Estate Management & Development — 1.4%
Enclave, Term Loan, 6.14%, 3/01/12 (c)(f)		2,000	—
Pivotal Promontory, LLC, Term Loan (Second Lien),
14.75%, 8/31/11 (c)(f)		750	37,500

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments (continued)

BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Real Estate Management & Development (concluded)
Realogy Corp.:
Delayed Draw Term Loan B,
3.26% – 3.29%, 10/10/13	USD	1,067	$ 964,483
Initial Term Loan B, 3.26%, 10/10/13		2,446	2,212,071
Synthetic Letter of Credit, 0.10%, 10/10/13		333	301,525
Term Loan (Second Lien), 13.50%, 10/15/17		1,250	1,339,584
			4,855,163
Semiconductors & Semiconductor Equipment — 0.5%
Freescale Semiconductor, Inc., Extended Maturity
Term Loan, 4.51%, 12/01/16		568	533,839
Microsemi Corp., Term Loan B, 5.00%, 10/25/17		1,100	1,110,541
			1,644,380
Software — 0.4%
Bankruptcy Management Solutions, Inc.:
Second Lien Facility, 1.26%, 8/20/15		241	30,078
Term Loan (Second Lien), 7.50%, 8/20/14		719	388,443
Reynolds & Reynolds, Term Loan, 5.25%, 4/21/17		4	3,991
Vertafore, Inc., Term Loan, 6.75%, 7/28/16		833	834,370
			1,256,882
Specialty Retail — 2.3%
Burlington Coat Factory Warehouse Corp., Term Loan,
2.51% – 2.53%, 5/28/13		740	719,802
Matalan Finance Plc, Term Facility, 5.57%, 3/30/16	GBP	1,248	1,989,244
Michaels Stores, Inc., Term Loan B-1,
2.56% – 2.75%, 10/31/13	USD	1,770	1,714,931
OSH Properties LLC (Orchard Supply) B-Note,
2.71%, 12/09/10		1,500	1,500,000
Toys ‘R’ US Delaware, Inc., Initial Loan, 6.00%, 9/01/16		1,985	1,994,570
			7,918,547
Textiles, Apparel & Luxury Goods — 1.3%
Tommy Hilfiger B.V. (Philips-Van Heusen Corp.), Foreign
Tranche B Term Loan, 5.00%, 5/04/16	EUR	3,312	4,586,734
Wireless Telecommunication Services — 3.0%
Cavtel Holdings, LLC, Term Loan, 10.50%, 12/31/12	USD	1,094	1,101,845
Digicel International Finance Ltd., US Term Loan
(Non-Rollover), 2.81%, 3/30/12		5,190	5,021,686
MetroPCS Wireless, Inc.:
Tranche B-1 Term Loan, 2.56%, 11/03/13		154	152,486
Tranche B-2 Term Loan, 3.81%, 11/03/16		1,682	1,677,271
Vodafone Americas Finance 2 Inc., Initial Loan,
6.88%, 8/11/15		2,250	2,250,000
			10,203,288
Total Floating Rate Loan Interests — 104.0%			354,988,264
Foreign Agency Obligations
Argentina Bonos:
0.68%, 8/03/12 (b)		2,500	2,320,734
7.00%, 10/03/15		2,000	1,907,333
Brazilian Government International Bond,
8.00%, 1/15/18		6,667	8,056,667
Colombia Government International Bond,
3.84%, 3/17/13 (b)		1,020	1,035,300
Republic of Venezuela, 1.51%, 4/20/11 (b)		4,000	3,890,000
Uruguay Government International Bond,
6.88%, 1/19/16	EUR	950	1,459,067
Total Foreign Agency Obligations — 5.5%			18,669,101

Other Interests (h)	Benefical Interest (000)		Value
Auto Components — 1.3%
Delphi Debtor-in-Possession Holding Co. LLP	USD	—(i) $	4,395,954
Lear Corp. Escrow		500	6,250
			4,402,204
Diversified Financial Services — 0.3%
J.G. Wentworth LLC Preferred Equity Interests (j)		1	1,130,844
Health Care Providers & Services — 0.0%
Critical Care Systems International, Inc.		1	191
Household Durables — 0.0%
Berkline Benchcraft Equity LLC		6	—
Total Other Interests — 1.6%			5,533,239
Preferred Securities
Preferred Stocks		Shares
Specialty Retail — 0.0%
Lazydays RV Center, Inc. (c)		58	85,828
Total Preferred Securities — 0.0%			85,828
Warrants (k)
Chemicals — 0.0%
British Vita Holding Co. (Non-Expiring) (a)		166	—
Machinery — 0.0%
Synventive Molding Solutions (Expires 1/15/13)		2	—
Media — 0.0%
New Vision Holdings LLC:
(Expires 9/30/14)		19	190
(Expires 9/30/14)		3	34
			224
Software — 0.0%
Bankruptcy Management Solutions, Inc.
(Expires 9/29/17)		251	3
HMH Holdings/EduMedia (Expires 3/09/17)		21,894	—
			3
Total Warrants — 0.0%			227
Total Long-Term Investments
(Cost — $452,773,340) — 132.1%		451,003,077
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional
Class, 0.21% (l)(m)	8,770,511		8,770,511
Total Short-Term Securities
(Cost — $8,770,511) — 2.6%			8,770,511

See Notes to Financial Statements.

32 ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments (continued)

BlackRock Floating Rate Income Trust (BGT)
(Percentages shown are based on Net Assets)

Options Purchased	Contracts	Value
Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC,
Strike Price USD 942.86, Expires 12/21/19,
Broker Goldman Sachs Bank USA	26	—
Total Options Purchased (Cost — $25,422) — 0.0%		—
Total Investments (Cost — $461,569,273*) — 134.6%		$ 459,773,588
Liabilities in Excess of Other Assets — (17.4)%		(59,525,205)
Preferred Shares, at Redemption Value — (17.2)%		(58,812,248)
Net Assets Applicable to Common Shares — 100.0%		$ 341,436,135

* The cost and unrealized appreciation (depreciation) of investments as of October 31,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 458,807,766
Gross unrealized appreciation	$ 18,276,820
Gross unrealized depreciation	(17,310,998)
Net unrealized appreciation	$ 965,822

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b) Variable rate security. Rate shown is as of report date.
(c) Non-income producing security.
(d) Convertible security.
(e) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(f) Issuer filed for bankruptcy and/or is in default of interest payments.
(g) Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.
(h) Other interests represent beneficial interest in liquidation trusts and other reorgani-
zation entities and are non-income producing.
(i) Amount is less than $1,000.
(j) The investment is held by a wholly-owned taxable subsidiary of the Fund.
(k) Warrants entitle the Fund to purchase a predetermined number of shares of com-
mon stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(l) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

			Shares Held at		Shares Held at
			October 31,	Net	October 31,
	Affiliate		2009	Activity	2010	Income
	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class		9,320,934	(550,423)	8,770,511	$ 6,845
(m) Represents the current yield as of report date.
•	For Fund compliance purposes, the Fund’s industry classifications refer to any one
	or more of the industry sub-classifications used by one or more widely recognized
	market indexes or rating group indexes, and/or as defined by Fund management.
	This definition may not apply for purposes of this report, which may combine such
	industry sub-classifications for reporting ease.
•	Foreign currency exchange contracts as of October 31, 2010 were as follows:
						Unrealized
	Currency	Currency			Settlement Appreciation
	Purchased		Sold	Counterparty	Date	(Depreciation)
	EUR 2,590,000	USD	3,367,959	Citibank NA	11/17/10	$ 236,049
	USD 69,193,247	EUR 54,072,500		Citibank NA	11/17/10	(6,049,119)
	USD 507,650	EUR	371,000	RBS
				Securities Inc.	11/17/10	(8,600)
	USD 13,182,422	GBP	8,299,000	Citibank NA	1/19/11	(106,297)
	Total				$ (5,927,967)

•	Credit default swaps on single-name issuers — sold protection outstanding as of
	October 31, 2010 were as follows:
		Receive				Notional
		Fixed	Counter-		Credit	Amount	Unrealized
	Issuer	Rate	party	Expiration	Rating[1]	(000)[2]	Appreciation
	BAA Ferrovial
	Junior Term	2.00%	Deutsche	March
	Loan		Bank AG	2012	NR	GBP 1,800	$ 19,172

1 Using Standard & Poor’s rating of the issuer.
2 The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following tables summarize the inputs used as of October 31, 2010 in deter-
mining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term
Investments:
Asset-Backed
Securities	—	$ 1,351,175	—	$ 1,351,175
Common
Stocks	$ 125,690	644,175	$ 595,520	1,365,385
Corporate
Bonds	—	68,947,946	61,912	69,009,858
Floating Rate
Loan Interests	—	290,288,787	64,699,477	354,988,264
Foreign Agency
Obligations .	—	14,441,034	4,228,067	18,669,101
Other
Interests	—	—	5,533,239	5,533,239
Preferred
Stocks	—	—	85,828	85,828
Warrants	—	—	227	227
Short- Term
Securities	8,770,511	—	—	8,770,511
Unfunded Loan
Commitments	—	—	160,394	160,394
Liabilities:
Unfunded Loan
Commitments	—	—	(42,707)	(42,707)
Total	$ 8,896,201	$375,673,117	$ 75,321,957	$459,891,275

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2010

Schedule of Investments (concluded)

BlackRock Floating Rate Income Trust (BGT)

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Credit
contracts	—	—	$19,172	$ 19,172
Foreign
currency
exchange
contracts	—	$236,049	—	236,049
Liabilities:
Credit
contracts	—	—	—	—
Foreign
currency
exchange
contracts	—	(6,164,016)	—	(6,164,016)
Total	—	$(5,927,967)	$19,172	$ (5,908,795)

1 Derivative financial instruments are swaps, foreign currency exchange contracts, and options. Swaps and foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument and options are shown at value.

Unfunded
Loan
Commitments
Liabilities:
Balance, as of October 31, 2009	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[2]	$ (42,707)
Purchases	—
Sales	—
Transfers in3	—
Transfers out[3]	—
Balance, as of October 31, 2010	$ (42,707)

The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common	Corporate	Floating Rate Foreign Agency		Other	Preferred		Unfunded Loan
	Stocks	Bonds	Loan Interests Obligations		Interests	Securities	Warrants	Commitments	Total
Assets:
Balance, as of
October 31, 2009	$ 112,485	$ 288,246	$84,427,073	—	$ 2,726,281	—	$ 224	—	$ 87,554,309
Accrued discounts/
premiums	—	260,168	1,314,935	$92,320	—	—	—	—	1,667,423
Net realized gain (loss)	41,366	—	(12,743,987)	138,199	(2,000,875)	—	—	—	(14,565,297)
Net change in unrealized
appreciation/
depreciation[2]	388,511	(158,970)	18,707,857	65,457	7,813,339	—	—	$ 160,394	26,976,588
Purchases	—	59,419	14,871,374	3,244,436	(3,738,190)	—	3	—	14,437,042
Sales	(42,252)	(386,951)	(63,470,817)	(1,219,678)	(404,410)	—	—	—	(65,524,108)
Transfers in3	595,520	—	38,576,371	1,907,333	1,137,094	$ 85,828	—	—	42,302,146
Transfers out[3]	(500,110)	—	(16,983,329)	—	—	—	—	—	(17,483,439)
Balance, as of
October 31, 2010	$ 595,520	$ 61,912	$64,699,477	$4,228,067	$ 5,533,239	$ 85,828	$ 227	$ 160,394	$ 75,364,664

2 Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The net change in unrealized appreciation/depreciation on securi-
ties still held at October 31, 2010 was $4,463,089.
3 The Fund's policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

Credit Contracts

	Assets	Liabilities	Total
Balance, as of October
31, 2009	—	$(388,694)	$(388,694)
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized
appreciation/depreciation[4]	$19,172	388,694	407,866
Purchases		—	—
Sales	—	—	—
Transfers in5	—	—	—
Transfers out[5]	—	—	—
Balance, as of October 31, 2010	$19,172	—	$ 19,172

4 Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The net change in unrealized appreciation/depre-
ciation on securities still held at October 31, 2010 was $407,866.
5 The Fund's policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

34 ANNUAL REPORT

OCTOBER 31, 2010

Statements of Assets and Liabilities
	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock
	Credit	Credit	Credit	Credit	Floating
	Allocation	Allocation	Allocation	Allocation	Rate
	Income	Income	Income	Income	Income
	Trust I, Inc.	Trust II, Inc.	Trust III	Trust IV	Trust
October 31, 2010	(PSW)	(PSY)	(BPP)	(BTZ)	(BGT)
Assets
Investments at value — unaffiliated[1]	$ 149,060,592	$ 632,548,874	$ 261,584,504	$ 939,054,088	$ 451,003,077
Investments at value — affiliated[2]	5,884,098	1,483,567	34,466,527	26,924,664	8,770,511
Unrealized appreciation on foreign currency exchange contracts	—	—	—	—	236,049
Unrealized appreciation on unfunded loan commitments	—	—	—	—	160,394
Unrealized appreciation on swaps	—	—	—	—	19,172
Foreign currency at value[3]	401	—	500	46	—
Cash pledged as collateral for financial futures contracts	50,000	60,000	40,000	630,000	—
Cash pledged as collateral for swaps	—	—	—	—	100,000
Cash	1,000	—	—	57,893	—
Interest receivable	2,110,470	9,212,105	3,716,396	13,871,160	3,240,896
Reverse repurchase agreements receivable	—	2,015,000	—	—	—
Margin variation receivable	8,063	14,375	8,625	166,094	—
Dividends receivable — affiliated	—	283	208	—	—
Investments sold receivable	—	—	—	—	4,821,721
Dividends receivable	—	—	—	706,852	1,690
Principal paydowns receivable	—	—	—	—	10,616,945
Swaps receivable	—	—	—	—	6,730
Commitment fees receivable	—	—	—	—	9,782
Prepaid expenses	16,086	46,009	34,632	99,978	130,609
Other assets	167,003	1,346,323	54,404	131,970	347,098
Total assets	157,297,713	646,726,536	299,905,796	981,642,745	479,464,674
Liabilities
Unrealized depreciation on foreign currency exchange contracts	—	—	—	—	6,164,016
Unrealized depreciation on unfunded loan commitments	—	—	—	—	42,707
Bank overdraft	—	—	—	—	705,486
Bank overdraft on foreign currency[3]	—	—	—	—	19,094
Reverse repurchase agreements	6,082,500	4,020,000	—	—	—
Investment advisory fees payable	79,696	334,596	163,685	555,656	235,805
Loans payable	—	—	—	—	38,000,000
Income dividends payable	31,096	150,975	60,723	363,581	—
Interest expense payable	1,111	27	—	—	64,201
Other affiliates payable	968	4,048	1,856	6,636	2,636
Officer's and Directors' fees payable	260	86,247	56,083	133,546	105,258
Investments purchased payable	—	—	—	—	33,359,111
Deferred income	—	—	—	—	196,354
Other accrued expenses payable	34,688	54,739	98,036	178,296	321,623
Total liabilities	6,230,319	4,650,632	380,383	1,237,715	79,216,291
Preferred Shares at Redemption Value
$25,000 per share liquidation preferrence, plus unpaid dividends[4,5,6]	40,259,104	169,091,462	70,427,344	231,045,110	58,812,248
Net Assets Applicable to Common Shareholders	$ 110,808,290	$ 472,984,442	$ 229,098,069	$ 749,359,920	$ 341,436,135
Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[4,7,8]	$ 236,754,281	$ 937,350,272	$ 422,218,171	$1,123,084,063	$ 428,014,310
Undistributed net investment income	114,857	324,705	328,304	525,038	10,644,933
Accumulated net realized loss	(132,343,516)	(484,977,132)	(200,586,041)	(402,520,946)	(89,589,030)
Net unrealized appreciation/depreciation	6,282,668	20,286,597	7,137,635	28,271,765	(7,634,078)
Net Assets Applicable to Common Shareholders	$ 110,808,290	$ 472,984,442	$ 229,098,069	$ 749,359,920	$ 341,436,135
Net asset value per Common Share	$ 10.75	$ 11.59	$ 12.41	$ 14.46	$ 14.48
[1] Investments at cost — unaffiliated	$ 142,780,701	$ 612,196,614	$ 254,407,512	$ 911,010,062	$ 452,798,762
[2] Investments at cost — affiliated	$ 5,884,098	$ 1,483,567	$ 34,466,527	$ 26,924,664	$ 8,770,511
[3] Foreign currency at cost	$ 368	—	$ 459	$ 43	$ (20,820)
[4] Preferred and Common Shares par value per share	$ 0.10	$ 0.10	$ 0.001	$ 0.001	$ 0.001
[5] Preferred Shares outstanding	1,610	6,761	2,817	9,240	2,352
[6] Preferred Shares authorized	5,460	22,000	unlimited	unlimited	unlimited
[7] Common Shares outstanding	10,311,941	40,807,418	18,467,785	51,828,157	23,577,416
[8] Common Shares authorized	199,994,540	199,978,000	unlimited	unlimited	unlimited
See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2010

Statements of Operations
	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock
	Credit	Credit	Credit	Credit	Floating
	Allocation	Allocation	Allocation	Allocation	Rate
	Income	Income	Income	Income	Income
	Trust I, Inc.	Trust II, Inc.	Trust III	Trust IV	Trust
Year Ended October 31, 2010	(PSW)	(PSY)	(BPP)	(BTZ)	(BGT)
Investment Income
Interest	$ 6,411,944	$ 27,382,556	$ 13,000,342	$ 42,589,211	$ 26,379,532
Dividends	1,243,202	6,579,290	2,765,944	9,249,905	—
Income — affiliated	33,438	117,385	57,375	182,102	15,194
Facility and other fees	—	—	—	—	636,980
Total income	7,688,584	34,079,231	15,823,661	52,021,218	27,031,706
Expenses
Investment advisory	894,188	3,751,752	1,863,029	6,456,622	3,074,143
Commissions for Preferred Shares	61,116	256,350	105,244	324,347	85,717
Professional	58,505	65,864	62,732	111,057	250,898
Transfer agent	47,301	126,149	34,591	38,546	31,183
Accounting services	27,504	119,589	68,894	155,165	64,175
Custodian	12,177	32,370	19,578	49,284	156,817
Printing	11,832	46,299	65,411	214,887	61,585
Officer and Directors	10,867	60,142	34,386	94,343	53,877
Registration	10,011	15,436	10,130	18,613	9,356
Borrowing costs[1]	—	—	—	—	426,973
Miscellaneous	49,282	90,999	69,823	145,818	134,937
Total expenses excluding interest expense	1,182,783	4,564,950	2,333,818	7,608,682	4,349,661
Interest expense	18,062	44,124	7,505	227,126	332,702
Total expenses	1,200,845	4,609,074	2,341,323	7,835,808	4,682,363
Less fees waived by advisor	(16,708)	(56,440)	(26,236)	(96,105)	(582,407)
Less fees paid indirectly	(101)	(113)	(5,640)	(1,098)	—
Total expenses after fees waived and paid indirectly	1,184,036	4,552,521	2,309,447	7,738,605	4,099,956
Net investment income	6,504,548	29,526,710	13,514,214	44,282,613	22,931,750
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(4,345,290)	(34,637,394)	(12,808,940)	(7,021,203)	(18,024,646)
Litigation proceeds	167,003	1,261,324	—	—	—
Financial futures contracts	389,076	404,976	241,450	10,760,694	—
Foreign currency transactions	—	—	—	—	10,047,357
Options written	—	—	—	(2,202,351)	—
Swaps	(206,127)	(412,254)	(206,128)	(824,509)	(12,936)
	(3,995,338)	(33,383,348)	(12,773,618)	712,631	(7,990,225)
Net change in unrealized appreciation/depreciation on:
Investments	20,055,896	104,269,808	39,829,752	110,225,036	37,941,975
Financial futures contracts	(92,228)	(100,508)	(58,911)	(609,704)	—
Foreign currency transactions	(23)	—	(28)	(3)	(5,039,603)
Options written	—	—	—	(661,829)	—
Unfunded loan commitments	—	—	—	—	188,636
Swaps	168,952	337,904	168,952	675,809	468,218
	20,132,597	104,507,204	39,939,765	109,629,309	33,559,226
Total realized and unrealized gain	16,137,259	71,123,856	27,166,147	110,341,940	25,569,001
Dividends to Preferred Shareholders From
Net investment income	(611,907)	(2,578,803)	(202,609)	(3,511,929)	(893,902)
Net Increase in Net Assets Applicable to Common
Shareholders Resulting from Operations	$ 22,029,900	$ 98,071,763	$ 40,477,752	$ 151,112,624	$ 47,606,849
[1] See Note 8 of the Notes to the Financial Statements for details of short-term borrowings.

See Notes to Financial Statements.

36 ANNUAL REPORT

OCTOBER 31, 2010

Statements of Changes in Net Assets
	BlackRock Credit Allocation		BlackRock Credit Allocation
	Income Trust I, Inc. (PSW)		Income Trust II, Inc. (PSY)
	Year Ended October 31,		Year Ended October 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2010	2009	2010	2009
Operations
Net investment income	$ 6,504,548	$ 8,880,738	$ 29,526,710	$ 45,246,551
Net realized loss	(3,995,338)	(56,926,270)	(33,383,348)	(196,959,541)
Net change in unrealized appreciation/depreciation	20,132,597	78,150,799	104,507,204	285,726,033
Dividends to Preferred Shareholders from net investment income	(611,907)	(774,824)	(2,578,803)	(3,570,342)
Net increase in net assets applicable to Common Shareholders resulting from operations	22,029,900	29,330,443	98,071,763	130,442,701
Dividends and Distributions to Common Shareholders From
Net investment income	(6,360,087)	(8,498,069)	(29,029,600)	(45,358,157)
Tax return of capital	(909,831)	(1,345,345)	(5,350,650)	(116,310)
Decrease in net assets resulting from dividends and distributions
to Common Shareholders	(7,269,918)	(9,843,414)	(34,380,250)	(45,474,467)
Capital Share Transactions
Reinvestment of common dividends	—	131,419	—	1,192,453
Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	14,759,982	19,618,448	63,691,513	86,160,687
Beginning of year	96,048,308	76,429,860	409,292,929	323,132,242
End of year	$ 110,808,290	$ 96,048,308	$ 472,984,442	$ 409,292,929
Undistributed net investment income	$ 114,857	$ 636,666	$ 324,705	$ 2,088,988
	BlackRock Credit Allocation		BlackRock Credit Allocation
	Income Trust III (BPP)		Income Trust IV (BTZ)
	Year Ended October 31,		Year Ended October 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2010	2009	2010	2009
Operations
Net investment income	$ 13,514,214	$ 20,010,967	$ 44,282,613	$ 51,505,911
Net realized gain (loss)	(12,773,618)	(116,393,404)	712,631	(247,029,147)
Net change in unrealized appreciation/depreciation	39,939,765	160,906,851	109,629,309	378,816,964
Dividends to Preferred Shareholders from net investment income	(202,609)	(577,861)	(3,511,929)	(3,828,948)
Net increase in net assets applicable to Common Shareholders
resulting from operations	40,477,752	63,946,553	151,112,624	179,464,780
Dividends and Distributions to Common Shareholders From
Net investment income	(14,081,286)	(17,461,459)	(41,824,719)	(48,398,817)
Tax return of capital	(1,431,653)	(4,250,036)	(14,927,112)	(24,678,883)
Decrease in net assets resulting from dividends and distributions
to Common Shareholders	(15,512,939)	(21,711,495)	(56,751,831)	(73,077,700)
Capital Share Transactions
Reinvestment of common dividends	—	587,363	—	—
Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	24,964,813	42,822,421	94,360,793	106,387,080
Beginning of year	204,133,256	161,310,835	654,999,127	548,612,047
End of year	$ 229,098,069	$ 204,133,256	$ 749,359,920	$ 654,999,127
Undistributed net investment income	$ 328,304	$ 952,028	$ 525,038	$ 1,348,832

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2010

Statements of Changes in Net Assets (concluded)
	BlackRock
	Floating Rate Income Trust (BGT)
	Year Ended October 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2010	2009
Operations
Net investment income	$ 22,931,750	$ 23,060,864
Net realized loss	(7,990,225)	(48,386,859)
Net change in unrealized appreciation/depreciation	33,559,226	112,537,512
Dividends to Preferred Shareholders from net investment income	(893,902)	(971,243)
Net increase in net assets applicable to Common Shareholders resulting from operations	47,606,849	86,240,274
Dividends and Distributions to Common Shareholders From
Net investment income	(19,496,826)	(27,963,106)
Tax return of capital	—	(9,994,857)
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(19,496,826)	(37,957,963)
Capital Share Transactions
Reinvestment of common dividends	453,913	—
Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	28,563,936	48,282,311
Beginning of year	312,872,199	264,589,888
End of year	$ 341,436,135	$ 312,872,199
Undistributed (distributions in excess of) net investment income	$ 10,644,933	$ (397,610)

See Notes to Financial Statements.

38 ANNUAL REPORT

OCTOBER 31, 2010

Statement of Cash Flows
Year Ended
October 31,
BlackRock Floating Rate Income Trust (BGT)	2010
Cash Used for Operating Activities
Net increase in net assets resulting from operations, excluding dividends to Preferred Shareholders	$ 48,500,751
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Increase in interest receivable	(109,064)
Decrease in swaps receivable	163
Increase in commitment fees receivable	(9,782)
Increase in other assets	(222,444)
Increase in dividends receivable	(1,690)
Decrease in income receivable — affiliated	341
Increase in prepaid expenses	(3,068)
Increase in investment advisory fees payable	29,586
Increase in interest expense payable	23,375
Increase in other affiliates payable	412
Increase in other accrued expenses payable	136,571
Decrease in swaps payable	(4,317)
Decrease in cash pledged as collateral in connection for swaps	500,000
Decrease in other liabilities	(845,950)
Increase in Officer’s and Directors’ payable	26,382
Net periodic and termination payments of swaps	35,386
Net realized and unrealized gain	(14,015,142)
Amortization of premium and discount on investments	(4,186,072)
Paid-in-kind income	(550,314)
Proceeds from sales and paydowns of long-term investments	360,294,678
Purchases of long-term investments	(404,454,967)
Net proceeds from sales of short-term securities	550,423
Cash used for operating activities	(14,304,742)
Cash Provided by Financing Activities
Cash receipts from borrowings	300,000,000
Cash payments from borrowings	(276,000,000)
Cash dividends paid to Common Shareholders	(19,094,026)
Cash dividends paid to Preferred Shareholders	(893,689)
Increase in bank overdraft and bank overdraft on foreign currency	724,580
Cash provided by financing activities	4,736,865
Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	50,575
Cash and Foreign Currency
Net decrease in cash and foreign currency	(9,517,302)
Cash and foreign currency at beginning of year	9,517,302
Cash and foreign currency at end of year	$ —
Cash Flow Information
Cash paid for interest	$ 309,327
Noncash Financing Activities
Capital shares issued in reinvestment of dividends paid to shareholders	$ 453,913

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowings during the year, based on the average borrowings outstanding in relation to total assets.

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2010

Financial Highlights		BlackRock Credit Allocation Income Trust I, Inc. (PSW)
		Year Ended October 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 9.31	$ 7.43	$ 19.54	$ 22.25	$ 22.36
Net investment income[1]	0.63	0.86	1.70	2.01	2.14
Net realized and unrealized gain (loss)	1.58	2.06	(12.06)	(2.41)	0.07
Dividends to Preferred Shareholders from net investment income	(0.06)	(0.08)	(0.48)	(0.71)	(0.63)
Net increase (decrease) from investment operations	2.15	2.84	(10.84)	(1.11)	1.58
Dividends and distributions to Common Shareholders from:
Net investment income	(0.62)	(0.83)	(1.22)	(1.18)	(1.69)
Tax return of capital	(0.09)	(0.13)	(0.05)	(0.42)	—
Total dividends and distributions	(0.71)	(0.96)	(1.27)	(1.60)	(1.69)
Net asset value, end of year	$ 10.75	$ 9.31	$ 7.43	$ 19.54	$ 22.25
Market price, end of year	$ 9.67	$ 8.24	$ 7.00	$ 17.29	$ 21.26
Total Investment Return[2]
Based on net asset value	24.77%[3]	46.46%	(58.09)%	(5.03)%	7.97%
Based on market price	26.81%	37.59%	(55.38)%	(12.05)%	9.69%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.16%	1.61%	2.00%	1.32%	1.29%
Total expenses after fees waived and paid indirectly[4]	1.14%	1.59%	2.00%	1.32%	1.29%
Total expenses after fees waived and paid indirectly and excluding interest expense[4]	1.13%	1.44%	1.48%	1.29%	1.29%
Net investment income[4]	6.28%	12.45%	10.79%	9.38%	9.70%
Dividends to Preferred Shareholders	0.59%	1.09%	3.03%	3.29%	2.84%
Net investment income to Common Shareholders	5.69%	11.36%	7.76%	6.09%	6.86%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 110,808	$ 96,048	$ 76,430	$ 201,155	$ 228,734
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$ 40,250	$ 40,250	$ 68,250	$ 136,500	$ 136,500
Borrowings outstanding, end of year (000)	$ 6,083	$ 4,972	$ 4,024	$ 590	—
Average borrowings outstanding, during the year (000)	$ 5,269	$ 5,321	$ 25,692	$ 2,690	—
Portfolio turnover	66%	36%	119%	88%	19%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$ 93,831	$ 84,663	$ 53,009	$ 61,846	$ 66,907

1 Based on average shares outstanding.
2 Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Includes proceeds from a settlement of litigation which impacted the Fund. Not including these proceeds the Fund’s total return would have been 24.54%.
4 Do not reflect the effect of dividends to Preferred Shareholders.

See Notes to Financial Statements.

40 ANNUAL REPORT

OCTOBER 31, 2010

Financial Highlights		BlackRock Credit Allocation Income Trust II, Inc. (PSY)
		Year Ended October 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 10.03	$ 7.96	$ 19.93	$ 22.36	$ 22.26
Net investment income[1]	0.72	1.11	1.73	2.02	2.03
Net realized and unrealized gain (loss)	1.74	2.17	(11.84)	(2.35)	0.32
Dividends to Preferred Shareholders from net investment income	(0.06)	(0.09)	(0.49)	(0.73)	(0.65)
Net increase (decrease) from investment operations	2.40	3.19	(10.60)	(1.06)	1.70
Dividends and distributions to Common Shareholders from:
Net investment income	(0.71)	(1.12)	(1.15)	(1.16)	(1.51)
Tax return of capital	(0.13)	(0.00)[2]	(0.22)	(0.21)	(0.09)
Total dividends and distributions	(0.84)	(1.12)	(1.37)	(1.37)	(1.60)
Net asset value, end of year	$ 11.59	$ 10.03	$ 7.96	$ 19.93	$ 22.36
Market price, end of year	$ 10.39	$ 8.90	$ 8.10	$ 16.94	$ 20.12
Total Investment Return[3]
Based on net asset value	25.70%[4]	48.36%	(55.71)%	(4.35)%	8.77%
Based on market price	26.99%	29.37%	(46.97)%	(9.65)%	2.77%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.04%	1.41%	1.90%	1.27%	1.23%
Total expenses after fees waived and paid indirectly[5]	1.03%	1.41%	1.90%	1.27%	1.23%
Total expenses after fees waived and paid indirectly and excluding interest expense[5]	1.02%	1.33%	1.40%	1.23%	1.23%
Net investment income[5]	6.66%	15.05%	10.71%	9.29%	9.26%
Dividends to Preferred Shareholders	0.58%	1.19%	3.04%	3.34%	2.96%
Net investment income to Common Shareholders	6.08%	13.86%	7.67%	5.95%	6.30%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 472,984	$ 409,293	$ 323,132	$ 809,411	$ 907,897
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$ 169,025	$ 169,025	$ 275,000	$ 550,000	$ 550,000
Borrowings outstanding, end of year (000)	$ 4,020	$ 9,511	$ 54,369	—	—
Average borrowings outstanding, during the year (000)	$ 13,407	$ 15,842	$ 94,908	$ 14,375	—
Portfolio turnover	73%	16%	120%	81%	18%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$ 94,968	$ 85,547	$ 54,408	$ 61,817	$ 66,294

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Includes proceeds from a settlement of litigation which impacted the Fund. Not including these proceeds the Fund’s total return would have been 25.37%.
5 Do not reflect the effect of dividends to Preferred Shareholders.

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2010

Financial Highlights			BlackRock Credit Allocation Income Trust III (BPP)
			Period
			January 1,
			2008 to
	Year Ended October 31,			Year Ended December 31,
			October 31,
	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 11.05	$ 8.77	$ 19.47	$ 24.52	$ 24.43	$ 25.88
Net investment income	0.73[1]	1.09[1]	1.48[1]	2.05	2.05	2.11
Net realized and unrealized gain (loss)	1.48	2.40	(10.74)	(4.72)	0.62	(0.82)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.01)	(0.03)	(0.31)	(0.62)	(0.46)	(0.26)
Net realized gain	—	—	—	—	(0.12)	(0.13)
Net increase (decrease) from investment operations	2.20	3.46	(9.57)	(3.29)	2.09	0.90
Dividends and distributions to Common Shareholders from:
Net investment income	(0.76)	(0.95)	(0.83)	(1.59)	(1.58)	(1.74)
Net realized gain	—	—	—	(0.02)	(0.42)	(0.61)
Tax return of capital	(0.08)	(0.23)	(0.30)	(0.15)	—	—
Total dividends and distributions	(0.84)	(1.18)	(1.13)	(1.76)	(2.00)	(2.35)
Net asset value, end of period	$ 12.41	$ 11.05	$ 8.77	$ 19.47	$ 24.52	$ 24.43
Market price, end of period	$ 11.23	$ 9.94	$ 8.51	$ 17.31	$ 26.31	$ 24.20
Total Investment Return[2]
Based on net asset value	21.52%	47.16%	(51.22)%[3]	(13.86)%	8.89%	3.81%
Based on market price	22.25%	36.42%	(46.76)%[3]	(28.62)%	17.98%	4.83%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.09%	1.66%	1.96%[5]	1.46%	1.62%	1.51%
Total expenses after fees waived and paid indirectly[4]	1.08%	1.64%	1.96%[5]	1.45%	1.62%	1.51%
Total expenses after fees waived and paid indirectly and excluding
interest expense[4]	1.07%	1.39%	1.39%[5]	1.24%	1.25%	1.22%
Net investment income[4]	6.31%	13.08%	10.53%[5]	8.90%	8.46%	8.37%
Dividends to Preferred Shareholders	0.10%	0.38%	2.19%[5]	2.70%	1.89%	1.27%
Net investment income to Common Shareholders	6.21%	12.70%	8.34%[5]	6.20%	6.58%	7.10%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 229,098	$ 204,133	$ 161,311	$ 358,017	$ 449,995	$ 447,190
Preferred Shares outstanding at $25,000 liquidation preference,
end of period (000)	$ 70,425	$ 70,425	$ 110,400	$ 220,800	$ 220,800	$ 220,800
Borrowings outstanding, end of period (000)	—	$ 13,235	$ 44,281	—	—	—
Average borrowings outstanding, during the period (000)	$ 2,121	$ 16,330	$ 51,995	$ 903	$ 1,303	$ 2,904
Portfolio turnover	67%	16%	121%	97%	91%	77%
Asset coverage per Preferred Share at $25,000 liquidation preference,
end of period	$ 106,328	$ 97,465	$ 61,540	$ 65,554	$ 75,965	$ 75,642

1 Based on average shares outstanding.
2 Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Do not reflect the effect of dividends to Preferred Shareholders.
5 Annualized.

See Notes to Financial Statements.

42 ANNUAL REPORT

OCTOBER 31, 2010

Financial Highlights	BlackRock Credit Allocation Income Trust IV (BTZ)
				Period
				December 27,
				2006[1] to
	Year Ended October 31,			October 31,
	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 12.64	$ 10.59	$ 21.39	$ 23.88[2]
Net investment income	0.85[3]	0.99[3]	1.33[3]	1.25
Net realized and unrealized gain (loss)	2.14	2.54	(10.06)	(1.86)
Dividends to Preferred Shareholders from net investment income	(0.07)	(0.07)	(0.33)	(0.31)
Net increase (decrease) from investment operations	2.92	3.46	(9.06)	(0.92)
Dividends and distributions to Common Shareholders from:
Net investment income	(0.81)	(0.93)	(0.90)	(0.93)
Tax return of capital	(0.29)	(0.48)	(0.84)	(0.47)
Total dividends and distributions	(1.10)	(1.41)	(1.74)	(1.40)
Capital charge with respect to issuance of:
Common Shares	—	—	—	(0.04)
Preferred Shares	—	—	—	(0.13)
Total capital charges	—	—	—	(0.17)
Net asset value, end of period	$ 14.46	$ 12.64	$ 10.59	$ 21.39
Market price, end of period	$ 13.02	$ 10.96	$ 9.36	$ 18.65
Total Investment Return[4]
Based on net asset value	25.16%	41.06%	(44.27)%	(4.42)%[5]
Based on market price	29.98%	38.38%	(43.51)%	(20.34)%[5]
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[6]	1.12%	1.60%	1.65%	1.90%[7]
Total expenses after fees waived and paid indirectly[6]	1.11%	1.58%	1.65%	1.88%[7]
Total expenses after fees waived and paid indirectly and excluding interest expense[6]	1.07%	1.24%	1.21%	1.04%[7]
Net investment income[6]	6.33%	9.93%	7.63%	6.50%[7]
Dividends to Preferred Shareholders	0.50%	0.74%	1.89%	1.64%[7]
Net investment income to Common Shareholders	5.83%	9.19%	5.74%	4.86%[7]
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 749,360	$ 654,999	$ 548,612	$ 1,108,534
Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$ 231,000	$ 231,000	$ 231,000	$ 462,000
Borrowings outstanding, end of period (000)	—	$ 61,576	$ 223,512	$ 88,291
Average borrowings outstanding, during the period (000)	$ 63,660	$ 76,521	$ 107,377	$ 96,468
Portfolio turnover	64%	30%	126%	35%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$ 106,104	$ 95,892	$ 84,384	$ 89,737

1 Commencement of operations.
2 Net asset value, beginning of period, reflects a deduction of $1.12 per share sales charge from initial offering price of $25.00 per share.
3 Based on average shares outstanding.
4 Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Do not reflect the effect of dividends to Preferred Shareholders.
7 Annualized.

See Notes to Financial Statements.

ANNUAL REPORT

OCTOBER 31, 2010

Financial Highlights			BlackRock Floating Rate Income Trust (BGT)
			Period
			January 1,
			2008 to
	Year Ended October 31,			Year Ended December 31,
			October 31,
	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 13.29	$ 11.24	$ 17.71	$ 19.11	$ 19.13	$ 19.21
Net investment income	0.97[1]	0.98[1]	1.42[1]	2.03	1.99	1.64
Net realized and unrealized gain (loss)	1.09	2.72	(6.62)	(1.39)	(0.06)	(0.17)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.04)	(0.04)	(0.24)	(0.54)	(0.48)	(0.33)
Net realized gain	—	—	—	—	(0.01)	(0.00)[2]
Net increase (decrease) from investment operations	2.02	3.66	(5.44)	0.10	1.44	1.14
Dividends and distributions to Common Shareholders from:
Net investment income	(0.83)	(1.19)	(1.03)	(1.14)	(1.44)	(1.22)
Net realized gain	—	—	—	—	(0.02)	(0.00)[2]
Tax return of capital	—	(0.42)	—	(0.36)	—	—
Total dividends and distributions	(0.83)	(1.61)	(1.03)	(1.50)	(1.46)	(1.22)
Net asset value, end of period	$ 14.48	$ 13.29	$ 11.24	$ 17.71	$ 19.11	$ 19.13
Market price, end of period	$ 14.52	$ 12.58	$ 9.63	$ 15.78	$ 19.27	$ 17.16
Total Investment Return[3]
Based on net asset value	15.55%	39.51%	(31.62)%[4]	0.98%	7.93%	6.63%
Based on market price	22.41%	54.14%	(34.24)%[4]	(10.92)%	21.31%	(1.34)%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.43%	1.96%	2.22%[6]	1.67%	1.75%	1.56%
Total expenses after fees waived and paid indirectly[5]	1.25%	1.68%	1.89%[6]	1.33%	1.43%	1.23%
Total expenses after fees waived and paid indirectly and excluding
interest expense[5]	1.15%	1.24%	1.21%[6]	1.16%	1.19%	1.15%
Net investment income[5]	7.01%	8.92%	10.56%[6]	10.83%	10.38%	8.52%
Dividends to Preferred Shareholders	0.27%	0.38%	1.75%[6]	2.88%	2.51%	1.71%
Net investment income to Common Shareholders	6.74%	8.54%	8.81%[6]	7.95%	7.87%	6.81%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 341,436	$ 312,872	$ 264,590	$ 417,086	$ 449,065	$ 449,219
Preferred Shares outstanding at $25,000 liquidation preference,
end of period (000)	$ 58,800	$ 58,800	$ 58,800	$ 243,450	$ 243,450	$ 243,450
Borrowings outstanding, end of period (000)	$ 38,000	$ 14,000	$ 123,150	—	$ 26,108	—
Average borrowings outstanding during the period (000)	$ 24,321	$ 53,156	$ 71,780	$ 10,524	$ 19,562	$ 10,722
Portfolio turnover	87%	42%	25%	41%	50%	46%
Asset coverage per Preferred Share at $25,000 liquidation preference,
end of period	$ 170,174	$ 158,029	$ 137,505	$ 67,849	$ 73,810	$ 71,139

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Do not reflect the effect of dividends to Preferred Shareholders.
6 Annualized.

See Notes to Financial Statements.

44 ANNUAL REPORT

OCTOBER 31, 2010

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Credit Allocation Income Trust I, Inc. (“PSW”) and BlackRock
Credit Allocation Income Trust II, Inc. (“PSY”) are registered as diversified, closed-end management investment companies under the Investment
Company Act of 1940, as amended (the “1940 Act”). BlackRock Credit
Allocation Income Trust III (“BPP”), BlackRock Credit Allocation Income Trust
IV (“BTZ”) and BlackRock Floating Rate Income Trust (“BGT”) are registered as non-diversified, closed-end management investment companies under the 1940 Act. PSW and PSY are organized as Maryland corporations. BPP,
BTZ and BGT are organized as Delaware statutory trusts. PSW, PSY, BPP, BTZ and BGT are collectively referred to as the “Funds” or individually as the
“Fund.” The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
(“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the finan-
cial statements. Actual results could differ from these estimates. The Board of Directors and Board of Trustees of the Funds, as applicable, are referred to throughout this report as the “Board of Directors” or the “Board.” The
Funds determine and make available for publication the net asset values of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such invest-
ments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds' pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the
NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask
(short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign curren-
cies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE.
Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-
counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value
Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the cur-
rent sale of that asset in an arm’s-length transaction. Fair value determina-
tions shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.
Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets.
If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value
Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Funds’ books and records are main-
tained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a for-
eign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

ANNUAL REPORT

OCTOBER 31, 2010

Notes to Financial Statements (continued)

The Funds report foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such compo-
nents are treated as ordinary income for federal income tax purposes.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated
maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market.
Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiv-
ing dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible pre-
ferred stock generally also reflects some element of conversion value.
Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest pay-
ments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower.
Floating rate loan interests generally pay interest at rates that are periodi-
cally determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more
European banks, such as LIBOR (London Inter Bank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and invest-
ments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of their investment policies.

When a Fund buys a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Funds earn and/or pay facility and other fees on floating rate loan interests, which are shown as facility and other fees in the
Statements of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Funds having a con-
tractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the
Participation. Each Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the
Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Reverse Repurchase Agreements: The Funds may enter into reverse repur-
chase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transac-
tion is greater than the interest expense of the transaction. Reverse repur-
chase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the

46 ANNUAL REPORT

OCTOBER 31, 2010

Notes to Financial Statements (continued)

buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds' obligation to repurchase the securities.

Defensive Positions: PSW, PSY, BPP and BTZ may vary their investment poli-
cies for temporary defensive purposes during periods in which the invest-
ment advisor believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Funds for temporary defensive purposes may invest up to 100% of its total assets in, as applicable and described in each Fund’s prospectus,
U.S. government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities deemed by the investment advisor to be consistent with a defensive posture, or may hold its assets in cash.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”)
require that the Funds either deliver collateral or segregate assets in con-
nection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts and swaps), or certain borrowings (e.g., reverse repurchase agreements and loan payable), the Funds will, consis-
tent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit secu-
rities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are sub-
sequently recorded when the Funds have determined the ex-dividend date.
Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are deter-
mined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

BGT has a wholly owned taxable subsidiary organized as a limited liability company (the “Taxable Subsidiary”) which holds one of the investments listed in the Schedule of Investments. The Taxable Subsidiary allows the
Fund to hold an investment that is organized as an operating partnership while still satisfying Regulated Investment Company tax requirements.
Income earned on the investment held by the Taxable Subsidiary is taxable to such subsidiary. Income tax expense, if any, of the Taxable
Subsidiary is reflected in the market value of the investment held by the Taxable Subsidiary.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on PSW’s and PSY’s US federal tax returns remains open for the four years ended October 31, 2010. The statute of limitations on BPP’s and
BGT’s US federal tax returns remains open for the year ended December
31, 2007, the period ended October 31, 2008 and the two years ended
October 31, 2010. The statute of limitations on BTZ’s US Federal tax returns remains open for the three years ended October 31, 2010 and the period ended October 31, 2007. The statutes of limitations on the
Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by each
Fund's Board, non-interested Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent
Directors had invested the deferred amounts directly in certain other
BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations there-under represent general unsecured claims against the general assets of each
Fund. Each Fund may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover each Fund's deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and dis-
tributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to Funds are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

ANNUAL REPORT

OCTOBER 31, 2010

Notes to Financial Statements (continued)

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applica-
ble are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk
(inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavor-
able change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds' maxi-
mum risk of loss from counterparty credit risk on OTC derivatives is gener-
ally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and
Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between a Fund and each of its respective counterparties. The ISDA Master
Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable count-
erparties is generally based upon minimum transfer amounts of up to
$500,000. To the extent amounts due to the Funds from their counter-
parties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1
“Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds' net assets decline by a stated percentage or the Funds fails to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk)
or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the con-
tract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the
Funds as unrealized gains or losses. When the contract is closed, the
Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign cur-
rency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign cur-
rencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-
to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a for-
eign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counter-
party to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exer-
cise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option pur-
chased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to
(or deducted from) the basis of the instrument acquired or deducted from
(or added to) the proceeds of the instrument sold. When an option expires
(or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a

48 ANNUAL REPORT

OCTOBER 31, 2010

Notes to Financial Statements (continued)

put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavor-
able change in the value of the underlying instrument or the risk that the
Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap, which is recognized as realized gain or loss in the Statements of
Operations. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is ter-
minated, the Funds will record a realized gain or loss equal to the differ-
ence between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agree-
ments, that the counterparty to the agreements may default on its obliga-
tion to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

• Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit expo-
sure to an issuer to which they are not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.
As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securi-
ties comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

Derivatives Categorized by Risk Exposure:
Fair Values of Derivative Instruments as of October 31, 2010

Asset Derivatives

		PSW	BTZ	BGT
Statements of Assets
	and Liabilities Location		Value
Foreign currency exchange contracts	Unrealized appreciation on foreign
	currency contracts	—	—	$ 236,049
Interest rate contracts*	Net unrealized appreciation/depreciation	$ 22,443	$ 319,663	—
Credit contracts	Unrealized appreciation on swaps	—	—	19,172
Total		$ 22,443	$ 319,663	$ 255,221
Liability Derivatives

		PSW	PSY	BPP	BTZ	BGT
Statements of Assets
	and Liabilities Location			Value
Foreign currency exchange contracts	Unrealized depreciation on foreign
	currency contracts	—	—	—	—	$6,164,016
Interest rate contracts*	Net unrealized appreciation/depreciation	$ 19,699	$ 65,663	$ 39,398	$ 91,928	—
Total		$ 19,699	$ 65,663	$ 39,398	$ 91,928	$6,164,016

* Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedules of Investments. Only the current day's margin variation is reported within the Statements of Assets and Liabilities.

ANNUAL REPORT

OCTOBER 31, 2010

Notes to Financial Statements (continued)
The Effect of Derivative Instruments on the Statements of Operations
Year Ended October 30, 2010

Net Realized Gain (Loss) From

	PSW	PSY	BPP	BTZ	BGT
Interest rate contracts:
Financial futures contracts	$ 389,076	$ 404,976	$ 241,450	$ 5,653,071	—
Options**	—	—	17,338	(42,018)	—
Foreign currency contracts:
Foreign currency exchange contracts	—	—	—	—	$ 9,844,059
Credit contracts:
Swaps	(206,127)	(412,254)	(206,128)	(824,509)	(12,936)
Equity contracts:
Financial futures contracts	—	—	—	5,107,623	—
Options	—	—	—	(2,202,351)	—
Total	$ 182,949	$ (7,278)	$ 52,660	$ 7,691,816	$ 9,831,123
Net Change in Unrealized Appreciation/Depreciation on

	PSW	PSY	BPP	BTZ	BGT
Interest rate contracts:
Financial futures contracts	$ (92,228)	$ (100,508)	$ (58,911)	$ (755,139)	—
Foreign currency contracts:
Foreign currency exchange contracts	—	—	—	—	$ (5,277,004)
Credit contracts:
Swaps	168,952	337,904	168,952	675,809	468,218
Equity contracts:
Financial futures contracts	—	—	—	145,435	—
Options	—	—	—	(661,829)	(6,110)
Total	$ 76,724	$ 237,396	$ 110,041	$ (595,724) $ (4,814,896)
**Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.
For the year ended October 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:
	PSW	PSY	BPP	BTZ	BGT
Financial futures contracts:
Average number of contracts purchased	43	21	13	602	—
Average notional value of contracts purchased	$ 8,742,875	$ 2,621,302	$ 1,542,946	$59,459,293	—
Foreign currency exchange contracts:
Average number of contracts-US dollars purchased	—	—	—	—	5
Average number of contracts-US dollars sold	—	—	—	—	2
Average US dollar amounts purchased	—	—	—	—	$85,480,436
Average US dollar amounts sold	—	—	—	—	$ 1,273,118
Options:
Average number of contracts purchased	—	—	21	52	26
Average number of contracts written	—	—	—	155	—
Average notional value of contracts purchased	—	—	$ 21,250	$ 51,500	$ 24,514
Average notional value of contracts written	—	—	—	$17,668,875	—
Credit default swaps:
Average number of contracts-buy protection	1	1	1	1	—
Average number of contracts-sell protection	—	—	—	—	1
Average notional value-buy protection	$ 750,000	$ 1,500,000	$ 750,000	$ 3,000,000	—
Average notional value-sell protection	—	—	—	—	$ 2,835,024

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. ("PNC"), Bank of America
Corporation ("BAC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership struc-
ture, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and
Barclays are not.

Each Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Funds' investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each
Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund's average daily (weekly for BPP, BTZ

50 ANNUAL REPORT

OCTOBER 31, 2010

Notes to Financial Statements (continued)

and BGT) net assets (including any assets attributable to borrowings or to the proceeds from the issuance of Preferred Shares) as follows:

PSW	0.60%
PSY	0.60%
BPP	0.65%
BTZ	0.65%
BGT	0.75%

Average daily net assets is the average daily value of each Fund’s total assets minus the sum of its liabilities (other than borrowings representing financial leverage). Average weekly net assets is the average weekly value of each Fund’s total assets minus the sum of its liabilities (other than bor-
rowings representing financial leverage).

The Manager has voluntarily agreed to waive a portion of the investment advisory fees or other expenses on BGT as a percentage of its average weekly net assets (including any assets attributable to borrowings or to the proceeds from the issuance of Preferred Shares) minus the sum of liabili-
ties (other than borrowings representing financial leverage) as follows:
0.15% for the period September 1, 2009 to August 31, 2010, 0.10% for the period September 1, 2010 to August 31, 2011 and 0.05% for the
period September 1, 2011 to August 31, 2012. For the year ended
October 31, 2010, the Manager waived $579,445, which is included in fees waived by advisor in the Statements of Operations.

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the
Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended October 31, 2010, the amounts waived were as follows:

PSW	$16,708
PSY	$56,440
BPP	$26,236
BTZ	$96,105
BGT	$ 2,962

The Manager entered into a sub-advisory agreement with BlackRock
Financial Management, Inc. (“BFM”), an affiliate of the Manager. The
Manager pays BFM for services it provides, a monthly fee that is a percent-
age of the investment advisory fees paid by each Fund to the Manager.

For the year ended October 31, 2010, the Funds reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

Accounting
Services
PSW	$ 2,966
PSY	$12,303
BPP	$ 5,600
BTZ	$19,636
BGT	$ 8,087

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for com-
pensation paid to the Funds' Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns and payups, excluding short-term securities and US government securities for the year ended October 31, 2010, were as follows:

	Purchases	Sales
PSW	$115,988,138	$ 82,863,953
PSY	$472,600,276	$402,962,517
BPP	$207,859,996	$167,396,151
BTZ	$691,257,697	$544,009,597
BGT	$402,565,841	$369,104,868

Purchases and sales of US government securities for the year ended
October 31, 2010, were as follows:

	Purchases	Sales
PSW	$ 20,111,923	—
PSY	$ 95,441,506	—
BPP	$ 22,085,938	—
BTZ	$134,590,144	—

Transactions in options written for the year ended October 31, 2010, were as follows:

		BTZ
			Premiums
Call Options Written	Contracts		Recieved
Outstanding options, beginning of year	400	$ 828,039
Options written	3,040		5,516,038
Options closed	(2,654)		(4,834,709)
Options expired	(786)		(1,509,368)
Outstanding options, end of year	—		—

5. Commitments:

The Funds may invest in floating rate loan interests. In connection with these investments, the Funds may also enter into unfunded loan comm-
itments (“commitments”). Commitments may obligate the Funds to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is classified in the Statements of
Operations as facility and other fees, is recognized ratably over the commitment period. As of October 31, 2010, BGT had the following unfunded loan commitments:

Value of
	Unfunded	Underlying
Borrower	Commitments	Loans
American Safety Razor	$ 118,327	$ 119,270
CII Investment, LLC (FKA Cloverhill),
Delayed Draw Term Loan	$ 406,423	$ 414,303
Delphi Delayed Draw Term Loan A-1	$ 9,928	$ 9,730
Delphi Delayed Draw Term Loan A-2	$ 23,166	$ 22,702
Delphi Delayed Draw Term Loan B-1A	$ 100,559	$ 98,548
Delphi Delayed Draw Term Loan B-2A	$ 234,639	$ 229,946
Delta Airlines, Inc., Revolver	$2,700,000	$2,714,709
Horizon Lines, LLC	$ 394,366	$ 359,025
Valeant Pharmaceuticals International, Inc.,
Tranch B Term Loan	$ 320,000	$ 325,435
Whitelabel IV S.A. Term Loan B1	$ 423,750	$ 473,254
Whitelabel IV S.A. Term Loan B2	$ 701,250	$ 783,173

ANNUAL REPORT

OCTOBER 31, 2010

Notes to Financial Statements (continued)

6. Concentration, Market and Credit Risk:

PSW, PSY, BPP and BTZ invest a significant portion of each of their assets in securities in the financials sector and BGT invests a significant portion of its assets in the media sector. Please see the Schedules of Investments for these securities. Changes in economic conditions affecting the financials and media sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctua-
tions. Similar to issuer credit risk, the Funds may be exposed to counter-
party credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the
Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds' exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds' Statements of Assets and Liabilities, less any collat-
eral held by the Funds.

7. Capital Share Transactions:

PSW and PSY are authorized to issue 200 million of $0.10 par value shares, all of which were initially classified as Common Shares. Each Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders. There are an unlimited number of $0.001 par value shares authorized for BPP, BTZ and BGT.

Common Shares

As of October 31, 2010, the shares owned by an affiliate of the Manager of the Funds were as follows:

Shares
PSW	8,273
PSY	8,623
BTZ	4,817
BGT	8,239

For the years ended October 31, 2010 and October 31, 2009, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended	Year Ended
	October 31,	October 31,
	2010	2009
PSW	—	20,060
PSY	—	200,878
BPP	—	76,154
BGT	32,177	—

Shares issued and outstanding for the years ended October 31, 2010 and
October 31, 2009 remained constant for BTZ.

Preferred Shares

The Preferred Shares are redeemable at the option of each Fund, in whole or in part, on any dividend payment date at their liquidation prefer-
ence per share plus any accumulated and unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in each Fund's Articles
Supplementary (the “Governing Instrument”) are not satisfied.

From time to time in the future, each Fund may effect repurchases of its
Preferred Shares at prices below their liquidation preference as agreed upon by the Fund and seller. Each Fund also may redeem its Preferred
Shares from time to time as provided in the applicable Governing
Instrument. Each Fund intends to effect such redemptions and/or repur-
chases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The holders of Preferred Shares have voting rights equal to the holders of
Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Funds' sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Funds had the following series of Preferred Shares outstanding, effective yields and reset frequency as of October 31, 2010:

				Reset
		Preferred	Effective	Frequency
	Series	Shares	Yield	Days
PSW	M7	805	1.50%	7
	T7	805	1.50%	7
PSY	M7	861	1.50%	7
	T7	861	1.50%	7
	W7	861	1.50%	7
	TH7	861	1.50%	7
	F7	861	1.50%	7
	W28	1,228	1.51%	28
	TH28	1,228	1.51%	28
BPP	T7	939	0.29%	7
	W7	939	0.33%	7
	R7	939	0.30%	7
BTZ	T7	2,310	1.50%	7
	W7	2,310	1.50%	7
	R7	2,310	1.50%	7
	F7	2,310	1.50%	7
BGT	T7	784	1.50%	7
	W7	784	1.50%	7
	R7	784	1.50%	7

52 ANNUAL REPORT

OCTOBER 31, 2010

Notes to Financial Statements (continued)

Dividends on seven-day and 28-day Preferred Shares are cumulative at a rate which is reset every seven or 28 days, respectively, based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, each Fund is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maxi-
mum applicable rate on the Preferred Shares is as follows: for PSW, PSY and BGT, the higher of 125% times or 1.25% plus the Telerate/BBA LIBOR rate; for BPP 150% of the interest equivalent of the 30-day commercial paper rate and for BTZ, the higher of 150% times or 1.25% plus the
Telerate/BBA LIBOR rate. The low, high and average dividend rates for the year ended October 31, 2010 were as follows:

	Series	Low	High	Average
PSW	M7	1.46%	1.58%	1.50%
	T7	1.46%	1.58%	1.50%
PSY	M7	1.46%	1.58%	1.50%
	T7	1.46%	1.58%	1.50%
	W7	1.46%	1.58%	1.50%
	TH7	1.46%	1.58%	1.50%
	F7	1.46%	1.58%	1.50%
	W28	1.48%	1.60%	1.52%
	TH28	1.48%	1.60%	1.52%
BPP	T7	0.15%	0.42%	0.29%
	W7	0.15%	0.44%	0.29%
	R7	0.15%	0.42%	0.29%
BTZ	T7	1.46%	1.58%	1.50%
	W7	1.46%	1.58%	1.50%
	R7	1.46%	1.58%	1.50%
	F7	1.46%	1.58%	1.50%
BGT	T7	1.46%	1.58%	1.50%
	W7	1.46%	1.58%	1.50%
	R7	1.46%	1.58%	1.50%

Since February 13, 2008, the Preferred Shares of the Funds failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.15% to 1.60%
for the year ended October 31, 2010. A failed auction is not an event of default for the Funds but it has a negative impact on the liquidity of
Preferred Shares. A failed auction occurs when there are more sellers of a Fund's auction rate preferred shares than buyers. It is impossible to pre-
dict how long this imbalance will last. A successful auction for the Funds'
Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of the Preferred Shares may not have the ability to sell the Preferred Shares at their liquidation preference.

The Funds may not declare dividends or make other distributions on
Common Shares or purchase any such shares if, at the time of the declara-
tion, distribution or purchase, asset coverage with respect to the outstand-
ing Preferred Shares is less than 200%.

The Funds pay commissions of 0.25% on the aggregate principal amount of all shares that successfully clear their auctions and 0.15% on the aggregate principal amount of all shares that fail to clear their auctions.
Certain broker dealers have individually agreed to reduce commissions for failed auctions.

Preferred Shares issued and outstanding remained constant during the year ended October 31, 2010 for PSW, PSY, BPP, BTZ and BGT. During the
year ended October 31, 2009, the Funds announced the following redemp-
tions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption dates:

March 26, 2009
		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principle
PSY	M7	4/14/09	107	$2,675,000
	T7	4/15/09	107	$2,675,000
	W7	4/16/09	107	$2,675,000
	TH7	4/13/09	107	$2,675,000
	F7	4/13/09	107	$2,675,000
	W28	5/07/09	153	$3,825,000
	TH28	4/24/09	153	$3,825,000
BPP	T7	4/15/09	267	$6,675,000
	W7	4/16/09	267	$6,675,000
	R7	4/17/09	267	$6,675,000
February 24, 2009
		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principle
PSW	M7	3/17/09	160	$4,000,000
	T7	3/18/09	160	$4,000,000
PSY	M7	3/17/09	203	$5,075,000
	T7	3/18/09	203	$5,075,000
	W7	3/19/09	203	$5,075,000
	TH7	3/13/09	203	$5,075,000
	F7	3/16/09	203	$5,075,000
	W28	4/09/09	292	$7,300,000
	TH28	3/27/09	292	$7,300,000
November 25, 2008
		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principle
PSW	M7	12/16/08	400	$10,000,000
	T7	12/17/08	400	$10,000,000
PSY	M7	12/16/08	229	$ 5,725,000
	T7	12/17/08	229	$ 5,725,000
	W7	12/18/08	229	$ 5,725,000
	TH7	12/12/08	229	$ 5,725,000
	F7	12/15/08	229	$ 5,725,000
	W28	12/18/08	327	$ 8,175,000
	TH28	1/02/09	327	$ 8,175,000
BPP	T7	12/17/08	266	$ 6,650,000
	W7	12/18/08	266	$ 6,650,000
	R7	12/19/08	266	$ 6,650,000

All of the Funds, except BGT, financed the Preferred Share redemptions with cash received from reverse repurchase agreements. BGT financed the
Preferred Share redemption with cash received from a loan.

8. Borrowings:

BGT entered into a senior committed secured, 364-day revolving line of credit and a separate security agreement (the “SSB Agreement”) with State
Street Bank and Trust Company (“SSB”). The SSB Agreement provided the
Fund with a maximum commitment of $134 million. The Fund has granted a security interest in substantially all of its assets to SSB.

Advances are made by SSB to the Fund, at the Fund’s option of (a) the higher of (i) 1.0% above the Fed Effective Rate and (ii) 1.0% above the

ANNUAL REPORT

OCTOBER 31, 2010

Notes to Financial Statements (continued)

Overnight LIBOR or (b) 1.0% above 7-day, 30-day, 60-day or 90-day LIBOR.
In addition, the Fund pays a facility fee and a commitment fee based upon
SSB’s total commitment to the Fund. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs. Advances to the Fund as of October 31, 2010 are shown in the
Statements of Assets and Liabilities as loan payable. The SSB Agreement was renewed for 364 days under substantially the same terms effective
March 4, 2010. The commitment amount was increased from $134 million to $145 million. For the year ended October 31, 2010, the daily weighted average interest rate was 1.37%.

BGT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term bor-
rowings is less than 300%.

For the year ended October 31, 2010, the daily weighted average interest rates for Funds with reverse repurchase agreements were as follows:

PSW	0.34%
PSY	0.33%
BPP	0.35%
BTZ	0.36%

9. Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.
These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2010 attributable to the accounting for swap agreements, amortization methods on fixed income securities, the classification of investments, and foreign currency transactions were reclassified to the following accounts:

	PSW	PSY	BPP	BTZ	BGT
Undistributed net investment income	$ (54,363)	$ 317,410	$ 145,957	$ 230,241	$ 8,501,521
Accumulated net realized loss	$ 54,363	$ (317,410)	$ (145,957)	$ (230,241)	$ (8,501,521)
The tax character of distributions paid during the fiscal years ended October 31, 2010 and 2009 was as follows:
	PSW	PSY	BPP	BTZ	BGT
Ordinary income
10/31/2010	$ 6,971,994	$ 31,608,403	$ 14,283,895	$ 45,336,648	$ 20,390,728
10/31/2009	9,272,893	48,928,499	18,039,320	52,227,765	28,934,349
Tax return of capital
10/31/2010	909,831	5,350,650	1,431,653	14,927,112	—
10/31/2009	1,345,345	116,310	4,250,036	24,678,883	9,994,857
Total distributions
10/31/2010	$ 7,881,825	$ 36,959,053	$ 15,715,548	$ 60,263,760	$ 20,390,728
10/31/2009	$ 10,618,238	$ 49,044,809	$ 22,289,356	$ 76,906,648	$ 38,929,206
As of October 31, 2010 the tax components of accumulated net losses were as follows:
	PSW	PSY	BPP	BTZ	BGT
Undistributed ordinary income	—	—	—	—	$ 5,307,815
Capital loss carryforwards	$(132,340,772)	$(485,042,795)	$(200,624,830)	$(402,259,993)	(89,797,379)
Net unrealized gains (losses)*	6,394,781	20,676,965	7,504,728	28,535,850	(2,088,611)
Total	$(125,945,991)	$(464,365,830)	$(193,120,102)	$(373,724,143)	$(86,578,175)

* The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency exchange contracts, the timing and recognition of partnership income, the accounting for swap agreements, the deferral of compensation to directors, the classification of investments, and investments in wholly owned subsidiaries.

As of October 31, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires October 31,	PSW	PSY	BPP	BTZ	BGT
2011	$ 1,276,621	—	—	—	—
2012	10,243,141 $ 62,733,648		—	—	—
2013	5,058,900	17,911,331	—	—	—
2014	8,481,628	12,145,117	—	—	—
2015	6,724,694	19,582,978	$ 18,184,893	$ 49,741,712	$ 3,268,804
2016	40,232,230	140,413,242	58,197,929	113,355,213	24,616,531
2017	55,825,534	194,970,854	108,996,120	223,939,227	45,385,443
2018	4,498,024	37,285,625	15,245,888	15,223,841	16,526,601
Total	$ 132,340,772	$ 485,042,795	$ 200,624,830	$ 402,259,993	$ 89,797,379

54 ANNUAL REPORT

OCTOBER 31, 2010

Notes to Financial Statements (concluded)

10. Subsequent Events:

Management's evaluation of the impact of all subsequent events on the
Funds' financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on November 30, 2010 to Common Shareholders of record on November 15, 2010 as follows:

Common
Dividend
Per Share
PSW	$0.0570
PSY	$0.0635
BPP	$0.0665
BTZ	$0.0790
BGT	$0.0725

Each Fund paid a net investment income dividend on December 20, 2010 to Common Shareholders of record on December 15, 2010 as follows:

Common
Dividend
Per Share
PSW	$0.0495
PSY	$0.0535
BPP	$0.0540
BTZ	$0.0690
BGT	$0.0750

The dividends declared on Preferred Shares for the period November 1,
2010 to November 30, 2010 were as follows:

		Dividends
	Series	Declared
PSW	M7	$25,185
	T7	$25,104
PSY	M7	$26,937
	T7	$26,850
	W7	$26,861
	TH7	$26,852
	F7	$26,937
	W28	$38,456
	TH28	$38,424
BPP	T7	$ 5,976
	W7	$ 6,324
	R7	$ 6,312
BTZ	T7	$72,264
	W7	$72,066
	R7	$72,042
	F7	$72,271
BGT	T7	$24,466
	W7	$24,478
	R7	$24,473

On November 12, 2010, the Funds’ Boards approved the following redemp-
tions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principle
PSW	M7	12/07/10	805	$20,125,000
	T7	12/08/10	805	$20,125,000
PSY	M7	1/04/11	861	$21,525,000
	T7	1/05/11	861	$21,525,000
	W7	1/06/11	861	$21,525,000
	R7	1/07/11	861	$21,525,000
	F7	1/10/11	861	$21,525,000
	W28	1/13/11	1,228	$30,700,000
	R28	1/28/11	1,228	$30,700,000
BPP	T7	12/08/10	939	$23,475,000
	W7	12/09/10	939	$23,475,000
	R7	12/10/10	939	$23,475,000
BTZ	T7	1/05/11	2,310	$57,750,000
	W7	1/06/11	2,310	$57,750,000
	R7	1/07/11	2,310	$57,750,000
	F7	1/10/11	2,310	$57,750,000
BGT	T7	12/08/10	784	$19,600,000
	W7	12/09/10	784	$19,600,000
	R7	12/10/10	784	$19,600,000

The Funds will finance the Preferred Share redemptions with cash received from either reverse repurchase agreement financing or credit facility financ-
ing on a fund-by-fund basis. The redemption dates for PSY and BTZ are conditioned upon the absence of any legal impediment to completing the redemptions as scheduled.

ANNUAL REPORT

OCTOBER 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
BlackRock Credit Allocation Income Trust I, Inc. and
BlackRock Credit Allocation Income Trust II, Inc.
and to the Shareholders and Board of Trustees of
BlackRock Credit Allocation Income Trust III,
BlackRock Credit Allocation Income Trust IV and
BlackRock Floating Rate Income Trust
(Collectively the “Trusts”):

We have audited the accompanying statements of assets and liabilities of BlackRock Credit Allocation Income Trust I, Inc. and BlackRock Credit
Allocation Income Trust II, Inc., including the schedules of investments, as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the accompany-
ing statement of assets and liabilities of BlackRock Credit Allocation
Income Trust III, including the schedule of investments, as of October 31,
2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period ended October 31, 2010, the period January 1, 2008 to October 31, 2008, and each of the three years in the period ended
December 31, 2007. We have also audited the accompanying statement of assets and liabilities of BlackRock Credit Allocation Income Trust IV, including the schedule of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ended
October 31, 2010 and the period December 27, 2006 (commencement of operations) to October 31, 2007. We have also audited the accompany-
ing statement of assets and liabilities of BlackRock Floating Rate Income
Trust, including the schedule of investments, as of October 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period ended October 31, 2010, the period January 1, 2008 to October 31, 2008, and each of the three years in the period ended
December 31, 2007. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial report-
ing. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining,

on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifi-
cant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of October 31, 2010, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of
BlackRock Credit Allocation Income Trust I, Inc. and BlackRock Credit
Allocation Income Trust II, Inc., the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Credit
Allocation Income Trust III, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period ended October 31, 2010, the period January 1, 2008 to October
31, 2008, and each of the three years in the period ended December 31,
2007, in conformity with accounting principles generally accepted in the
United States of America. Additionally, in our opinion, the financial state-
ments and financial highlights referred to above present fairly, in all mate-
rial respects, the financial position of BlackRock Credit Allocation Income
Trust IV, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period ended October
31, 2010 and the period December 27, 2006 (commencement of opera-
tions) to October 31, 2007, in conformity with accounting principles gener-
ally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Floating
Rate Income Trust, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period ended October 31, 2010, the period January 1, 2008 to October 31, 2008, and each of the three years in the period ended
December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 23, 2010

56 ANNUAL REPORT

OCTOBER 31, 2010

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid by the Funds for the taxable year ended October 31, 2010.

	PSW	PSY	BPP	BTZ	BGT
Qualified Dividend Income for Individuals*
Months Paid:
November – December 2009†	24.73%	26.34%	41.03%	36.10%	—
January – October 2010	12.36%	19.05%	27.05%	24.10%	—
Dividends Received Deductions for Corporations*
Months Paid:
November – December 2009†	9.35%	13.38%	12.88%	15.78%	—
January – October 2010	6.17%	12.54%	8.79%	7.42%	—
Interest-Related Dividends for Non-U.S. Residents**
Months Paid:
November – December 2009†	57.59%	60.22%	39.38%	30.10%	60.48%
January – October 2010	77.66%	73.16%	77.00%	86.08%	62.95%
Federal Obligation Interest***	1.05%	1.10%	0.55%	3.95%	—

* The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
** Represents the portion of taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
*** The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.
† Includes dividend paid on January 11, 2010 to PSW, PSY, BPP, BTZ and BGT Common Shareholders.

ANNUAL REPORT

OCTOBER 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors and the Board of Trustees, as the case may be
(each, a “Board,” and, collectively, the "Boards," and the members of which are referred to as "Board Members") of each of BlackRock Credit Allocation
Income Trust I, Inc. (“PSW”), BlackRock Credit Allocation Income Trust II,
Inc. (“PSY”), BlackRock Credit Allocation Income Trust III (“BPP”),
BlackRock Credit Allocation Income Trust IV (“BTZ”) and BlackRock Floating
Rate Income Trust (“BGT,” and together with PSW, PSY, BPP and BTZ, each a “Fund” and, collectively, the “Funds”) met on April 8, 2010 and May
13 — 14, 2010 to consider the approval of each Fund’s investment advi-
sory agreement (collectively, the “Advisory Agreements”) with BlackRock
Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Boards also considered the approval of the sub-advisory agreement (collectively, the “Sub-Advisory Agreements”) between the Manager and BlackRock
Financial Management, Inc. (the “Sub-Advisor”), with respect to each Fund.
The Manager and the Sub-Advisor are referred to herein as “BlackRock.”
The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of each Fund consists of ten individuals, eight of whom are not “interested persons” of the Funds as defined in the Investment
Company Act of 1940 (the “1940 Act”) (the “Independent Board
Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent
Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an
Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating
Committee, a Compliance Committee, a Performance Oversight Committee
and an Executive Committee, each of which is composed of Independent
Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board
Member. Each Board also has two ad hoc committees, the Joint Product
Pricing Committee, which consists of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds, and the
Ad Hoc Committee on Auction Market Preferred Shares.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continu-
ation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by the personnel of
BlackRock and its affiliates, including investment management, administra-
tive and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Boards, acting directly and through their committees, considered at each of their meetings factors that are relevant to their annual consideration of the renewal of the
Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards consid-
ered were: (a) investment performance for one-, three- and five-year peri-
ods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management's and portfolio managers’ analysis of the reasons for any over performance or underperformance against a Fund’s peers and/or benchmark, as applicable; (b) fees, including advisory and other amounts paid to BlackRock and its affiliates by each Fund for serv-
ices such as call center and fund accounting; (c) each Fund’s operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and compliance policies and proce-
dures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of port-
folio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual man-
agement fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product chan-
nels, as applicable; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 8, 2010 meeting, the Boards requested and each received materials specifically relating to the
Agreements. The Boards are engaged in a process with BlackRock to peri-
odically review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the
April meeting included (a) information independently compiled and pre-
pared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the invest-
ment performance of each Fund as compared with a peer group of funds as determined by Lipper, and in the case of PSW, PSY, BPP and BTZ, a customized peer group selected by BlackRock (collectively, “Peers”); (b)
information on the profitability of the Agreements to BlackRock and a dis-
cussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock and (f) if applicable, a comparison of manage-
ment fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 8, 2010, the Boards reviewed materi-
als relating to their consideration of the Agreements. As a result of the dis-
cussions that occurred during the April 8, 2010 meeting, the Boards presented BlackRock with questions and requests for additional informa-
tion and BlackRock responded to these requests with additional written information in advance of the May 13 — 14, 2010 Board meeting.

At an in-person meeting held on May 13 — 14, 2010, each Board, includ-
ing its Independent Board Members, unanimously approved the continua-
tion of the Advisory Agreement between the Manager and its respective
Fund and the Sub-Advisory Agreement between the Manager and the

58 ANNUAL REPORT

OCTOBER 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Sub-Advisor with respect to its respective Fund, each for a one-year term ending June 30, 2011. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and
BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each
Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as services related to the valuation and pricing of each Fund’s portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund.
Throughout the year, the Boards compared each Fund’s performance to the performance of a comparable group of closed-end funds, and the perform-
ance of a relevant benchmark, if any. The Boards met with BlackRock’s sen-
ior management personnel responsible for investment operations, including the senior investment officers. The Boards also reviewed the materials pro-
vided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock's credit analysis capabilities, BlackRock's risk analysis capabilities and
BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also reviewed a general description of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to each
Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In addition to investment advisory services, BlackRock and its affiliates pro-
vide each Fund with other services, including (i) preparing disclosure docu-
ments, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) assisting with daily accounting and pric-
ing; (iv) preparing periodic filings with regulators and stock exchanges; (v)
overseeing and coordinating the activities of other service providers; (vi)
organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) perform-
ing other administrative functions necessary for the operation of each
Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Boards reviewed the structure and duties of
BlackRock’s fund administration, accounting, legal and compliance depart-
ments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards,
including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 8, 2010 meeting, the Boards were provided with reports, independently prepared by
Lipper, which included a comprehensive analysis of each Fund’s perform-
ance. The Boards also reviewed a narrative and statistical analysis of the
Lipper data that was prepared by BlackRock, which analyzed various fac-
tors that affect Lipper’s rankings. In connection with their reviews, the
Boards received and reviewed information regarding the investment per-
formance of each Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in each Fund’s applicable
Lipper category, and in the case of PSW, PSY, BTZ and BPP, a customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The
Boards regularly review the performance of each Fund throughout the year.

The Board of BGT noted that, in general, BGT performed better than its Peers in that BGT’s performance was at or above the median of its
Lipper Performance Universe in two of the one-, three- and five-year periods reported.

The Board of BTZ noted that, in general, BTZ performed better than its
Peers in that BTZ’s performance was at or above the median of its
Customized Lipper Peer Group in the three-year period reported.
Additionally, working with the Board of BTZ, BlackRock has restructured
BTZ to focus on investment grade corporate bonds, high yield bonds and other opportunistic asset classes, including bank loans, preferred stock and convertible bonds.

The Boards of PSW and PSY noted that PSW and PSY performed below the median of their respective Customized Lipper Peer Group in the three- and five-year periods reported, but that each Fund performed better than or equal to the median of its Customized Lipper Peer Group in the one-year period reported. The Boards of PSW and PSY and BlackRock reviewed the reasons for each Fund's underperformance during the three- and five-year periods compared with its Peers. The Boards of PSW and PSY were informed that, among other things, being underweight to retail preferreds hurt each Fund relative to its Peers.

The Board of BPP noted that BPP performed below the median of its
Customized Lipper Peer Group in each of the one-, three- and five-year

ANNUAL REPORT

OCTOBER 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

periods reported. The Board of BPP and BlackRock reviewed the reasons for BPP’s underperformance during these periods compared with its Peers.
The Board of BPP was informed that, among other things, being under-
weight to retail preferreds hurt BPP relative to Peers.

The Boards of PSW, PSY and BPP and BlackRock discussed BlackRock’s strategy for improving each Fund's performance and BlackRock’s commit-
ment to providing the resources necessary to assist each Fund's portfolio managers and to improve each Fund's performance. Additionally, working with the Boards of PSW, PSY and BPP, BlackRock has restructured each
Fund to focus on investment grade corporate bonds, high yield bonds and other opportunistic asset classes, including bank loans, preferred stock and convertible bonds.

The Boards noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory Fees and the Cost of the Services and
Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Funds: The Boards, including the Independent
Board Members, reviewed each Fund’s contractual advisory fee rate com-
pared with the other funds in its Lipper category. The Boards also com-
pared each Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Boards reviewed BlackRock’s profitability with respect to each Fund and other funds the Boards currently oversee for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31,
2008. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The
Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allo-
cating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitabil-
ity of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-
end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, cer-
tain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indi-
cates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the manage-
ment of each Fund. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

Each Board noted that its respective Fund's contractual management fee rate was lower than or equal to the median contractual management fee rate paid by the Fund's Peers, in each case, before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: The Boards, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Boards also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable each Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of each Fund.

The Boards noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and each fund is man-
aged independently consistent with its own investment objectives. The
Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its fee structure. Information provided by Lipper also revealed that only one closed-end fund complex with total closed-end fund nets assets exceeding $10 billion, as of December 31, 2009, used a complex level breakpoint structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in
BlackRock’s profile in the investment advisory community, and the engage-
ment of BlackRock’s affiliates and significant shareholders as service providers to the Funds, including for administrative and distribution serv-
ices. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.
The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund

60 ANNUAL REPORT

OCTOBER 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

transactions to assist in managing all or a number of its other client accounts. The Boards further noted that BlackRock completed the acquisi-
tion of a complex of exchange-traded funds (“ETFs”) on December 1,
2009, and that BlackRock’s funds may invest in such ETFs without any off-
set against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar prac-
tices. The Boards received reports from BlackRock which included informa-
tion on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund market-
place, and that shareholders are able to sell their respective Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Each Board, including its Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its respective Fund for a one-year term ending June 30, 2011 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to its respective Fund, for a one-year term ending June 30,
2011. As part of its approval, each Board considered the discussions of
BlackRock’s fee structure, as it applies to its respective Fund, being con-
ducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including its Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of its respective Fund and its shareholders. In arriving at a decision to approve the Agreements, none of the Boards identified any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this deter-
mination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor
Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT

OCTOBER 31, 2010

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment
Plan”), Common Shareholders are automatically enrolled to have all distri-
butions of dividends and capital gains reinvested by Computershare Trust
Company, N.A. (the “Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the
Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the
Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain dis-
tribution, the Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or
(ii) by purchase of outstanding shares on the open market, on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condi-
tion often referred to as a “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the
NAV on the date the shares are issued. However, if the NAV is less than
95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date.
If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market pre-
mium during the purchase period, the Plan Agent will invest any un-
invested portion in newly issued shares.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date;
otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the
Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment
Plan. There is no direct service charge to participants in the Reinvestment
Plan; however, each Fund reserves the right to amend the Reinvestment
Plan to include a service charge payable by the participants. Participants that request a sale of shares through Computershare Trust Company, N.A.
are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 43078, Providence,
RI 02940-3078, Telephone: (800) 699-1BFM or overnight correspon-
dence should be directed to the Plan Agent at 250 Royall Street, Canton,
MA 02021.

62 ANNUAL REPORT

OCTOBER 31, 2010

Officers and Directors
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1]
Richard E. Cavanagh	Chairman	Since	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The	99 RICS consisting of	Arch Chemical
55 East 52nd Street	of the Board	2007	GuardianLife Insurance Company of America since 1998; Trustee,	97 Portfolios	(chemical and allied
New York, NY 10055	and Director		Educational Testing Service from 1997 to 2009 and Chairman thereof		products)
1946			from 2005 to 2009 Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference
Board, Inc. (global business research organization) from 1995 to 2007.
Karen P. Robards	Vice Chair	Since	Partner of Robards & Company, LLC (financial advisory firm) since	99 RICs consisting of	AtriCure, Inc.
55 East 52nd Street	of the Board,	2007	1987; Co-founder and Director of the Cooke Center for Learning and	97 Portfolios	(medical devices)
New York, NY 10055	Chair of		Development, (a not-for-profit organization) since 1987; Director of
1950	the Audit		Care Investment Trust, Inc. (health care real estate investment trust)
	Committee		from 2007 to 2010; Director of Enable Medical Corp. from 1996
	and Director		to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.
Frank J. Fabozzi	Director	Since	Consultant/Editor of The Journal of Portfolio Management since 2006;	99 RICs consisting of	None
55 East 52nd Street	and Member	2007	Professor in the Practice of Finance and Becton Fellow, Yale University,	97 Portfolios
New York, NY 10055	of the Audit		School of Management, since 2006; Adjunct Professor of Finance
1948	Committee		and Becton Fellow, Yale University from 1994 to 2006.
Kathleen F. Feldstein	Director	Since	President of Economics Studies, Inc. (private economic consulting	99 RICs consisting of	The McClatchy
55 East 52nd Street		2007	firm) since 1987; Chair, Board of Trustees, McLean Hospital from	97 Portfolios	Company (publishing);
New York, NY 10055			2000 to 2008 and Trustee Emeritus thereof since 2008; Member of		Bellsouth
1941			the Board of Partners Community Healthcare, Inc. from 2005 to 2009;		(telecommunications);
			Member of the Corporation of Partners HealthCare since 1995;		Knight Ridder
			Trustee, Museum of Fine Arts, Boston since 1992; Member of the		(publishing)
Visiting Committee to the Harvard University Art Museum since 2003;
Director, Catholic Charities of Boston since 2009.
James T. Flynn	Director	Since	Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	99 RICs consisting of	None
55 East 52nd Street	and Member	2007		97 Portfolios
New York, NY 10055	of the Audit
1939	Committee
Jerrold B. Harris	Director	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC	99 RICs consisting of	BlackRock Kelso
55 East 52nd Street		2007	(scientific equipment) since 2000; Director of Delta Waterfowl	97 Portfoslios	Capital Corp. (business
New York, NY 10055			Foundation since 2001; President and Chief Executive Officer, VWR		development company)
1942			Scientific Products Corporation from 1990 to 1999.

ANNUAL REPORT

OCTOBER 31, 2010

Officers and Directors (continued)
Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past 5 Years	(“Portfolios”) Overseen	Directorships
Non-Interested Directors[1] (concluded)
R. Glenn Hubbard	Director	Since	Dean, Columbia Business School since 2004; Columbia faculty	99 RICs consisting of	ADP (data and
55 East 52nd Street		2007	member since 1988; Co-Director, Columbia Business School’s	97 Portfolios	information services);
New York, NY 10055			Entrepreneurship Program from 1997 to 2004; Chairman, U.S.		KKR Financial
1958			Council of Economic Advisers under the President of the United		Corporation (finance);
			States from 2001 to 2003; Chairman, Economic Policy Committee		Metropolitan Life
			of the OECD from 2001 to 2003.		Insurance Company
(insurance)
W. Carl Kester	Director	Since	George Fisher Baker Jr. Professor of Business Administration, Harvard	99 RICs consisting of	None
55 East 52nd Street	and Member	2007	Business School; Deputy Dean for Academic Affairs, since 2006; Unit	97 Portfolios
New York, NY 10055	of the Audit		Head, Finance, Harvard Business School, from 2005 to 2006; Senior
1951	Committee		Associate Dean and Chairman of the MBA Program of Harvard Business
School, from 1999 to 2005; Member of the faculty of Harvard Business
School since 1981; Independent Consultant since 1978.
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served as a director for the Funds covered by this annual report. Following the combination of Merrill Lynch
Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Funds’ board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J.
Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P.
Robards, 1998.
Interested Directors[3]
Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street	169 RICs	None
55 East 52nd Street		2007	Research & Management Company from 2000 to 2005; Chairman of the Board	consisting of
New York, NY 10055			of Trustees, State Street Research Mutual Funds from 2000 to 2005.	290 Portfolios
1945
Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock,	169 RICs	None
55 East 52nd Street		2007	Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC	consisting of
New York, NY 10055			from 1998 to 2007; President of BlackRock Funds and BlackRock Bond	290 Portfolios
1947			Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

3 Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Funds based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

64 ANNUAL REPORT

OCTOBER 31, 2010

Officers and Directors (concluded)

Position(s)
Name, Address	Held with	Length of
and Year of Birth	Funds	Time Served	Principal Occupation(s) During Past 5 Years
Funds Officers[1]
Anne Ackerley	President	Since	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009;
55 East 52nd Street	and Chief	2007[2]	Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s
New York, NY 10055	Executive		US Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
1962	Officer
Brendan Kyne	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock’s US Retail Group since 2009, co-head thereof from 2007 to 2009;
New York, NY 10055			Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007; Director, of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill
55 East 52nd Street		2007	Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director
New York, NY 10055			of MLIM Fund Services Group from 2001 to 2006.
1970
Brian Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel
55 East 52nd Street	Compliance	2007	of BlackRock, Inc. since 2005.
New York, NY 10055	Officer
1959
Howard Surloff	Secretary	Since	Managing Director and General Counsel of US Funds at BlackRock, Inc. since 2006; General Counsel (US)
55 East 52nd Street		2007	of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10055
1965

1 Officers of the Funds serve at the pleasure of the Board.

2 Ms. Ackerley has been President and Chief Executive officer since 2009 and was Vice President from 2007 to 2009.

Investment Advisor	Custodian	Transfer Agent	Independent	Legal Counsel	Address of the Funds
BlackRock Advisors, LLC	State Street Bank and	Common Shares	Registered Public	Skadden, Arps, Slate,	100 Bellevue Parkway
Wilmington, DE 19809	Trust Company	Computershare Trust	Accounting Firm	Meagher & Flom LLP	Wilmington, DE 19809
	Boston, MA 02111	Company, N.A.	Deloitte & Touche LLP	New York, NY 10036
Sub-Advisor		Canton, MA 02021	Princeton, NJ 08540
BlackRock Financial	Auction Agent
Management, Inc.	Preferred Shares	Accounting Agent
New York, NY 10022	BNY Mellon	State Street Bank
	Shareowner Services	and Trust Company
	Jersey City, NJ 07310	Princeton, NJ 08540

ANNUAL REPORT

OCTOBER 31, 2010

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on September 2, 2010 for shareholders of record on July 6, 2010, to elect trustee nominees for each Trust.
There were no broker non-votes with regard to any non-routine matter for any of the Funds. Due to a lack of quorum of preferred shares, action on the pro-
posal regarding the preferred shares nominees' election for BlackRock Credit Allocation Income Trust I, Inc. and BlackRock Credit Allocation Income Trust II,
Inc. was subsequently adjourned to October 5, 2010.

Below are the results with respect to each nominee, who will continue to serve as Trustee for each of the Trusts:
	Richard E. Cavanagh			Kathleen F. Feldstein				Henry Gabbay			Jerrold B. Harris
		Votes			Votes			Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
BPP	15,931,616	400,210	0	15,911,181	420,645	0	15,929,800	402,026	0	15,928,309	403,517	0
BTZ	43,168,792	3,212,846	0	43,017,507	3,364,131	0	43,179,171	3,202,467	0	43,153,679	3,227,959	0
BGT	16,559,709	356,288	0	16,546,099	369,898	0	16,559,709	356,288	0	16,548,668	367,329	0

For the Funds listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard S. Davis, Frank J. Fabozzi,
James T. Flynn, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards.

Below are the results with respect to each nominee, who will continue to serve as Director for each of the Funds:
	Richard E. Cavanagh				Richard S. Davis			Frank J. Fabozzi[1]		Kathleen F. Feldstein
		Votes			Votes			Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
PSW	8,953,536	221,542	0	8,976,309	198,769	0	401	5	131	8,961,523	213,555	0
PSY	32,840,671	2,775,376	0	32,847,835	2,768,212	0	1,770	251	382	32,943,188	2,672,859	0
		James T. Flynn			Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
		Votes			Votes			Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
PSW	8,972,999	202,079	0	8,982,717	192,361	0	8,973,595	201,483	0	8,979,270	195,808	0
PSY	32,887,756	2,728,291	0	32,865,057	2,750,990	0	32,890,863	2,725,184	0	32,888,504	2,727,543	0
	W. Carl Kester[1]				Karen P. Robards
		Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
PSW	401	5	131	8,951,839	223,239	0
PSY	1,770	251	382	32,978,558	2,637,489	0
[1]	Voted on by holders of Preferred Shares only.

66 ANNUAL REPORT

OCTOBER 31, 2010

Additional Information (continued)

Fund Certification

Each Fund is listed for trading on the New York Stock Exchange (“NYSE”)
and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards.

The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the
Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net invest-
ment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The
Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which com-
prises part of the financial information included in this report.

ANNUAL REPORT

OCTOBER 31, 2010

Additional Information (continued)

General Information

On July 29, 2010, the Manager announced that a derivative complaint had been filed by shareholders of PSY and BTZ on July 27, 2010 in the
Supreme Court of the State of New York, New York County. The complaint names the Manager, BlackRock, Inc. and certain of the directors, officers and portfolio managers of PSY and BTZ as defendants. The complaint alleges, among other things, that the parties named in the complaint breached fiduciary duties owed to PSY and BTZ and their Common
Shareholders by redeeming auction-market preferred shares, auction rate preferred securities, auction preferred shares and auction rate securi-
ties (collectively, “AMPS”) at their liquidation preference. The complaint seeks unspecified damages for losses purportedly suffered by PSY and
BTZ as a result of the prior redemptions and injunctive relief preventing
PSY and BTZ from redeeming AMPS at their liquidation preference in the future. The Manager, BlackRock, Inc. and the other parties named in the complaint believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

On November 15, 2010, the Manager announced the intention to redeem all of the outstanding auction rate preferred shares (ARPS) issued by five of its taxable closed-end funds: PSW, PSY, BPP, BTZ, and BGT. The announced redemptions encompass all remaining taxable ARPS issued by BlackRock closed-end funds and total approximately $569 million.
BlackRock announced that the ARPS would be redeemed with available cash or proceeds from reverse repurchase agreement financing or a credit facility on a fund-by-fund basis and, in each case, the refinancing is expected to result in a lower cost of financing for each fund under current market conditions.

In exchange for the shareholder plaintiff's agreement to withdraw a previ-
ously filed motion for preliminary injunction enjoining any further redemp-
tions of ARPS, each of these funds agreed to provide the plaintiffs in those actions with 30 days prior notice of any additional redemptions. On
November 24, 2010, the Manager announced that counsel for the plaintiffs filed a motion for a preliminary injunction enjoining PSY and BTZ from redeeming outstanding AMPS pending final resolution of the underlying shareholder derivative suit. The Manager announced that it intends to vigor-
ously oppose the motion announced that it intends to vigorously oppose the motion and complete the previously announced redemption of AMPS by PSY and BTZ as previously announced, although the redemption dates for BTZ and PSY are conditioned upon the absence of any legal impedi-
ments to completing the redemptions as scheduled.

BlackRock will continue to keep market participants and shareholders informed of its closed-end funds’ progress to redeem ARPS via press releases and on BlackRock’s website at www.blackrock.com.

68 ANNUAL REPORT

OCTOBER 31, 2010

Additional Information (concluded)

General Information (concluded)

The Funds do not make available copies of their Statements of Additional
Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

Quarterly performance, semi-annual and annual reports and other informa-
tion regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regard-
ing the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ web-
sites or shareholders can sign up for e-mail notifications of quarterly state-
ments, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us other-
wise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission (“SEC”) for the first and third quar-
ters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information
on the operation of the Public Reference Room may be obtained by calling
(800) SEC-0330. Each Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to deter-
mine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at
http://www.sec.gov.

Availability of Proxy Voting Record

Information about how each Fund voted proxies relating to securities held in each Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance data for the Funds on a
monthly basis on its website in the “Closed-end Funds” section of
http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds.

ANNUAL REPORT

OCTOBER 31, 2010

Additional Information (concluded)

Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regula-
tions. Each Fund will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

October 31, 2010
		Total Cumulative Distributions			% Breakdown of the Total Cumulative
		for the Fiscal Year				Distributions for the Fiscal Year
	Net	Net Realized		Total Per	Net	Net Realized		Total Per
	Investment	Capital	Return of	Common	Investment	Capital	Return of	Common
	Income	Gains	Capital	Share	Income	Gains	Capital	Share
PSW	$0.577347	—	$0.127653	$0.705000	82%	0%	18%	100%
PSY	$0.662449	—	$0.180051	$0.842500	79%	0%	21%	100%
BPP	$0.717389	—	$0.122611	$0.840000	85%	0%	15%	100%
BTZ.	$0.786470	—	$0.308530	$1.095000	72%	0%	28%	100%
BGT	$0.827500	—	—	$0.827500	100%	0%	0%	100%

PSW, PSY, BPP and BTZ Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Fund is returned to the shareholder. A return of capital does not necessarily reflect a Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-
guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock col-
lects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applica-
tions, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

70 ANNUAL REPORT

OCTOBER 31, 2010

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds leverage their Common Shares, which creates risk for Common

Shareholders, including the likelihood of greater volatility of net asset value and market price of Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#CE-EQFI-6-10/10

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal Accountant Fees and Services
	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock Credit
Allocation Income	$40,000	$40,000	$3,500	$3,500	$6,100	$6,100	$0	$1,028
Trust I, Inc.

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock Credit Allocation Income Trust I, Inc.	$20,377	$413,128

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 – Audit Committee of Listed Registrants

(a) The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the
Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b) Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – The board of directors has delegated the voting of proxies for the
Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the
Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment
Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the
Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the
Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the
Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the
Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal
and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at
http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of October 31,
2010.

(a)(1) The registrant (or “Fund”) is managed by a team of investment professionals led by
John Burger, Managing Director at BlackRock, Inc. Mr. Burger is a member of
BlackRock, Inc.’s fixed income portfolio management group and is primarily responsible for the day-to-day management of the registrant’s portfolio and the selection of its investments. Mr. Burger has been a member of the registrant’s portfolio management team since 2003.

Portfolio Manager		Biography
John Burger		Managing Director of BlackRock, Inc. since 2006; Managing Director of
Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2004 to 2006.
(a)(2) As of October 31, 2010:
	(ii) Number of Other Accounts Managed			(iii) Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
Performance-Based
	Other	Other Pooled		Other	Other Pooled
(i) Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies
John Burger	4	1	60	0	0	0
	$1.86 Billion	$40.70 Million	$18.44 Billion	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock, Inc. (individually and together with its affiliates, “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the
Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by
BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of
BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of October 31, 2010:

Portfolio Manager Compensation Overview
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by
BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within
BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.
In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment
Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio manager, such benchmarks include a combination of Lipper Income and Preferred Stock Closed-end Funds classification.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.
Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in
BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-
term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Burger has received awards under the
LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Mr. Burger has participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a
401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee
Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in
BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of October 31, 2010.

Portfolio Manager	Dollar Range of Equity Securities
of the Fund Beneficially Owned
John Burger	None

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – On September 17, 2010, the Board
of Directors of the Fund amended and restated in its entirety the bylaws of the Fund (the
"Amended and Restated Bylaws"). The Amended and Restated Bylaws were deemed effective as of September 17, 2010 and set forth, among other things, the processes and procedures that shareholders of the Fund must follow, and specifies additional information that shareholders of the Fund must provide, when proposing director nominations at any annual meeting or special meeting in lieu of an annual meeting or other business to be considered at an annual meeting or special meeting.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Credit Allocation Income Trust I, Inc.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Credit Allocation Income Trust I, Inc.

Date: January 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Credit Allocation Income Trust I, Inc.

Date: January 5, 2011

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Credit Allocation Income Trust I, Inc.

Date: January 5, 2011